Execution Copy

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

Depositor,

WASHINGTON MUTUAL BANK, FA

Seller and Servicer,

BANK ONE, NATIONAL ASSOCIATION
Trustee,

SECOND AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

Dated as of April 1, 2002

relating to

WASHINGTON MUTUAL BANK, FA MORTGAGE-BACKED PASS-THROUGH
CERTIFICATES, SERIES 1999-WM4,
WASHINGTON MUTUAL BANK, FA MORTGAGE-BACKED PASS-THROUGH
CERTIFICATES, SERIES 2001-AR5 AND
CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-AR17

                         TABLE OF CONTENTS

                                                               Page

PRELIMINARY STATEMENT.............................................1

ARTICLE I    DEFINITIONS..........................................7

ARTICLE II   CONVEYANCE OF TRUST FUND; REPRESENTATIONS AND

      SECTION 2.03   Representations, Warranties and
                     Covenants of the Servicer and Seller........67

      SECTION 2.04   Representations, Warranties and
                     Covenants of the Seller with respect to

      SECTION 3.02   Enforcement of the Obligations of
                     Sub-Servicers...............................83

      SECTION 3.03   Termination of the Rights of
                     Sub-Servicers...............................84

      SECTION 3.04   Liability of the Servicer...................84

      SECTION 3.05   Rights of the Depositor and the Trustee
                     in Respect of the Servicer..................85

      SECTION 3.06   Trustee to Act as Servicer..................85

      SECTION 3.07   Collection of Mortgage Loan Payments........85

      SECTION 3.08   Collection of Taxes, Assessments and
                     Similar Items; Escrow Accounts..............87

      SECTION 3.09   Permitted Withdrawals from the Custodial
                     Account.....................................88

      SECTION 3.10   Maintenance of Primary Mortgage
                     Insurance Policies; Collections
                     Thereunder..................................89

      SECTION 3.11   Maintenance of Hazard Insurance and
                     Other Insurance.............................90

      SECTION 3.12   Enforcement of Due-On-Sale Clauses;
                     Assumption Agreements.......................91

      SECTION 3.13   Realization Upon Defaulted Mortgage Loans...93

      SECTION 3.14   Trustee to Cooperate; Release of Trustee
                     Mortgage Files..............................95

      SECTION 3.15   Documents, Records and Funds in
                     Possession of Servicer to be Held for
                     the Trustee for the Benefit of the
                     Certificateholders..........................96

      SECTION 3.16   Servicing Compensation; Compensating
                     Interest....................................96

      SECTION 3.17   Reports to the Depositor; Account
                     Statements..................................97

      SECTION 3.18   Annual Statement as to Compliance...........97

      SECTION 3.19   Annual Independent Public Accountants'

      SECTION 4.05   Prepayment Interest Shortfalls and
                     Relief Act Shortfalls......................109

      SECTION 4.06   Auction Administration Agreement; Swap
                     Agreement..................................110

      SECTION 4.07   Deemed Distributions on REMIC Regular

      SECTION 6.02   Registration of Transfer and Exchange of
                     Certificates...............................115

      SECTION 6.03   Mutilated, Destroyed, Lost or Stolen
                     Certificates...............................122

      SECTION 6.04   Persons Deemed Owners......................123

      SECTION 6.05   Access to List of Certificateholders'

      SECTION 7.01   Liabilities of the Depositor, Seller and
                     the Servicer...............................124

      SECTION 7.02   Merger or Consolidation of the
                     Depositor, the Seller or the Servicer......125

      SECTION 7.03   Limitation on Liability of the
                     Depositor, the Servicer and Others.........126

      SECTION 7.04   Servicer Not to Resign.....................126

      SECTION 7.05   Errors and Omissions Insurance; Fidelity

      SECTION 9.03   Trustee Not Liable for Certificates or

      SECTION 9.10   Appointment of Co-Trustee or Separate

      SECTION 10.01  Termination upon Liquidation or
                     Repurchase of all Mortgage Loans...........137

      SECTION 10.02  Procedure Upon Optional or Other Final

      SECTION 11.07  Limitation on Rights of
                     Certificateholders.........................144

      SECTION 11.08  Certificates Nonassessable and Fully Paid..145

APPENDIX 1  DEFINITION OF CLASS C-Y PRINCIPAL
             REDUCTION AMOUNTS........................Appendix 1-1

EXHIBIT A  FORM OF CLASS A CERTIFICATE..........................A-1

EXHIBIT A-1  FORM OF CLASS I-A CERTIFICATE ...................A-1-1

EXHIBIT A-2  FORM OF CLASS B-1, B-2 AND B-3 CERTIFICATE ......A-2-1

EXHIBIT A-3  FORM OF CLASS B-4, B-5 AND B-6 CERTIFICATE ......A-3-1

EXHIBIT A-4 FORM OF CLASS 1-A AND CLASS 2-A CERTIFICATES......A-4-1

EXHIBIT A-5 FORM OF CLASS C-B-1, C-B-2 AND C-B-3 CERTIFICATE .A-5-1

EXHIBIT A-6 FORM OF CLASS C-B-4, C-B-5 AND C-B-6 CERTIFICATE .A-6-1

EXHIBIT B  FORM OF CLASS R CERTIFICATE..........................B-1

EXHIBIT B-1  FORM OF CLASS I-R CERTIFICATE....................B-1-1

EXHIBIT B-2  FORM OF CLASS 2-R CERTIFICATE ...................B-1-1

EXHIBIT C  SCHEDULE OF MORTGAGE LOANS...........................C-1

EXHIBIT D-1  FORM OF INITIAL CERTIFICATION OF TRUSTEE.........D-1-1

EXHIBIT D-2  FORM OF CERTIFICATION OF TRUSTEE.................D-2-1

        THIS SECOND AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of April 1, 2002 (the “Agreement”), is hereby executed by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., depositor (the “Depositor”), WASHINGTON MUTUAL BANK, FA (“Washington Mutual”), in its capacity as seller (the “Seller”) and in its capacity as servicer (the “Servicer”) and BANK ONE, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

        WHEREAS, the Depositor, Washington Mutual, and the Trustee entered into that certain Pooling and Servicing Agreement dated as of December 1, 1999 (the “Original Pooling and Servicing Agreement”), as amended by that certain First Amendment To Pooling and Servicing Agreement, dated as of July 31, 2000, by and among the Depositor, Washington Mutual and the Trustee (the “First Amendment”) and as amended and restated by that certain Amended and Restated Pooling and Servicing Agreement, dated as of November 1, 2001, by and among the Depositor, Washington Mutual and the Trustee (the “First Restated Agreement” and, together with the First Amendment and the Original Pooling and Servicing Agreement, the “Amended Pooling Agreement”).

        WHEREAS, the Depositor, Washington Mutual, and the Trustee wish to amend and restate the Amended Pooling Agreement as of April 1, 2002, on the terms and conditions set forth in this Agreement; except as otherwise amended as of April 1, 2002 and by the First Restated Agreement and the First Amendment, the terms and conditions of this Agreement shall be as set forth in the Original Pooling and Servicing Agreement.

        Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in Article I below.

PRELIMINARY STATEMENT

        The Depositor is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee in its capacity as trustee of the Trust Fund, in accordance with this Agreement, and the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Trust Fund.

        As provided herein, the Depositor will elect to treat the assets consisting of the Mortgage Loans and certain other assets as described herein as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as the “Trust REMIC.” The Class R Certificates will represent the sole class of “residual interests” in the Trust REMIC for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, Certificate Rate, aggregate Initial Certificate Principal Balance and Maturity Date for each Class of Certificates comprising the interests representing “regular interests” in the Trust REMIC (the “REMIC Regular Certificates”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC Regular Certificates shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity.

                     Aggregate
                      Initial                           Initial
                    Certificate                      Pass-Through
                     Principal                            Rate
   Designation        Balances      Maturity Date
    Class A-1     $202,311,568.63  August 19, 2039      6.3722%
    Class A-2     $664,303,305.20    December 19,       6.4386%
                                         2039
    Class A-3     $391,241,788.84  August 19, 2039      6.2696%
    Class A-4     $846,039,005.17    November 19,       6.8277%
                                         2039
    Class A-5     $131,913,632.22    February 19,       6.1608%
                                         2039
    Class A-6     $185,410,324.26  January 19, 2039     6.7428%
    Class A-7     $104,808,047.56    November 19,       6.2580%
                                         2039
    Class A-8     $479,291,431.90    November 19,       6.9929%
                                         2039
    Class A-9     $535,029,262.10    November 19,       6.7386%
                                         2029
     Class R          $100.00        November 19,       6.7386%
                                         2039

        All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date is $3,540,348,465.88.

        The Depositor is the owner of the of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates and the other property being conveyed by it to the Trustee in its capacity as trustee of the Trust Fund, in accordance with this Agreement.

        As provided herein, the Depositor will elect to treat the assets consisting of the Class A-1, Class A-2 Class A-3 and Class A-4 Certificates and certain other assets as described herein as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC I.” The Class R-I Component evidenced by the Class I-R Certificates will represent the sole class of “residual interests” in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The “regular interests” in REMIC I (“the REMIC I Regular Interests”) will be uncertificated interests on corresponding to each of the Mortgage Loans identified on the Mortgage Loan Schedule X (“Class AR5 Mortgage Loans”) or Mortgage Loan Schedule Y (“Class Y Mortgage Loans”). Ownership of the uncertificated regular interests corresponding to Class Y Mortgage Loans will be represented by the Class Y Certificates (the “Class Y Regular Interests”). The REMIC I Regular Interests corresponding to Mortgage Loans in Mortgage Loan Schedule X shall be referred to as the “Class AR5 Regular Interests.” The “latest possible maturity date” (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC Regular Certificates shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity. Each REMIC I Regular Interest will have a principal balance equal to the Principal Balance of the Mortgage Loan to which it corresponds and will bear interest at a rate equal to the Net Mortgage Rate on such Mortgage Loan. Principal and interest distributed, and Realized Losses allocated, to REMIC II Certificates that were incurred with respect to Class AR5 and Class Y Mortgage

Loans shall be deemed to have been distributed in respect of and allocated to the REMIC I Regular Interest corresponding to such Mortgage Loan.

        As provided herein, the Depositor will elect to treat the assets consisting of the uncertificated interests in REMIC I representing the Class AR5 Regular Interests and certain other assets as described herein as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as the “REMIC II.” The Class R-II Component evidenced by the Class I-R Certificates will represent the sole class of “residual interests” in REMIC II for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, aggregate Initial Certificate Principal Balance and Maturity Date for each Class of Certificates comprising the interests representing “regular interests” in REMIC II (“REMIC II Regular Certificates”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC II Regular Certificates shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Class AR5 Delivery Date with the longest remaining term to stated maturity.

                     Aggregate                           Rating
                      Initial                         Moody's/S&P
                    Certificate
                     Principal
   Designation        Balances      Maturity Date
    Class I-A     $808,071,900.00    December 19,       Aaa/AAA
                                         2039
    Class B-1      $10,440,000.00    December 19,        Aa2/AA
                                         2039
    Class B-2      $7,517,000.00     December 19,         A2/A
                                         2039
    Class B-3      $3,758,000.00     December 19,       Baa2/BBB
                                         2039
    Class B-4      $1,670,000.00     December 19,        Ba2/BB
                                         2039
    Class B-5      $1,253,000.00     December 19,        Ba2/B
                                         2039
    Class B-6      $2,506,666.11     December 19,         N/A
                                         2039
    Class I-R        $100.00(1)      December 19,       N/A/AAA
                                         2029

(1) The entire principal balance of the Class I-R Certificates shall be represented by the Class R-II Component.

        As provided herein, the Depositor will elect to treat the assets consisting of the Class A-5, Class A-6, Class A-7 Class A-8, and Class A-9 Certificates and certain other assets as described herein as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC A.” The Class 2-R-A Component evidenced by the Class 2-R Certificates will represent the sole class of “residual interests” in REMIC A for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The “regular interests” in REMIC A (the “REMIC A Regular Interests”) will be uncertificated interests corresponding to each of the Mortgage Loans identified on the Mortgage Loan Schedule U (the “Class U Mortgage Loans”), Mortgage Loan Schedule V (the “Class V Mortgage Loans”) or Mortgage Loan Schedule W (“Class W Mortgage Loans”). Ownership of the uncertificated regular interests corresponding to Class U Mortgage Loans will be represented by the Class U Certificates (the “Class U Regular Interests”). Ownership of the uncertificated regular interests corresponding to Class V Mortgage Loans will be represented by the Class V Certificates (the “Class V Regular Interests”). Ownership of the uncertificated regular interests corresponding to Class W Mortgage Loans will be represented by the Class W Certificates (the “Class W Regular Interests”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for the Class U Regular Interests, the Class V Certificates and the Class W Certificates shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity. Each REMIC A Regular Interest will have a principal balance equal to the Principal Balance of the Mortgage Loan to which it corresponds, and, with respect to the Class W Certificates, shall bear interest at a rate equal to the Class W Net Mortgage Rate for such Mortgage Loan, with respect to the Class U Certificates, will bear interest at the Class U Net Mortgage Rate for such Mortgage Loan and with respect to the Class V Certificates, will bear interest at a rate equal to the Class V Net Mortgage Rate on such Mortgage Loan. Principal and interest distributed, and Realized Losses allocated, to REMIC A Regular Interests that were incurred with respect to Class U Mortgage Loans, Class V Mortgage Loans and Class W Mortgage Loans shall be deemed to have been distributed in respect of, and allocated to, the REMIC A Regular Interest corresponding to such Mortgage Loan.

        As provided herein, the Depositor will elect to treat the assets consisting of the Class U Certificates as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC C.” The Class 2-R-C Component evidenced by the Class 2-R Certificates will represent the sole class of “residual interests” in REMIC C for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, aggregate Initial Certificate Principal Balance and Maturity Date for uncertificated regular interests comprising the interests representing “regular interests” in REMIC C (“REMIC C Regular Interests”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC Regular Certificates shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loans included in the Trust Fund as of the Class AR17 Delivery Date with the longest remaining term to stated maturity.

                       Initial
                    Certificate
                     Principal                       Pass-Through
   Designation        Balances      Maturity Date         Rate
   Class C-Y-1       $35,414.66      December 19,         (1)
                                         2039
   Class C-Y-2      $156,665.45      December 19,         (2)
                                         2039
   Class C-Z-1     $70,793,908.07    December 19,         (1)
                                         2039
   Class C-Z-2    $313,278,304.54    December 19,         (2)
                                         2039

(1)   the Group U-1 Weighted Average Net Mortgage Rate
(2)   the Group U-2 Weighted Average Net Mortgage Rate

        As provided herein, the Depositor will elect to treat the assets consisting of the uncertificated interests in REMIC C representing the Class C Regular Interests and certain other assets as described herein as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC D.” The

Class 2-R-D Component evidenced by the Class 2-R Certificates will represent the sole class of “residual interests” in REMIC D for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, aggregate Initial Certificate Principal Balance and Maturity Date for each Class of uncertificated Certificates comprising the interests representing “regular interests” in REMIC D (“REMIC D Regular Interests”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC D Regular Interests shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Class AR17 Delivery Date with the longest remaining term to stated maturity.

                      Initial
                    Certificate
                     Principal                       Pass-Through
   Designation        Balances      Maturity Date         Rate
  Class 1-A-1L     $68,810,000.00    December 19,         (1)
                                         2039
  Class 2-A-1L    $304,502,000.00    December 19,         (2)
                                         2039
  Class C-B-1L     $5,380,000.00     December 19,         (3)
                                         2039
  Class C-B-2L     $2,498,000.00     December 19,         (3)
                                         2039
  Class C-B-3L     $1,152,000.00     December 19,         (3)
                                         2039
  Class C-B-4L     $1,153,000.00     December 19,         (3)
                                         2039
  Class C-B-5L      $684,000.00      December 19,         (3)
                                         2039
  Class C-B-6L      $385,242.72      December 19,         (3)
                                         2039
  Class 2-R-BL         $50.00        December 19,         (2)
                                         2039
   Class 2-R-C         $0.00         December 19,        0.00%
    Component                            2039

(1)   The Group U-1 Weighted Average Net Mortgage Rate
(2)   The Group U-2 Weighted Average Net Mortgage Rate
(3)   The weighted average of the Class Y-1 and Class Y-2 Pass-Through Rates

         As provided herein, the Depositor will elect to treat the assets consisting of the uncertificated interests in REMIC D representing the REMIC D Regular Interests and certain other assets as described herein as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC B." The Class 2-R-B Component evidenced by the Class 2-R Certificates will represent the sole class of "residual interests" in REMIC B for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, aggregate Initial Certificate Principal Balance and Maturity Date for each Class of Certificates comprising the interests representing "regular interests" in REMIC B ("REMIC B Regular Certificates"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC B Regular Certificates shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Class AR17 Delivery Date with the longest remaining term to stated maturity.

                      Initial
                    Certificate                      Pass-Through
                     Principal                            Rate
   Designation        Balances      Maturity Date
   Class 1-A-1    $ 68,810,000.00    December 19,         (1)
                                         2039
    Class 1-X           N/A          December 19,        (2)(3)
                                         2039
   Class 2-A-1    $304,502,000.00    December 19,         (4)
                                         2039
    Class 2-X           N/A          December 19,        (5)(6)
                                         2039
   Class C-B-1     $ 5,380,000.00    December 19,         (7)
                                         2039
   Class C-B-2     $ 2,498,000.00    December 19,         (7)
                                         2039
   Class C-B-3     $ 1,152,000.00    December 19,         (7)
                                         2039
   Class C-B-4     $ 1,153,000.00    December 19,         (7)
                                         2039
   Class C-B-5      $684,000 .00     December 19,         (7)
                                         2039
   Class C-B-6      $ 385,242.72     December 19,         (7)
                                         2039
   Class 2-R-B       $50.00(8)       December 19,         (4)
    Component                            2039
(1)

The initial pass-through rate on the Class 1-A-1 Certificates will be 4.37% per annum. After the first Distribution Date and on or prior to the Distribution Date in July 2003, the per annum pass-through rate for the Class 1-A-1 Certificates will equal the lesser of (a) 4.37% and (b) the Group U-1 Weighted Average Net Mortgage Rate. After the Distribution Date in July 2003, the per annum pass-through rate for the Class 1-A-1 Certificates will equal the rate described in clause (b) above.

(2)

The Class 1-X Certificates will accrue interest based on a notional amount. The notional amount of the Class 1-X Certificates for any Distribution Date will be equal to the certificate principal balance of the Class 1-A-1 Certificates immediately before that Distribution Date. The Class 1-X Certificates will not be entitled to any distributions of principal and will not accrue interest after the Distribution Date in July 2003.

(3)

The initial pass-through rate on the Class 1-X Certificates will be 2.12% per annum. With respect to each Distribution Date after the first Distribution Date and on or prior to the Distribution Date in July 2003, the pass-through rate for the Class 1-X Certificates will be a per annum rate equal to the excess, if any, of (a) the Group U-1 Weighted Average Net Mortgage Rate, over (b) 4.37%. After the Distribution Date in July 2003, the per annum pass-through rate on the Class 1-X Certificates will equal zero.

(4)

The initial pass-through rate on the Class 2-A-1 Certificates and Class 2-R-B Component will be 5.41% per annum. With respect to each Distribution Date after the first Distribution Date, the pass-through rate for the Class 2-A-1 Certificates and Class 2-R-B Component will be the per annum rate equal to the Group U-2 Weighted Average Net Mortgage Rate reduced, with respect to each Distribution Date occurring in May 2002 to and including the Distribution date in April 2004, by 1.15% and, with respect to each Distribution date thereafter, by 0.16%.

(5)

The Class 2-X Certificates will be comprised of two REMIC B regular interests (Class 2-X-1 and Class 2-X-2, each a component of the Class 2-X Certificates) each of which will accrue interest based on a notional amount. The notional amount of each REMIC B regular interest comprising the Class 2-X Certificates for any Distribution Date will be equal to the aggregate certificate principal balances of the Class 2-A-1 and Class 2-R Certificates immediately before that Distribution Date.

(6)

With respect to each Distribution Date on or prior to the Distribution Date in April 2004, the pass-through rate for the Class 2-X-1 Component of the Class 2-X Certificates will be the per annum rate equal to 0.99%. After the April 2004 Distribution Date, the Class 2-X-1 Component of the Class 2-X Certificates will terminate and will have no further entitlement to interest. The pass-through rate for the Class 2-X-2 Component of the Class 2-X Certificates will be the per annum rate equal to 0.16%.

(7)

The initial pass-through rate on the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates will be approximately 6.54% per annum. The per annum pass-through rate on each class of these certificates will be equal to the Pass-Through Rate on the Class of REMIC D regular interests whose class designation is the class designation for such class of REMIC B Certificates with an “L” added to the end of such designation.

(8)	The entire principal balance of the Class 2-R Certificates shall be represented by the Class 2-R-B Component.

        The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under the Mortgage Loan Purchase Agreement and this Agreement. However, the Seller and the Depositor will hereunder absolutely assign, and as a precautionary matter grant a security interest in and to, its rights, if any, in the Trust Fund and the Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

W I T  N  E  S  S  E  T H   T H A T:

        In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Seller and the Trustee agree as follows:

ARTICLE I.

DEFINITIONS

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

        Additional Servicing Fee: For each calendar month for so long as REMIC I remains in existence and with respect to each Class AR5 Regular Interest and the related Class AR5 Mortgage Loan, an amount equal to one month’s interest (or in the event of any payment of interest which accompanies a Principal Prepayment in Full, interest for the number of days covered by such payment of interest) at a rate equal to the Additional Servicing Fee Rate on such Class AR5 Regular Interest and the related Class AR5 Mortgage Loan.

         Additional Servicing Fee Rate: With respect to each Class AR5 Mortgage Loan, a per annum rate equal to 0.825%.

        Adjustment Date: As to each Mortgage Loan that does not bear a fixed Mortgage Rate, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Adverse REMIC Event: As defined in Section 2.06(f).

         Agreement: This Amended and Restated Pooling and Servicing Agreement and any and all exhibits, amendments or supplements hereto.

        Appraised Value: The appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan that represents a refinancing, the lower of the appraised value at origination or the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

        Assignment: An assignment from the Seller, in blank, of the Mortgage, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged

Property is located to reflect, if recorded, of record the absolute sale and assignment of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Auction Administration Agreement: The Auction Administration Agreement, dated as of AR17 Delivery Date, between the Swap Counterparty and the Auction Administrator.

         Auction Administrator: The meaning given to such term in Section 3.17(a).

        Available Distribution Amount: With respect to any Distribution Date, the Class AR5 Mortgage Loans as a group, the Class U Mortgage Loans, as a group, the Class V Mortgage Loans as a group, the Class W Mortgage Loans as a group, and the Class Y Mortgage Loan as a group, the excess of:

        (1) the sum of (i) the aggregate amount of payments and collections received by the Servicer in respect of the Class AR5 Mortgage Loans, the Class U Mortgage Loans, the Class V Mortgage Loans, the Class W Mortgage Loans or the Class Y Mortgage Loans on or prior to the related Determination Date and not previously remitted, from any source, including amounts received from the related Mortgagor, Insurance Proceeds, Liquidation Proceeds (net of related Liquidation Expenses) and condemnation awards, and amounts received in connection with the purchase of any Mortgage Loans by the Seller or Servicer and the substitution of Replacement Mortgage Loans, and excluding interest and other earnings on amounts on deposit in or credited to the Custodial Account and the Certificate Account, and (ii) the aggregate amount of Monthly Advances and Compensating Interest allocated to the Class AR5 Mortgage Loans, the Class U Mortgage Loans, the Class V Mortgage Loans, the Class W Mortgage Loans or the Class Y Mortgage Loans required to be remitted by the Servicer relating to such Distribution Date;

minus

        (2) the sum of (i) the aggregate amount of the servicing compensation to be paid to the Servicer pursuant to the terms hereof (including, without limitation, Servicing Fees, the Additional Servicing Fee (with respect to the Class AR5 Mortgage Loans), the Class U Additional Servicing Fee (with respect to the Class U Mortgage Loans), the Class W Additional Servicing Fee (with respect to the Class W Mortgage Loans), prepayment penalties, fees or premiums, late payment charges and assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage Loan or any other instrument or document executed in connection therewith or otherwise), (ii) any amount included therein representing late payments or other recoveries of principal or interest (including Liquidation Proceeds (net of Liquidation Expenses), Insurance Proceeds and condemnation awards) with respect to any Mortgage Loans in respect of which the Servicer has made a previously unreimbursed Monthly Advance to the extent of such Monthly Advance, (iii) amounts included therein representing reimbursement of Nonrecoverable Advances and other amounts permitted to be withdrawn from the Custodial Account or the Certificate Account, (iv) all Monthly Payments or portions thereof (other than Principal

Prepayments and other unscheduled collections of principal) received in respect of scheduled principal and interest on any Mortgage Loan due after the related Due Period and included therein, (v) all payments due on any Mortgage Loan on or prior to the Cut-off Date and included therein, and (vi) Principal Prepayments and other unscheduled collections of principal received after the related Prepayment Period and included therein, in all cases, allocated to the Class AR5 Mortgage Loans, the Class U Mortgage Loans, the Class V Mortgage Loans, the Class W Mortgage Loans and the Class Y Certificates.

        The Available Distribution Amount, when used without reference to the Class AR5 Mortgage Loans, the Group U-1 Mortgage Loans, the Group U-2 Mortgage Loans, the Class U Mortgage Loans, the Class V Mortgage Loans, the Class W Mortgage Loans or the Class Y Mortgage Loans, means the sum of the Available Distribution Amounts for the Class AR5 Mortgage Loans, the Class U Mortgage Loans, the Class V Mortgage Loans, the Class W Mortgage Loans or the Class Y Mortgage Loans, as applicable.

         Bankruptcy Code: The United States Bankruptcy Code, as amended from time to time (11 U.S.C.).

        Bankruptcy Coverage: With respect to the Class AR5 Mortgage Loans, $100,000 less (a) any scheduled or permissible reduction in the amount of the related Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Class AR5 Certificates. The Bankruptcy Coverage with respect to the Class AR5 Mortgage Loans may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Class AR5 Certificates by the Rating Agencies. With respect to the Class U Mortgage Loans, $100,000 less (a) any scheduled or permissible reduction in the amount of the related Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Class AR17 Certificates. The Bankruptcy Coverage with respect to the Class U Mortgage Loans may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Class AR17 Certificates by the Rating Agencies.

        Bankruptcy Loss: A loss on a Class AR5 Mortgage Loan or a Class U Mortgage Loan, as applicable, arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of “Bankruptcy Loss,” including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Class AR5 Mortgage Loan or Class U Mortgage Loan, as applicable, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

        Book-Entry Certificates: The Class I-A Certificates, the Class AR17 A Certificates, the Class B Certificates and the Class C-B Certificates.

        Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York or the state in which the Servicer or the Corporate Trust Office are located are authorized or obligated by law or executive order to be closed.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A-1, Class A-2, Class  A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class I-A, Class 1-A-1, Class 1-X, Class 2-A-1, Class 2-X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 Class B-6, Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 Class C-B-6, Class V, Class W, Class Y, Class R, Class I-R or Class 2-R Certificate executed and authenticated by the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits hereto.

        Certificate Account: The separate account or accounts created and maintained by the Trustee pursuant to Section 4.01, in the name of the Trustee for the benefit of the Certificateholders for deposit of payments and collections in respect of the Mortgage Loans pursuant to Section 4.01 hereof, which account or accounts must be an Eligible Account or Accounts.

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

        Certificate Principal Balance: On any date and with respect to each Certificate or Uncertificated REMIC Regular Interest, the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, or in the Preliminary Statement hereof, less the sum of (i) all amounts previously distributed to the Holder of such Certificate (or any predecessor Certificate) with respect to principal pursuant to Section 4.02, or deemed distributed to the holder of such Uncertificated REMIC Regular Interest with respect to principal pursuant to Section 4.07, and (ii) all amounts of Realized Losses previously allocated, or deemed allocated, to such Certificate (or any predecessor Certificate), or Uncertificated REMIC Regular Interest, pursuant to Section 4.03, Section 4.07, the Preliminary Statement or the definition of Realized Loss; provided however, that the Certificate Principal Balance for any class of Class A Certificates shall not exceed the aggregate Principal Balance of the related Loan Group and provided further, that the aggregate Certificate Principal Balance of the Class AR5 Certificates shall not exceed the aggregate Principal Balance of the Class AR5 Mortgage Loans and provided further, the Class AR17 Certificates shall not exceed the aggregate Principal Balance of the Class U Mortgage Loans, and provided further, that the aggregate Certificate Principal Balance of the Class V Certificates shall not exceed the aggregate Principal Balance of the Class  V Mortgage Loans and provided further, that the aggregate Certificate Principal Balance of the Class W Certificates shall not exceed the aggregate Principal Balance of the Class W Mortgage Loans and provided further, that the aggregate Certificate Principal Balance of the Class Y Certificates shall not exceed the aggregate Principal Balance of the Class Y Mortgage Loans. The Class 1-X Certificates and the Class 2-X Certificates have no Certificate Principal Balance.

The Certificate Principal Balance for each class of REMIC D Regular Interest shall be the aggregate Certificate Principal Balance of its Corresponding Classes of Class AR17 Certificates.

        Certificate Rate: In the case of each Class of the Class A Certificates and Class R Certificates and any Distribution Date, a per annum rate equal to the weighted average, expressed as a percentage, of the Net Mortgage Rates of the Mortgage Loans in the related Loan Group, weighted on the basis of the respective Principal Balances of such Mortgage Loans immediately preceding such Distribution Date. Interest on the Certificates will be computed on the basis of a 360-day year comprised of twelve 30-day months.

         Certificate Register: The register maintained pursuant to Section 6.02(a) hereof.

        Class: Collectively, each class of Class A Certificates, each Class of Class 1-A Certificates, each class of Class 2-A Certificates, each class of Class I-A Certificates, each class of Class B certificates, each class of Class C-B Certificates, the Class V Certificates, the Class W Certificates, the Class Y Certificates, each class of regular interests in REMIC A, REMIC B, REMIC C or REMIC D as set for the in the Preliminary Statement, the Class R Certificates, the Class I-R Certificates and the Class 2-R Certificates.

         Class 1-A Certificates: The Class 1-A-1 Certificates and the Class 1-X Certificates.

        Class 1-A Pass-Through Rate: The Class 1-A-1 Pass-Through Rate or the Class 1-X Pass-Through Rate, as applicable.

        Class 1-A-1 Certificate: A Certificate, designated Class 1-A-1 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-4 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC B for purposes of the REMIC Provisions.

        Class 1-A-1 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class 1-A-1 Certificate, an amount equal to (i) any portion of the related Class 1-A-1 Interest Distribution Amount that was not distributed to the Holders of such Class 1-A-1 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class 1-A-1 Certificates on or prior to such Distribution Date.

        Class 1-A-1 Interest Distribution Amount: On any Distribution Date and with respect to any Class 1-A-1 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 1-A-1 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class 1-A-1 Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to the Class 1-A-1 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class 1-A-1 Pass-Through Rate: With respect to the Class 1-A-1 Certificates and each Distribution Date occurring in or prior to July, 2003, the lesser of (i) 4.37% and (ii) the Group U-1 Weighted Average Net Mortgage Rate and for each Distribution Date thereafter, the Group U-1 Weighted Average Net Mortgage Rate.

        Class 1-X Certificate: A Certificate, designated Class 1-X executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-4 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC B for purposes of the REMIC Provisions.

        Class 1-X Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class 1-X Certificate, an amount equal to (i) any portion of the related Class 1-X Interest Distribution Amount that was not distributed to the Holders of such Class 1-X Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class 1-X Certificates on or prior to such Distribution Date.

        Class 1-X Interest Distribution Amount: On any Distribution Date and with respect to any Class 1-X Certificates, (a) one-twelfth of the product of (i) the Class 1-X Notional Amount as of the last day of the related Interest Accrual Period and (ii) the related Class 1-X Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to the Class 1-X Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class 1-X Notional Amount: With respect to each Distribution Date from and including the Distribution Date occurring May 2002 to and including the Distribution Date occurring July 2003, the Certificate Principal Balance of the Class 1-A-1 Certificates immediately prior to such Distribution Date and with respect to each Distribution Date thereafter, 0.

        Class 1-X Pass-Through Rate: With respect to each Distribution Date from and including the Distribution Date occurring in May 2002 to and including the Distribution Date occurring in July 2003, a per annum equal to the excess, if any, of (i) the Group U-1 Weighted Average Net Mortgage Rate over (ii) 4.37%, and with respect to each Distribution Date thereafter, 0.

         Class 2-A Certificates: The Class 2-A-1 and the Class 2-X Certificates.

        Class 2-A Pass-Through Rate: The Class 2-A-1 Pass-Through Rate, the Class 2-X Pass-Through Rate or the Class 2-R Pass-Through Rate, as applicable.

        Class 2-A-1 Certificate: A Certificate, designated Class 2-A-1 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-4 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC B for purposes of the REMIC Provisions.

        Class 2-A-1 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class 2-A-1 Certificate, an amount equal to (i) any portion of the related Class 2-A-1 Interest Distribution Amount that was not distributed to the Holders of such Class 2-A-1 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class 2-A-1 Certificates on or prior to such Distribution Date.

        Class 2-A-1 Interest Distribution Amount: On any Distribution Date and with respect to any Class 2-A-1 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 2-A-1 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class 2-A-1 Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to the Class 2-A-1 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class 2-A-1 Pass-Through Rate: With respect to the Class 2-A-1 Certificates and each Distribution Date, the Group U-2 Weighted Average Net Mortgage Rate reduced, with respect to each Distribution Date occurring in May 2002 to and including the Distribution date in April 2004, by 1.15% and, with respect to each Distribution date thereafter, by 0.16%.

        Class 2-R Certificate: A Certificate executed and authenticated by the Trustee in substantially the form set forth in Exhibit B-5 and designated as a Class 2-R Certificate and evidencing ownership of the Class 2-R-A Component which represents the interest designated as a “residual interest” in REMIC A for purposes of the REMIC Provisions, evidencing ownership of the Class 2-R-B Component which represents the interest designated as a “residual interest” in REMIC B for purposes of the REMIC Provisions, evidencing ownership of the Class 2-R-C Component which represents the interest designated as a “residual interest” in REMIC C for purposes of the REMIC Provisions and evidencing ownership of the Class 2-R-D Component which represents the interest designated as a “residual interest” in REMIC D for purposes of the REMIC Provisions.

        Class 2-R Interest Distribution Amount: On any Distribution Date and with respect to any Class 2-R-B Component, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 2-R-B Component as of the last day of the related Interest Accrual Period and (ii) the Class 2-R Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class 2-R-B Component pursuant to Section 4.05 on such Distribution Date.

        Class 2-R Pass-Through Rate: With respect to the Class 2-R Certificates and each Distribution Date, the Class 2-A-1 Pass-Through Rate.

        Class 2-R-A Component: A component of the Class 2-R Certificate comprising the residual interest in REMIC A which will, together with the Class 2-R-B Component, Class 2-R-C Component and Class 2-R-D Component, be represented by the Class 2-R Certificate.

        Class 2-R-B Component: A component of the Class 2-R Certificate comprising the residual interest in REMIC B which will, together with the Class 2-R-A Component, Class 2-R-C Component and Class 2-R-D Component, be represented by the Class 2-R Certificate.

        Class 2-R-C Component: A component of the Class 2-R Certificate comprising the residual interest in REMIC C which will, together with the Class 2-R-A Component, Class 2-R-B Component and Class 2-R-D Component, be represented by the Class 2-R Certificate.

        Class 2-R-D Component: A component of the Class 2-R Certificate comprising the residual interest in REMIC D which will, together with the Class 2-R-A Component, Class 2-R-B Component and Class 2-R-C Component, be represented by the Class 2-R Certificate.

        Class 2-X Certificate: A Certificate, designated Class 2-X executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-4 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC B for purposes of the REMIC Provisions.

        Class 2-X Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class 2-X Certificate, an amount equal to (i) any portion of the related Class 2-X Interest Distribution Amount that was not distributed to the Holders of such Class 2-X Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class 2-X Certificates on or prior to such Distribution Date.

        Class 2-X Interest Distribution Amount: On any Distribution Date and with respect to any Class 2-X Certificates, (a) one-twelfth of the product of (i) the Class 2-X Notional Amount as of the last day of the related Interest Accrual Period and (ii) the related Class 2-X Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to the Class 2-X Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class 2-X Notional Amount: With respect to each Distribution Date including the Distribution Date, the aggregate of the Certificate Principal Balances of the Class 2-A-1, and Class 2-R Certificates immediately prior to such Distribution Date.

         Class 2-X Pass-Through Rate: With respect to each Distribution Date including the Distribution Date in May 2002 to and including the Distribution Date occurring in April 2004, a per annum rate equal 1.15% and with respect to each Distribution Date thereafter, a per annum rate equal to 0.16%.

        Class A Certificates: The Class A-1, Class A-2, Class A-3, Class  A-4, the Class  A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates.

        Class A Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class of Class A Certificates, an amount equal to (i) any portion of the related Class A Interest Distribution Amount that was not distributed to the Holders of such Class A Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class A Certificates on or prior to such Distribution Date.

        Class A Interest Distribution Amount: On any Distribution Date and with respect to any Class of Class A Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class A Certificates as of the last day of the related Interest Accrual Period and (ii) the related Certificate Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls relating to Loan Group representing such Class A Certificates and allocated to such Class A Certificates pursuant to Section 4.05 on such Distribution Date.

        Class A Principal Distribution Amount: As to any Distribution Date and with respect to any Class of Class A Certificates, an amount equal to the lesser of (i) the balance of the Available Distribution Amount relating to the Loan Group representing such Class of Class A Certificates remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(x)(ii) and (ii) the aggregate Certificate Principal Balance of such Class.

        Class A-1 Certificate: A Certificate, designated Class A-1 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto, and evidencing ownership of interests designated as “regular interests” in the Trust REMIC for purposes of the REMIC Provisions.

        Class A-2 Certificate: A Certificate, designated Class A-2 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto, and evidencing ownership of interests designated as “regular interests” in the Trust REMIC for purposes of the REMIC Provisions.

        Class A-3 Certificate: A Certificate, designated Class A-3 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto, and evidencing ownership of interests designated as “regular interests” in the Trust REMIC for purposes of the REMIC Provisions.

        Class A-4 Certificate: A Certificate, designated Class  A-4 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto, and evidencing ownership of interests designated as “regular interests” in the Trust REMIC for purposes of the REMIC Provisions.

        Class A-5 Certificate: A Certificate, designated Class  A-5 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto, and evidencing ownership of interests designated as “regular interests” in the Trust REMIC for purposes of the REMIC Provisions.

        Class A-6 Certificate: A Certificate, designated Class A-6 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto, and evidencing ownership of interests designated as “regular interests” in the Trust REMIC for purposes of the REMIC Provisions.

        Class A-7 Certificate: A Certificate, designated as Class A-7 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto, and evidencing ownership of interests designated as “regular interests” in the Trust REMIC for purposes of the REMIC Provisions.

        Class A-8 Certificate: A Certificate, designated as Class A-8 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto, and evidencing ownership of interests designated as “regular interests” in the Trust REMIC for purposes of the REMIC Provisions.

        Class A-9 Certificate: A Certificate, designated as Class A-9 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto, and evidencing ownership of interests designated as “regular interests” in the Trust REMIC for purposes of the REMIC Provisions.

         Class AR5 Certificates: The Class I-A, Class B and Class I-R Certificates.

         Class AR5 Cut-off Date: November 1, 2001.

         Class AR5 Delivery Date: December 6, 2001.

         Class AR5 Distribution Amount: The Available Distribution Amount allocable to the Class AR5 Mortgage Loans.

         Class AR5 Mortgage Loans: Each of the Mortgage Loans listed on the Mortgage Loan Schedule X.

        Class AR5 Net Mortgage Rate: As to each Class AR5 Regular Interest and the related Class AR5 Mortgage Loan, with respect to any Distribution Date, a rate per annum equal to (a) the Mortgage Rate in effect as of the Due Date in the preceding calendar month minus (b) the sum of the Servicing Fee Rate and the Additional Servicing Fee Rate.

        Class AR5 Net Weighted Average Mortgage Rate: With respect to any Distribution Date, the weighted average of the Class AR5 Net Mortgage Rates as of the first day of the relate Due Period.

         Class AR5 Optional Termination: The purchase of the assets of REMIC I pursuant to Section 10.01(b).

         Class AR5 Optional Termination Date: The date fixed by the Servicer for the purchase of the Class AR5 Mortgage Loans pursuant to Section 10.01(b).

        Class AR5 Pass-Through Rate: With respect to each Class of Class AR5 Certificates and each Distribution Date, the Class AR5 Net Weighted Average Mortgage Rate.

         Class AR5 Regular Interest: As defined in the Preliminary Statement hereto.

         Class AR17 A Certificates: The Class 1-A and the Class 2-A Certificates.

        Class AR17 C-B Pass-Through Rate: With respect to each Class of Class C-B Certificates and each Distribution Date, the quotient, expressed as a percentage, of (a) the sum of (i) the product of (x) the Group U-1 Weighted Average Net Mortgage Rate and (y) the Class AR17 Subordinate Component Balance for the Group U-1 Mortgage Loans prior to any distributions on such Distribution Date and (ii) the product of (x) the Group U-2 Weighted Average Net Mortgage Rate and (y) the Class AR17 Subordinate Component Balance for the Group U-2 Mortgage Loans prior to any distributions on such Distribution Date and (b) the sum of the Class AR17 Subordinate Component Balances for the Group U-1 Mortgage Loans and the Group U-2 Mortgage Loans prior to any distributions on such Distribution Date, which is equal to the weighted average of the pass-through rates on the Class C-Y-1 and C-Y-2 Certificates.

        Class AR17 Certificates: The Class AR17 Senior Certificates and the Class C-B Certificates.

         Class AR17 Delivery Date: April 26, 2002.

        Class AR17 Liquidation Principal: As to any Distribution Date and each group of Group U Mortgage Loans, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan in such group which became a Liquidated Loan (but not in excess of the principal balance thereof) during the preceding calendar month.

         Class AR17 Optional Termination: The purchase of the assets of REMIC B pursuant to Section 10.01(b).

         Class AR17 Optional Termination Date: The date fixed by the Servicer for the purchase of the Class U Mortgage Loans pursuant to Section 10.01(b).

         Class AR17 Overcollateralized Group: Any group of Group U Mortgage Loans that is not a Class AR17 Undercollateralized Group.

        Class AR17 Pass-Through Rate: The applicable Class 1-A Pass-Through Rate, the applicable Class 2-A Pass-Through Rate or the Class AR17 C-B Pass-Through Rate, as applicable.

        Class AR17 Principal Payment Amount: For any Distribution Date and each group of Group U Mortgage Loans, the sum of (i) the principal portion of the Scheduled Payments on the Mortgage Loans in such group due on the related Due Date, (ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan in such group which was repurchased as permitted or required by this Agreement during the related Prepayment Period and (iii) any other unscheduled payments of principal which were received on the

Mortgage Loans in such group during the related Prepayment Period, other than Principal Prepayments or Class AR17 Liquidation Principal.

        Class AR17 Principal Prepayment Amount: For any Distribution Date and each group of Group U Mortgage Loans, the sum of all Class AR17 Principal Prepayments relating to the Mortgage Loans in such group which were received during the related Prepayment Period.

        Class AR17 Principal Transfer Amount: For any Distribution Date and each Class AR17 Undercollateralized Group, the excess, if any, of the aggregate Certificate Principal Balance of the Class AR17 Senior Certificates related to such Class AR17 Undercollateralized Group over the aggregate Principal Balance of the Mortgage Loans in such group.

        Class AR17 Pro Rata Share: As to any Distribution Date and each Class of Class C-B Certificates, the portion of the Class AR17 Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Class AR17 Subordinate Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Certificate Principal Balance of such Class and the denominator of which is the aggregate of the Certificate Principal Balances of the Group C-B Certificates.

         Class AR17 Senior Certificates: The Class 1-A Certificates, the Class 2-A Certificates and the Class 2-R Certificates.

         Class AR17 Senior Liquidation Amount: The Group U-1 Senior Liquidation Amount or the Group U-2 Senior Liquidation Amount, as applicable.

         Class AR17 Senior Percentage: The Group U-1 Senior Percentage or the Group U-2 Senior Percentage as applicable.

        Class AR17 Senior Prepayment Percentage: The Class AR17 Senior Prepayment Percentage for any Distribution Date occurring during the seven years beginning on the first Distribution Date for each of Group U-1 Mortgage Loans and the Group U-2 Mortgage Loans will equal 100%. The Class AR17 Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date for each such group of Group U Mortgage Loans will be as follows: for any Distribution Date in the first year thereafter, the related Class AR17 Senior Percentage plus 70% of the related Class AR17 Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Class AR17 Senior Percentage plus 60% of the related Class AR17 Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Class AR17 Senior Percentage plus 40% of the related Class AR17 Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Class AR17 Senior Percentage plus 20% of the related Class AR17 Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Class AR17 Senior Percentage for such Distribution Date (unless (i) on any of the foregoing Distribution Dates the related Class AR17 Senior Percentage exceeds the initial related Class AR17 Senior Percentage, in which case the related Class AR17 Senior Prepayment Percentage will once again equal 100%, (ii) if on or before the Distribution Date occurring in April 2005, the Class AR17 Subordinate Pool Percentage is greater than or equal to twice the

Class AR17 Subordinate Pool Percentage on the Class AR17 Delivery Date, in which case the Class AR17 Senior Prepayment Percentage for each Class U Mortgage Loan Group will equal the related Class AR17 Senior Percentage plus 50% pf the excess of 100% over such Senior Percentage for such Distribution Date and (iii) if after the Distribution Date occurring in April 2005, the Class AR17 Subordinate Pool Percentage is greater than or equal to twice the Class AR17 Subordinate Pool Percentage on the Class AR17 Delivery Date, in which case the Class AR17 Senior Prepayment Percentage for each Class U Mortgage Loan Group will equal the related Class AR17 Senior Percentage).

        Notwithstanding the foregoing, the Class AR17 Senior Prepayment Percentage for the Group U-1 Mortgage Loans or Group U-2 Mortgage Loans, as applicable, will equal 100% for any Distribution Date as to which (i) the outstanding Principal Balance of the Group U-1 Mortgage Loans or Group U-2 Mortgage Loans, as applicable, delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the related aggregate Class AR17 Subordinate Component Balance as of such Distribution Date is equal to or greater than 50% or (ii) cumulative Realized Losses in such group exceed (a) with respect to each Distribution Date prior to the third anniversary of the first Distribution Date, 20% of the related aggregate Class AR17 Subordinate Component Balance as of the Class AR17 Delivery Date (the “Original Subordinate Principal Balance”) (b) with respect to each Distribution Date on or after the third anniversary of the first Distribution Date but prior to the eighth anniversary of the first Distribution Date, 30% of the related Original Subordinate Principal Balance, (c) with respect to the Distribution Date on or after the eighth anniversary of the first Distribution Date but prior to the ninth anniversary of the first Distribution Date, 35% of the related Original Subordinate Principal Balance, (d) with respect to the Distribution Date on or after the ninth anniversary of the first Distribution Date but prior to the tenth anniversary of the first Distribution Date, 40% of the related Original Subordinate Principal Balance, (e) with respect to the Distribution Date on the tenth anniversary of the first Distribution Date but prior to the eleventh anniversary of the first Distribution Date, 45% of the related Original Subordinate Principal Balance and (f) with respect to the Distribution Date on or after the eleventh anniversary of the first Distribution Date but prior to the twelfth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance. Further, notwithstanding the foregoing, if the Class AR17 Senior Prepayment Percentage for either the Group U-1 Mortgage Loans or the Group U-2 Mortgage Loans is not permitted to reduce due to the limitations set forth above on any Distribution Date, then the Class AR17 Senior Prepayment Percentage for the other group will also not be permitted to reduce on such Distribution Date.

         Class AR17 Senior Principal Distribution Amount: The Group U-1 Senior Principal Distribution Amount or the Group U-2 Senior Principal Distribution Amount, as applicable.

        Class AR17 Subordinate Component Balance: On any date of determination, with respect to the Group U-1 Mortgage Loans, the aggregate Principal Balances of the Class Group U-1 Mortgage Loans minus the Certificate Principal Balance of the Class 1-A-1 Certificates and with respect to the Group U-2 Mortgage Loans, the aggregate Principal Balance of the Group U-2 Mortgage Loans minus the sum of the aggregate Certificate Principal Balances of the Class 2-A Certificates and Class 2-R Certificates, in each case, on such date of determination.

        Class AR17 Subordinate Liquidation Amount: For any Distribution Date, the excess, if any, of the aggregate Liquidation Principal of all Class U Mortgage Loans which became Liquidated Loans during the related Prepayment Period over the sum of the Group U-1 Senior Liquidation Amount and the Group U-2 Senior Liquidation Amount for such Distribution Date.

        Class AR17 Subordinate Percentage: As to any Distribution Date and each group of Group U Mortgage Loans, the excess of 100% over the related Class AR17 Senior Percentage for such group for such Distribution Date.

        Class AR17 Subordinate Pool Percentage: With respect to any Distribution Date, the aggregate Certificate Principal Balance of the Class C-B Certificates immediately prior to that Distribution Date divided by the outstanding aggregate Principal Balance of the Class U Mortgage Loans immediately prior to that Distribution Date.

        Class AR17 Subordinate Prepayment Percentage: As to any Distribution Date and with respect to the each group of Group U Mortgage Loans, 100% minus the related Class AR17 Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Certificate Principal Balance of the Class AR17 Senior Certificates related to such group has been reduced to zero, then the Class AR17 Subordinate Prepayment Percentage for such group will equal 100%.

        Class AR17 Subordinate Principal Distribution Amount: With respect to any Distribution Date and the Class C-B Certificates and the Group U-1 and Group U-2 Mortgage Loans, shall equal (a) the sum of (i) the related Class AR17 Subordinate Percentage of the related Class AR17 Principal Payment Amount, (ii) the related Class AR17 Subordinate Prepayment Percentage of the related Class AR17 Principal Prepayment Amount, and (iii) the Class AR17 Subordinate Liquidation Amount, less (b) amounts payable to the Class AR17 Senior Certificates pursuant to Section 4.02(a)(aa)(4) hereof.

        Class AR17 Subordination Level: As to any Distribution Date and any Class of Class C-B Certificates, the percentage obtained by dividing the sum of the Certificate Principal Balances of all Classes of Class C-B Certificates which are subordinate in right of payment to such Class by the sum of the Certificate Principal Balances of the Class AR17 Certificates, in each case immediately prior to such Distribution Date.

        Class AR17 Undercollateralized Amount: On any Distribution Date and with respect to any group of Group U Mortgage Loans, the excess, if any, of the aggregate Certificate Principal Balance of all Class AR17 Senior Certificates related to such group over the aggregate Principal Balance of the Group U Mortgage Loans in such group.

        Class AR17 Undercollateralized Group: For any Distribution Date, any group of Group U Mortgage Loans for which the Class AR17 Undercollateralized Amount is greater than zero.

        Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

        Class B Percentage: With respect to any date of determination and any Class of Class B Certificates, the Certificate Principal Balances of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates, as applicable, divided by the aggregate of the Certificate Principal Balances of the Class B Certificates.

        Class B-1 Certificate: A Certificate, designated Class B-1 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-2 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC II for purposes of the REMIC Provisions.

        Class B-1 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class B-1 Certificate, an amount equal to (i) any portion of the related Class B-1 Interest Distribution Amount that was not distributed to the Holders of such Class B-1 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class B-1 Certificates on or prior to such Distribution Date.

        Class B-1 Interest Distribution Amount: On any Distribution Date and with respect to any Class B-1 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class B-1 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR5 Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class B-1 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class B-2 Certificate: A Certificate, designated Class B-2 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-2 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC II for purposes of the REMIC Provisions.

        Class B-2 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class B-2 Certificates, an amount equal to (i) any portion of the related Class B-2 Interest Distribution Amount that was not distributed to the Holders of such Class B-2 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class B-2 Certificates on or prior to such Distribution Date.

        Class B-2 Interest Distribution Amount: On any Distribution Date and with respect to any Class B-2 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class B-2 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR5 Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class B-2 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud

Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class B-3 Certificate: A Certificate, designated Class B-3 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-2 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC II for purposes of the REMIC Provisions.

        Class B-3 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class B-3 Certificate, an amount equal to (i) any portion of the related Class B-3 Interest Distribution Amount that was not distributed to the Holders of such Class B-2 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class B-3 Certificates on or prior to such Distribution Date.

        Class B-3 Interest Distribution Amount: On any Distribution Date and with respect to any Class B-3 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class B-3 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR5 Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class B-3 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class B-4 Certificate: A Certificate, designated Class B-4 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-2 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC II for purposes of the REMIC Provisions.

        Class B-4 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class B-4 Certificate, an amount equal to (i) any portion of the related Class B-4 Interest Distribution Amount that was not distributed to the Holders of such Class B-4 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class B-4 Certificates on or prior to such Distribution Date.

        Class B-4 Interest Distribution Amount: On any Distribution Date and with respect to any Class B-4 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class B-4 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR5 Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class B-4 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class B-5 Certificate: A Certificate, designated Class B-5 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-3 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC II for purposes of the REMIC Provisions.

        Class B-5 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class B-5 Certificate, an amount equal to (i) any portion of the related Class B-5 Interest Distribution Amount that was not distributed to the Holders of such Class B-5 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class B-5 Certificates on or prior to such Distribution Date.

        Class B-5 Interest Distribution Amount: On any Distribution Date and with respect to any Class B-5 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class B-5 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR5 Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class B-5 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class B-6 Certificate: A Certificate, designated Class B-6 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-3 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC II for purposes of the REMIC Provisions.

        Class B-6 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class B-6 Certificate, an amount equal to (i) any portion of the related Class B-6 Interest Distribution Amount that was not distributed to the Holders of such Class B-6 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class B-6 Certificates on or prior to such Distribution Date.

        Class B-6 Interest Distribution Amount: On any Distribution Date and with respect to any Class B-6 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class B-6 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR5 Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class B-6 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

         Class C-B Certificates: The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates.

        Class C-B Percentage: With respect to any date of determination and any Class of Class C-B Certificates, the Certificate Principal Balances of the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 or Class C-B-6 Certificates, as applicable, divided by the aggregate of the Certificate Principal Balances of the Class C-B Certificates.

        Class C-B-1 Certificate: A Certificate, designated Class C-B-1 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-5 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC D for purposes of the REMIC Provisions.

        Class C-B-1 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class C-B-1 Certificate, an amount equal to (i) any portion of the related Class C-B-1 Interest Distribution Amount that was not distributed to the Holders of such Class C-B-1 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class C-B-1 Certificates on or prior to such Distribution Date.

        Class C-B-1 Interest Distribution Amount: On any Distribution Date and with respect to any Class C-B-1 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class C-B-1 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR17 C-B Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class C-B-1 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class C-B-2 Certificate: A Certificate, designated Class C-B-2 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-5 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC D for purposes of the REMIC Provisions.

        Class C-B-2 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class C-B-2 Certificates, an amount equal to (i) any portion of the related Class C-B-2 Interest Distribution Amount that was not distributed to the Holders of such Class C-B-2 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class C-B-2 Certificates on or prior to such Distribution Date.

        Class C-B-2 Interest Distribution Amount: On any Distribution Date and with respect to any Class C-B-2 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class C-B-2 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR17 C-B Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class C-B-2 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard

Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class C-B-3 Certificate: A Certificate, designated Class C-B-3 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-5 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC D for purposes of the REMIC Provisions.

        Class C-B-3 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class C-B-3 Certificate, an amount equal to (i) any portion of the related Class C-B-3 Interest Distribution Amount that was not distributed to the Holders of such Class C-B-3 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class C-B-3 Certificates on or prior to such Distribution Date.

        Class C-B-3 Interest Distribution Amount: On any Distribution Date and with respect to any Class C-B-3 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class C-B-3 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR17 C-B Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class C-B-3 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class C-B-4 Certificate: A Certificate, designated Class C-B-4 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-6 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC D for purposes of the REMIC Provisions.

        Class C-B-4 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class C-B-4 Certificate, an amount equal to (i) any portion of the related Class C-B-4 Interest Distribution Amount that was not distributed to the Holders of such Class C-B-4 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class C-B-4 Certificates on or prior to such Distribution Date.

        Class C-B-4 Interest Distribution Amount: On any Distribution Date and with respect to any Class C-B-4 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class C-B-4 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR17 C-B Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class C-B-4 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class C-B-5 Certificate: A Certificate, designated Class C-B-5 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-6 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC D for purposes of the REMIC Provisions.

        Class C-B-5 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class C-B-5 Certificate, an amount equal to (i) any portion of the related Class C-B-5 Interest Distribution Amount that was not distributed to the Holders of such Class C-B-5 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class C-B-5 Certificates on or prior to such Distribution Date.

        Class C-B-5 Interest Distribution Amount: On any Distribution Date and with respect to any Class C-B-5 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class C-B-5 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR17 C-B Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class C-B-5 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class C-B-6 Certificate: A Certificate, designated Class C-B-6 executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-3 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC D for purposes of the REMIC Provisions.

        Class C-B-6 Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class C-B-6 Certificate, an amount equal to (i) any portion of the related Class C-B-6 Interest Distribution Amount that was not distributed to the Holders of such Class C-B-6 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class C-B-6 Certificates on or prior to such Distribution Date.

        Class C-B-6 Interest Distribution Amount: On any Distribution Date and with respect to any Class C-B-6 Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class C-B-6 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR17 C-B Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class C-B-6 Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class C-Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Class Principal Balances of the Class C-Y-1 and Class C-Y-2 Regular Interests,

respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix 1 hereto.

         Class C-Y Regular Interests: The Class C-Y-1 and Class C-Y-2 Regular Interests.

        Class C-Y-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class C-Y-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class C-Y-1 Regular Interest on such Distribution Date.

        Class C-Y-1 Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC C which constitutes a REMIC C Regular Interest and is entitled to distributions as set forth herein.

        Class C-Y-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class C-Y-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class C-Y-2 Regular Interest on such Distribution Date.

        Class C-Y-2 Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC C which constitutes a REMIC C Regular Interest and is entitled to distributions as set forth herein.

        Class C-Z Principal Reduction Amounts: For any Distribution Date, the amounts by which the Class Principal Balances of the Class C-Z-1 and Class C-Z-2 Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the REMIC C Available Distribution Amount for the related loan group (i.e. the “related loan group” for the Class C-Z-1 Regular Interest is Group U-1 and the “related loan group” for the Class C-Z-2 Regular Interest is Group U-2) over the sum of the amounts thereof distributable (i) in respect of interest on such Class C-Z Regular Interest and the related Class C-Y Regular Interest and (ii) in the case of Group U-2, to the Class 2 R-C Component and (y) the amount of Realized Losses allocable to principal for the related Loan Group over (B) the Class C-Y Principal Reduction Amount for the related loan group.

         Class C-Z Regular Interests: The Class C-Z-1 and Class C-Z-2 Regular Interests.

        Class C-Z-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class C-Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class C-Z-1 Regular Interest on such Distribution Date.

        Class C-Z-1 Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC C which constitutes a REMIC C Regular Interest and is entitled to distributions as set forth herein.

        Class C-Z-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class C-Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class C-Z-2 Regular Interest on such Distribution Date.

        Class C-Z-2 Regular Interest: The uncertificated partial undivided beneficial ownership interest in REMIC C which constitutes a REMIC C Regular Interest and is entitled to distributions as set forth herein.

        Class I-A Certificate: A Certificate, designated Class I-A executed and authenticated by the Trustee in substantially the form set forth in Exhibit A-1 hereto, and evidencing ownership of interests designated as “regular interests” in REMIC II for purposes of the REMIC Provisions.

        Class I-A Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class I-A Certificate, an amount equal to (i) any portion of the related Class I-A Interest Distribution Amount that was not distributed to the Holders of such Class I-A Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class I-A Certificates on or prior to such Distribution Date.

        Class I-A Interest Distribution Amount: On any Distribution Date and with respect to any Class I-A Certificates, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class I-A Certificates as of the last day of the related Interest Accrual Period and (ii) the related Class AR5 Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to the Class I-A Certificates pursuant to Section 4.05 on such Distribution Date and the Pro Rata Allocation of the interest portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage pursuant Section 4.03 on such Distribution Date.

        Class I-R Certificate: A Certificate executed and authenticated by the Trustee in substantially the form set forth in Exhibit B-4 and designated as a Class I-R Certificate and evidencing an the Class R-I Component which represents the interest designated as a “residual interest” in REMIC I for purposes of the REMIC Provisions and the Class R-II Component which represents the interest designated as a “residual interest” in REMIC II for purposes of the REMIC Provisions.

        Class R Certificate: A Certificate executed and authenticated by the Trustee in substantially the form set forth in Exhibit B and designated as a Class R Certificate and evidencing an interest designated as a “residual interest” in the Trust REMIC for purposes of the REMIC Provisions.

        Class R Interest Distribution Amount: On any Distribution Date, one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class R Certificates as of the last day of the related Interest Accrual Period and (ii) the related Certificate Rate.

        Class R Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount relating to Loan Group 9 remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(x)(i) and (b) the aggregate Certificate Principal Balance of the Class R Certificates.

        Class R-I Interest Distribution Amount: On any Distribution Date and with respect to any Class R-II Component, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class R-II Component as of the last day of the related Interest Accrual Period and (ii) the related Class AR5 Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class R-II Component pursuant to Section 4.05 on such Distribution Date.

        Class R-I Component: A component of the Class I-R Certificate comprising the residual interest in REMIC I which will, together with the Class R-II Component, be represented by the Class I-R Certificate.

        Class R-II Component: A component of the Class I-R Certificate comprising the residual interest in REMIC II which will, together with the Class R-I Component, be represented by the Class I-R Certificate.

        Class U Additional Servicing Fee: With respect to each Class U Mortgage Loan, an amount equal to one month’s interest (or in the event of any payment of interest which accompanies a Principal Prepayment in Full, interest for the number of days covered by such payment of interest) at a rate equal to the Class U Additional Servicing Fee Rate on the Principal Balance of the related Class U Mortgage Loan.

         Class U Additional Servicing Fee Rate: With respect to each Class U Mortgage Loan, a per annum rate equal to 0.125%.

         Class U Cut-off Date: April 1, 2002.

        Class U Distribution Amount: With respect to each Distribution Date, the Available Distribution Amount allocable to the Class U Mortgage Loans.

         Class U Mortgage Loans: Each of the Mortgage Loans listed on the Mortgage Loan Schedule U.

        Class U Net Mortgage Rate: As to each Class U Mortgage Loan, with respect to any Distribution Date, a rate per annum equal to (a) the Mortgage Rate in effect as of the Due Date in the preceding calendar month minus (b) the sum of Servicing Fee Rate and the Class U Additional Servicing Fee Rate.

        Class U Weighted Average Net Mortgage Rate: With respect to any Distribution Date, the weighted average of the Class U Net Mortgage Rates as of the first day of the relate Due Period.

        Class V Certificate: A certificate evidencing an undivided interest in some or all of the uncertificated interests relating to the Class V Mortgage Loans. If a Class V Certificate represents an interest in less than all of the Class V Regular Interests, such certificate shall include a list of the Class V Mortgage Loans in which it represents an interest and the percentage interest that it represents in each Class V Regular Interest related to each of such Mortgage Loans.

        Class V Distribution Amount: With respect to each Distribution Date, the Available Distribution Amount allocable to the Class V Mortgage Loans.

         Class V Mortgage Loans: Each of the Mortgage Loans listed on the Mortgage Loan Schedule V.

        Class V Net Mortgage Rate: As to each Class V Mortgage Loan, with respect to any Distribution Date, a rate per annum equal to (a) the Mortgage Rate in effect as of the Due Date in the preceding calendar month minus (b) the Servicing Fee Rate.

        Class V Weighted Average Net Mortgage Rate: With respect to any Distribution Date, the weighted average of the Class V Net Mortgage Rates as of the first day of the relate Due Period.

        Class W Additional Servicing Fee: With respect to each Class W Mortgage Loan that is an adjustable rate Mortgage Loan (including an adjustable rate Mortgage Loan that has a fixed rate for a fixed period of time), an amount equal to one month’s interest (or in the event of any payment of interest which accompanies a Principal Prepayment in Full, interest for the number of days covered by such payment of interest) at a rate equal to the Class W Additional Servicing Fee Rate on the Principal Balance of the related Class W Mortgage Loan that is an adjustable rate Mortgage Loan (including an adjustable rate Mortgage Loan that has a fixed rate for a fixed period of time).

        Class W Additional Servicing Fee Rate: With respect to each Class W Mortgage Loan that is an adjustable rate Mortgage Loan (including an adjustable rate Mortgage Loan that has a fixed rate for a fixed period of time), a per annum rate equal to 0.125%.

        Class W Certificate: A certificate evidencing an undivided interest in some or all of the uncertificated interests relating to the Class W Mortgage Loans. If a Class W Certificate represents an interest in less than all of the Class W Regular Interests, such certificate shall include a list of the Class W Mortgage Loans in which it represents an interest and the percentage interest that it represents in each Class W Regular Interest related to each of such Mortgage Loans.

        Class W Distribution Amount: With respect to each Distribution Date, the Available Distribution Amount allocable to the Class W Mortgage Loans, subject to the exchange provisions provided in Section 6.01(b).

         Class W Mortgage Loans: Each of the Mortgage Loans listed on the Mortgage Loan Schedule W.

        Class W Net Mortgage Rate: As to each Class W Mortgage Loan, with respect to any Distribution Date, a rate per annum equal to (a) the Mortgage Rate in effect as of the Due Date in the preceding calendar month minus (b) the sum of Servicing Fee Rate and, if applicable, the Class W Additional Servicing Fee Rate.

        Class Y Certificate: A certificate evidencing an undivided interest in some or all of the uncertificated interests relating to the Class Y Mortgage Loans. If a Class Y Certificate represents an interest in less than all of the Class Y Regular Interests, such certificate shall include a list of the Class Y Mortgage Loans in which it represents an interest and the percentage interest that it represents in each Class Y Regular Interest related to each of such Mortgage Loans.

        Class Y Distribution Amount: With respect to each Distribution Date, the Available Distribution Amount allocable to the Class Y Mortgage Loans, subject to the exchange provisions provided in Section 6.01(b).

         Class Y Mortgage Loans: Each of the Mortgage Loans listed on the Mortgage Loan Schedule Y.

         Code: The Internal Revenue Code of 1986.

        Compensating Interest: With respect to any Distribution Date, calculated separately for the Class AR5 Mortgage Loans, Class U Mortgage Loans, the Class V Mortgage Loans, Class W Mortgage Loans and the Class Y Mortgage Loans, an amount equal to interest shortfalls resulting from Principal Prepayments in Full by a Mortgagor during the related Prepayment Period, but not more than the lesser of (a) (x) one-twelfth of 0.125% of the aggregate Principal Balance of such Mortgage Loans, or (y) with respect to the Class AR5 Mortgage Loans and Class AR5 Certificates, the Class U Mortgage Loans and Class AR17 Certificates, and the Class V Certificates, one-twelfth of 0.25% of the aggregate Principal Balance of the Class AR5 Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee plus, (i) with respect to the Class AR5 Certificates only, the Additional Servicing Fee with respect to the Class AR5 Mortgage Loans, (ii) with respect to Class AR17 Certificates only, the Class U Additional Servicing Fee, and (iii) with respect to the Class W Certificates only, the Class W Additional Servicing Fee, in each case, to which the Servicer is entitled on such Distribution Date, all income and gain on amounts held in the Custodial Account that are payable to the Certificateholders with respect to such Distribution Date and any other servicing compensation to which the Servicer may be entitled on such Distribution Date pursuant to the terms hereof.

        Corporate Trust Office: The designated office of the Trustee in the State of Illinois at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 1 Bank One Plaza, Suite IL1-0481, Chicago, Illinois 60670-0481.

         Corresponding Class: With respect to the Class AR17 Certificates and the REMIC D Regular Interests, the "Corresponding Classes" shall be as indicated in the following table:

              REMIC D Regular          Class AR17
                  Interest             Certificate

                Class 1-A-1L       Class 1-A-1, Class
                                           1-X

                Class 2-A-1L       Class 2-A-1, Class
                                           2-X

                Class C-B-1L           Class C-B-1

                Class C-B-2L           Class C-B-2

                Class C-B-3L           Class C-B-3

                Class C-B-4L           Class C-B-4

                Class C-B-5L           Class C-B-5

                Class C-B-6L           Class C-B-6

                Class 2-R-BL            Class 2-R

        Credit Support Depletion Date: The first Distribution Date on which the aggregate Certificate Principal Balance of the Class C-B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

        Cumulative Interest Shortfall Amount: The Class A Cumulative Interest Shortfall Amount, the Class I-A Cumulative Interest Shortfall Amount, Class B-1 Cumulative Interest Shortfall Amount, Class B-2 Cumulative Interest Shortfall Amount, Class B-3 Cumulative Interest Shortfall Amount, Class B-4 Cumulative Interest Shortfall Amount, Class B-5 Cumulative Interest Shortfall Amount, Class B-6 Cumulative Interest Shortfall Amount, Class 1-A-1 Cumulative Interest Shortfall Amount, Class 1-X Cumulative Interest Shortfall Amount, Class 2-A-1 Cumulative Interest Shortfall Amount, Class 2-X Cumulative Interest Shortfall Amount, Class C-B-1 Cumulative Interest Shortfall Amount, Class C-B-2 Cumulative Interest Shortfall Amount, Class C-B-3 Cumulative Interest Shortfall Amount, Class C-B-4 Cumulative Interest Shortfall Amount, Class C-B-5 Cumulative Interest Shortfall Amount or the Class C-B-6 Cumulative Interest Shortfall Amount, as applicable.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The deposit account or accounts created and maintained by the Servicer pursuant to Section 3.07 hereof in a depository institution which may be the Servicer for the benefit of the Certificateholders, which account or accounts must be Eligible Accounts.

        Cut-off Date: December 1, 1999.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

        Definitive Certificates: The Class A, Class R, Class I-R, the Class U, the Class V, the Class W, the Class Y and Class 2-R Certificates and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 6.02(i).

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

        Delivered: With respect to any Eligible Investment, when the steps applicable to such item as specified below are completed:

        (i) if such item is an instrument, delivering such instrument to the Trustee endorsed to the Trustee or its nominee or custodian or endorsed in blank;

        (ii) if such item is a certificated security, delivering such certificated security to the Trustee in bearer form or in registered form issued to the Trustee or endorsed to the Trustee or its nominee or custodian or endorsed in blank by an effective endorsement;

        (iii) if such item is a security entitlement other than a United States Security Entitlement, causing a securities intermediary (who shall maintain the related financial asset in a quantity corresponding to the aggregate of all security entitlements it has established with respect to such financial asset) to indicate by book entry that such security entitlement has been credited to a securities account of the Trustee or its nominee or custodian with such securities intermediary;

        (iv) if such item is a United States Security Entitlement, causing a securities intermediary (who shall maintain the related financial asset in a quantity corresponding to the aggregate of all security entitlements it has established with respect to such financial asset) to indicate by book entry that such United States Security Entitlement has been credited to a securities account of the Trustee or its nominee or custodian with such securities intermediary;

        (v) if such item is a securities account, causing the securities intermediary to indicate by book entry that all security entitlements carried in the securities account have been credited to such securities account; and

        (vi) if such item is an uncertificated security, causing the issuer of such uncertificated security to register the Trustee or its nominee or custodian as the registered owner of such uncertificated security.

         Delivery Date: December 28, 1999.

         Depositor: Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or its successor in interest.

         Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

        Disqualified Organization: Any organization defined as a “disqualified organization” under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), and(iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any “electing large partnership” as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an ownership interest in a Class R or Class I-R Certificate by such Person may cause any of the Pooling Agreement REMICs or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Class R Certificate to such Person. The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 19th day of each month or, if such 19th day is not a Business Day the next succeeding Business Day, commencing in January, 1999, with respect to the Class A and Class R Certificates, commencing in December 2001, with respect to the Class AR5 Certificates and the Class Y Certificates, and commencing in May 2002 with respect to the Class AR17 Certificates, the Class V Certificates and the Class W Certificates .

         Downgrade Event: The date upon which the long-term unsecured debt rating of Washington Mutual is downgraded by Moody's below A2.

         Due Date: The first day of the calendar month in which the related Distribution Date occurs.

        Due Period: The period from and including the second day of the calendar month preceding the calendar month in which any Distribution Date occurs to and including the first day of the calendar month in which such Distribution Date occurs.

         Duff & Phelps: Duff & Phelps Credit Rating Co., or any successor thereto.

        Eligible Account: Either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company (which may be the Servicer or an affiliate of the Servicer or which may be the Trustee or an affiliate of the Trustee) the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated not lower than P-1 in the case of Moody’s, A-2 in the case of S&P and A-1+ in the case of Duff and Phelps, provided that so long as Washington Mutual is the Servicer, any account maintained with the Servicer shall be an Eligible Account if the long-term unsecured debt obligations of Washington Mutual are rated A2 by Moody’s, (ii) an account or accounts the deposits in which are fully insured by the FDIC, provided that any such deposits not so insured shall be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee) the applicable Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained, (iii) a trust account or accounts maintained with the Trustee or the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity, provided that any such state chartered depository institution is subject to regulation regarding funds on deposit substantially similar to the regulations set forth in 12 C.F.R. § 9.10(b) or (iv) any account maintained at any Federal Home Loan Bank.

         Eligible Investments: At any time, any one or more of the following obligations, instruments and securities:

        (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

        (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term rating of Moody’s, S&P and Duff and Phelps;

        (iii)commercial paper (having original maturities of not more than 270 days) which is then rated in the highest commercial paper rating category of Moody’s, S&P and Duff and Phelps;

        (iv) certificates of deposit, demand or time deposits, federal funds or bankers’ acceptances (in each case having maturities of not more than 365 days) issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term debt obligations of such depository institution or trust company (or in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper or long-term debt obligations of such holding company) are then rated in the highest rating category of Moody’s, S&P and Duff and Phelps, in the case of commercial paper, and in the highest category in the case of long-term debt obligations, and, in the case of short-term debt obligations which have maturities of 30 days or less, a rating of P-1 by Moody’s, A-2 by S&P and a rating of A-1+ by Duff and Phelps;

        (v) demand or time deposits or certificates of deposit issued by (a) any Federal Home Loan Bank or (b) any bank or trust company or savings association which is rated at least “A” by Duff and Phelps which has combined capital, surplus and undistributed profits of not less than $50 million and fully insured by the FDIC;

        (vi) repurchase obligations with respect to any security described in (i) and (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

        (vii)securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment or contractual commitment providing for such investments are then rated in the highest rating category of Moody’s, S&P and Duff and Phelps; and

        (viii) units of taxable money-market portfolios rated in the highest rating category by Moody’s, S&P and Duff and Phelps and not restricted to obligations issued or guaranteed by any agency or instrumentality of the United States or entities whose obligations are backed by the full faith and credit of the United States and repurchase agreements collateralized by such obligations.

provided that (A) such obligation or security is held for a temporary period pursuant to Treasury Regulations Section 1.860G-2(g)(1), and (B) Eligible Investments shall include only such obligations or securities that are payable on demand or mature on or before the (i) Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Certificate Account and (ii) the second Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Custodial Account. In addition, no Eligible Investment which incorporates a penalty for early withdrawal will be used unless the maturity of such Eligible Investment is on or before the Business Day immediately preceding the next Distribution Date.

        Escrow Account: As defined in Section 3.08 hereof.

         Event of Default: As defined in Section 8.01 hereof.

        Fannie Mae: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 10.03.

        Fraud Coverage: With respect to the Class AR5 Mortgage Loans, during the period prior to the first anniversary of the Class AR5 Cut-off Date, 2.00% of the aggregate principal balance of the Class AR5 Mortgage Loans as of the Cut-off Date (the “Initial Fraud Coverage”), reduced by Fraud Losses allocated to the Class AR Certificates since the Class AR5 Cut-off Date; during the period from the first anniversary of the Class AR5 Cut-off Date to (but not including) the fifth anniversary of the Class AR5 Cut-off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Class AR5 Cut-off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Class AR5 Certificates since such anniversary; and during the period on and after the fifth anniversary of the Cut-off Date, zero. On each anniversary of the Class AR5 Cut-off Date, the Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third and fourth anniversaries of the Class AR5 Cut-off Date, 1.00% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Initial Fraud Coverage over cumulative Fraud Losses allocated to the Class AR5 Certificates since the Class AR5 Cut-off Date. With respect to the Class U Mortgage Loans, during the period prior to the first anniversary of the Class U Cut-off Date, 2.00% of the aggregate principal balance of the Class U Mortgage Loans, as applicable, as of the Cut-off Date (the “Initial Fraud Coverage”), reduced by Fraud Losses allocated to the Class AR17 Certificates in respect of the Class U Mortgage Loans since the Class U Cut-off Date; during the period from the first anniversary of the Class U Cut-off Date to (but not including) the fifth anniversary of the Class U Cut-off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Class U Cut-off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Class AR17 Certificates in respect of the Class U Mortgage Loans since such anniversary; and during the period on and after the fifth anniversary of the Cut-off Date, zero. On each anniversary of the Class U Cut-off Date, the Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third and fourth anniversaries of the Class U Cut-off Date, 1.00% of the aggregate principal balance of the Class U Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Initial Fraud Coverage over cumulative Fraud Losses allocated to the Class AR17 Certificates in respect of the Class U Mortgage Loans since the Class U Cut-off Date.

        The Fraud Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

        Fraud Loss: A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan that involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, an owner of the Mortgage Loan or any servicer in connection with the origination thereof.

        Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Group 1 Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit C-1. The Group 1 Loans relate to the Class A-1 Certificates.

        Group 2 Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit C-2. The Group 2 Loans relate to the Class A-2 Certificates.

        Group 3 Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit C-3. The Group 3 Loans relate to the Class A-3 Certificates.

        Group 4 Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit C-4. The Group 4 Loans relate to the Class A-4 Certificates.

        Group 5 Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit C-5. The Group 5 Loans relate to the Class A-5 Certificates.

        Group 6 Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit C-6. The Group 6 Loans relate to the Class A-6 Certificates.

        Group 7 Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit C-7. The Group 7 Loans relate to the Class A-7 Certificates.

Group 8 Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit C-8. The Group 8 Loans relate to the Class A-8 Certificates.

        Group 9 Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit C-9. The Group 9 Loans relate to the Class A-9 and Class R Certificates.

         Group U Mortgage Loans: The Group U-1 Mortgage Loans or the Group U-2 Mortgage Loans, as applicable.

         Group U-1 Available Distribution Amount: The Available Distribution Amount attributable to the Group U-1 Mortgage Loans.

         Group U-1 Mortgage Loans: The Mortgage Loans listed on Schedule U-1 hereto.

        Group U-1 Net Mortgage Rate: As to each Group U-1 Mortgage Loan, with respect to any Distribution Date, a rate per annum equal to (a) the Mortgage Rate in effect as of the Due Date in the preceding calendar month minus (b)  the sum of the Servicing Fee Rate and the Class U Additional Servicing Fee Rate.

        Group U-1 Weighted Average Net Mortgage Rate: With respect to any Distribution Date, the weighted average of the Group U-1 Net Mortgage Rates as of the first day of the related Due Period.

        Group U-1 Senior Liquidation Amount: As to any Distribution Date, the aggregate, for each Group U-1 Mortgage Loan which became a Liquidated Loan during the related Prepayment Period, of the lesser of (i) the Group U-1 Senior Percentage of the Principal Balance of such Mortgage Loan and (ii) the applicable Class AR17 Senior Prepayment Percentage of the Class AR17 Liquidation Principal with respect to such Mortgage Loan.

        Group U-1 Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Certificate Principal Balance of the Class 1-A-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Principal Balances of the Group U-1 Mortgage Loans immediately prior to such Distribution Date; provided, however, in no event will the Group U-1 Senior Percentage exceed 100%.

        Group U-1 Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Group U-1 Senior Percentage of the Class AR17 Principal Payment Amount for Group U-1 Mortgage Loans, (ii) the Class AR17 Senior Prepayment Percentage for the Group U-1 Mortgage Loans of the Class AR17 Principal Prepayment Amount for Group U-1 Mortgage Loans, and (iii) the Group U-1 Senior Liquidation Amount.

         Group U-1 Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group U-1 Senior Percentage.

         Group U-2 Available Distribution Amount: The Available Distribution Amount attributable to the Group U-2 Mortgage Loans.

         Group U-2 Mortgage Loans: The Mortgage Loans listed on Schedule U-2 hereto.

        Group U-2 Net Mortgage Rate: As to each Class U-2 Mortgage Loan, with respect to any Distribution Date, a rate per annum equal to (a) the Mortgage Rate in effect as of the Due Date in the preceding calendar month minus (b)  the sum of the Servicing Fee Rate and the Class U Additional Servicing Fee Rate.

        Group U-2 Weighted Average Net Mortgage Rate: With respect to any Distribution Date, the weighted average of the Group U-2 Net Mortgage Rates as of the first day of the related Due Period.

        Group U-2 Senior Liquidation Amount: As to any Distribution Date, the aggregate, for each Group U-2 Mortgage Loan which became a Liquidated Loan during the related Prepayment Period, of the lesser of (i) the Group U-2 Senior Percentage of the Principal Balance of such Mortgage Loan and (ii) the applicable Class AR17 Senior Prepayment Percentage of the Class AR17 Liquidation Principal with respect to such Mortgage Loan.

        Group U-2 Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Certificate Principal

Balances of the Class 2-A-1 and Class 2-R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Principal Balances of the Group U-2 Mortgage Loans immediately prior to such Distribution Date; provided, however, in no event will the Group U-2 Senior Percentage exceed 100%.

        Group U-2 Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Group U-2 Senior Percentage of the Class AR17 Principal Payment Amount for the Group U-2 Mortgage Loans, (ii) the Class AR17 Senior Prepayment Percentage for the Group U-2 Mortgage Loans of the Class AR17 Principal Prepayment Amount for the Group U-2 Mortgage Loans, and (iii) the Group U-2 Senior Liquidation Amount.

         Group U-2 Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group U-2 Senior Percentage.

        Index: With respect to each Mortgage Loan that does not bear a fixed Mortgage Rate, either the One-Year CMT Index or the One-Year MTA Index.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates or interests as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Insurance Proceeds: Amounts paid pursuant to any insurance policy with respect to a Mortgage Loan that have not been used to restore the related property.

         Interest Accrual Period: With respect to any Distribution Date, the calendar month preceding such Distribution Date.

        Interest Distribution Amount: The Class A Interest Distribution Amount, the Class I-A Interest Distribution Amount, Class B-1 Interest Distribution Amount, Class B-2 Interest Distribution Amount, Class B-3 Interest Distribution Amount, Class B-4 Interest Distribution Amount, Class B-5 Interest Distribution Amount, Class B-6 Interest Distribution Amount, Class 1-A-1 Interest Distribution Amount, Class 1-X Interest Distribution Amount, Class 2-A-1 Interest Distribution Amount, Class 2-X Interest Distribution Amount, Class C-B-1 Interest Distribution Amount, Class C-B-2 Interest Distribution Amount, Class C-B-3 Interest Distribution Amount, Class C-B-4 Interest Distribution Amount, Class C-B-5 Interest Distribution Amount, the Class C-B-6 Interest Distribution Amount, the REMIC A Interest Distribution Amount, the REMIC C Interest Distribution Amount, the REMIC D Interest Distribution Amount, the Class R Interest Distribution Amount, the Class 2-R Interest Distribution Amount or the Class R-I Interest Distribution Amount, as applicable.

        Liquidated Loan: With respect to any Distribution Date, a Mortgage Loan which, as of the close of business on the Business Day next preceding the related Determination Date, (a) has been liquidated through deed in lieu of foreclosure, sale in foreclosure, trustee’s sale or other realization as provided by applicable law of real property subject to the related Mortgage and any security agreements or (b) with respect to which payment under related private mortgage insurance or hazard insurance and/or from any public or governmental authority on account of a taking or condemnation of any such property has been received; provided, however, that any

REO Property shall not be treated as a Liquidated Loan until such property has been finally liquidated.

        Liquidation Expenses: Customary and reasonable “out of pocket” expenses incurred by the Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Servicer (or the related Sub-Servicer) under a Primary Mortgage Insurance Policy for reasons other than the Servicer’s failure to comply with Section 3.10 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than the Servicer’s failure to comply with Section 3.11 hereof.

        Liquidation Proceeds: Amounts other than Insurance Proceeds received in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property.

         Loan Group: Any or all of the Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7, Loan Group 8 and Loan Group 9.

         Loan Group 1: The group of Mortgage Loans comprised of the Group 1 Loans.

         Loan Group 2: The group of Mortgage Loans comprised of the Group 2 Loans.

         Loan Group 3: The group of Mortgage Loans comprised of the Group 3 Loans.

         Loan Group 4: The group of Mortgage Loans comprised of the Group 4 Loans.

         Loan Group 5: The group of Mortgage Loans comprised of the Group 5 Loans.

         Loan Group 6: The group of Mortgage Loans comprised of the Group 6 Loans.

         Loan Group 7: The group of Mortgage Loans comprised of the Group 7 Loans.

         Loan Group 8: The group of Mortgage Loans comprised of the Group 8 Loans.

         Loan Group 9: The group of Mortgage Loans comprised of the Group 9 Loans.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property or, in the case of a Replacement Mortgage Loan, the appraised value of the related Mortgaged Property as of the date of its origination.

        Margin: As to each Mortgage Loan that does not bear a fixed Mortgage Rate, the fixed percentage set forth in the related Mortgage Note, which percentage is added to the applicable Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the applicable Periodic Cap, Maximum Interest Rate and Minimum Interest Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date thereof.

        Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance, if any, of each Class of Regular Certificates would be reduced to zero as determined under a hypothetical scenario which assumes that such date is the Distribution Date in the month of the maturity date of the Mortgage Loan with the latest scheduled maturity date. The Maturity Date for each Class of Regular Certificates is the Distribution Date occurring in December 2039.

        Maximum Interest Rate: As to any Mortgage Loan that does not bear a fixed Mortgage Rate, the maximum interest rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

        Minimum Interest Rate: As to any Mortgage Loan that does not bear a fixed Mortgage Rate, the minimum interest rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

        Monthly Advance: With respect to the Class AR5 Mortgage Loans, the Class U Mortgage Loans, the Class V Mortgage Loans, the Class W Mortgage Loans and the Class Y Mortgage Loans, the aggregate of the advances made by or on behalf of the Servicer with respect to any Distribution Date pursuant to Section 5.01 hereof relating to the Class AR5 Mortgage Loans, the Class U Mortgage Loans, the Class V Mortgage Loans, the Class W Mortgage Loans or the Class Y Mortgage Loans, the amount of any such advances being equal to the regular monthly installments of principal and interest on the related Mortgage Loans that were due on the related Due Date and delinquent as of the close of business on the related Determination Date, after adjustment of any delinquent interest payment to be equal to interest at a rate equal to the Net Mortgage Rate, Class AR5 Net Mortgage Rate, in the case of the Class AR5 Mortgage Loans, Group U-1 Net Mortgage Rate, in the case of a Group U-1 Mortgage Loan, Group U-2 Net Mortgage Rate, in the case of a Group U-2 Mortgage Loan, Group V Net Mortgage Rate, in the case of a Class V Mortgage Loan and Group W Net Mortgage Rate, in the case of a Class W Mortgage Loan, on the Principal Balance of such Mortgage Loans, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if made.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

         Moody's: Moody's Investors Service, Inc. or any successor thereto.

        Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a fee simple or leasehold estate in real property securing a Mortgage Note.

         Mortgage File: For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

        Mortgage Loan: Each of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund, evidenced by a Mortgage Note and secured by a Mortgage, the mortgage loans so held being identified in the Mortgage Loan Schedule, as amended from time to time.

        Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of December 1, 1999 between the Depositor, Credit Suisse First Boston Corporation and the Seller, pursuant to which the Depositor purchased the Mortgage Loans from the Seller.

        Mortgage Loan Repurchase Price: The price, calculated as set forth in Section 10.01(a), to be paid in connection with the repurchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

        Mortgage Loan Schedule: The list of Mortgage Loans transferred to the Trustee as part of the Trust Fund for the Certificates and from time to time subject to this Agreement (as from time to time amended by the Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), attached hereto as Exhibit C-1 (with respect to the Group 1 Loans), Exhibit C-2 (with respect to the Group 2 Loans), Exhibit C-3 (with respect to the Group 3 Loans), Exhibit C-4 (with respect to the Group 4 Loans), Exhibit C-5 (with respect to the Group 5 Loans), Exhibit CE-6 (with respect to the Group 6 Loans), Exhibit C-7 (with respect to the Group 7 Loans), Exhibit C-8 (with respect to the Group 8 Loans) and Exhibit C-9 (with respect to the Group 9 Loans), setting forth the following information with respect to each Mortgage Loan:

               (i) the loan number;

               (ii) the city, state and zip code for each Mortgaged Property;

               (iii)the applicable Index;

               (iv) the Margin, if applicable;

               (v) the Maximum Interest Rate, if applicable;

               (vi) the Minimum Interest Rate, if applicable;

               (vii)the original term to maturity;

               (viii) the remaining term to maturity as of the Cut-off Date;

               (ix) the original principal balance;

               (x) the Principal Balance as of the Cut-off Date;

               (xi) the first Due Date;

               (xii)the Monthly Payment in effect as of the Cut-off Date;

               (xiii) the Loan-to-Value Ratio at origination;

               (xiv)the Appraised Value of the Mortgaged Property;

               (xv) the Net Mortgage Rate as of the Cut-off Date;

               (xvi)the next Adjustment Date, if applicable;

               (xvii) the initial Adjustment Date, if applicable;

               (xviii) the Mortgage Rate as of the Cut-off Date, if applicable;

               (xix)a code indicating whether the Mortgaged Property is either (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

               (xx) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied; and

               (xxi)the purpose for which the financing was made.

Such schedule shall also set forth the total of the amounts described under (ix) above for all of the Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee.

        Mortgage Loan Schedule U: The list of Mortgage Loans attached as Exhibit U and part of the Trust Fund for the Class U Regular Interests and the AR17 Certificates and from time to time subject to this Agreement (as from time to time amended by the Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), (with respect to the Class U Mortgage Loans), setting forth the following information with respect to each Mortgage Loan on U-1 to such Exhibit with respect to the Group U-1 Mortgage Loans and on U-2 of such Exhibit with respect to the Group U-2 Mortgage Loans:

               (i) the loan number;

               (ii) the city, state and zip code for each Mortgaged Property;

               (iii)the applicable Index;

               (iv) the Margin;

               (v) the Maximum Interest Rate;

               (vi) the Minimum Interest Rate;

               (vii)the original term to maturity;

               (viii) the remaining term to maturity as of the Class U Cut-off Date;

               (ix) the original principal balance;

               (x) the Principal Balance as of the Class U Cut-off Date;

               (xi) the first Due Date;

               (xii)the Monthly Payment in effect as of the Class U Cut-off Date;

               (xiii) the Loan-to-Value Ratio at origination;

               (xiv)the Appraised Value of the Mortgaged Property;

               (xv) the Class U Net Mortgage Rate as of the Class U Cut-off Date;

               (xvi)the next Adjustment Date following the Class U Cut-off Date;

               (xvii) the initial Adjustment Date;

               (xviii) the Mortgage Rate as of the Class U Cut-off Date;

               (xix)a code indicating whether the Mortgaged Property is either (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

               (xx) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied; and

               (xxi)the purpose for which the financing was made.

        Such schedule shall also set forth the total of the amounts described under (x) above for all of the Group U-1 Mortgage Loans, Group U-2 Mortgage Loans and the Class U Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee.

        Mortgage Loan Schedule V: The list of Mortgage Loans attached as Exhibit V and part of the Trust Fund for the Class V Certificates and from time to time subject to this Agreement (as from time to time amended by the Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), (with respect to the Class V Mortgage Loans), setting forth the following information with respect to each Mortgage Loan:

               (i) the loan number;

               (ii) the city, state and zip code for each Mortgaged Property;

               (iii)the original term to maturity;

               (viii) the remaining term to maturity as of the Class U Cut-off Date;

               (ix) the original principal balance;

               (x) the Principal Balance as of the Class U Cut-off Date;

               (xi) the first Due Date;

               (xii)the Monthly Payment in effect as of the Class U Cut-off Date;

               (xiii) the Loan-to-Value Ratio at origination;

               (xiv)the Appraised Value of the Mortgaged Property;

               (xv) the Net Mortgage Rate as of the Class U Cut-off Date;

               (xvi)the Mortgage Rate as of the Class U Cut-off Date;

               (xix)a code indicating whether the Mortgaged Property is either (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

               (xx) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied; and

               (xxi)the purpose for which the financing was made.

Such schedule shall also set forth the total of the amounts described under (x) above for all of the Class V Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee.

        Mortgage Loan Schedule W: The list of Mortgage Loans attached as Exhibit W and part of the Trust Fund for the Class W Certificates and from time to time subject to this Agreement (as from time to time amended by the Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), (with respect to the Class W Mortgage Loans), setting forth the following information with respect to each Mortgage Loan:

               (i) the loan number;

               (ii) the city, state and zip code for each Mortgaged Property;

               (iii)the applicable Index, if applicable;

               (iv) the Margin, if applicable;

              (v) the Maximum Interest Rate, if applicable;

               (vi) the Minimum Interest Rate, if applicable;

               (vii)the original term to maturity;

               (viii) the remaining term to maturity as of the Class U Cut-off Date;

               (ix) the original principal balance;

               (x) the Principal Balance as of the Class U Cut-off Date;

               (xi) the first Due Date;

               (xii)the Monthly Payment in effect as of the Class U Cut-off Date;

               (xiii) the Loan-to-Value Ratio at origination;

               (xiv)the Appraised Value of the Mortgaged Property;

               (xv) the Net Mortgage Rate as of the Class U Cut-off Date;

               (xvi)the next Adjustment Date following the Class U Cut-off Date, if applicable;

               (xvii) the initial Adjustment Date, if applicable;

               (xviii) the Mortgage Rate as of the Class U Cut-off Date;

               (xix)a code indicating whether the Mortgaged Property is either (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

               (xx) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied; and

               (xxi)the purpose for which the financing was made.

Such schedule shall also set forth the total of the amounts described under (x) above for all of the Class W Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee.

        Mortgage Loan Schedule X: The list of Mortgage Loans attached as Exhibit X and part of the Trust Fund for the Class AR5 Certificates and from time to time subject to this Agreement (as from time to time amended by the Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), (with respect to the Class AR5 Mortgage Loans), setting forth the following information with respect to each Mortgage Loan:

               (i) the loan number;

               (ii) the city, state and zip code for each Mortgaged Property;

               (iii)the applicable Index;

               (iv) the Margin;

               (v) the Maximum Interest Rate;

               (vi) the Minimum Interest Rate;

               (vii)the original term to maturity;

               (viii) the remaining term to maturity as of the Class AR5 Cut-off Date;

               (ix) the original principal balance;

               (x) the Principal Balance as of the Class AR5 Cut-off Date;

               (xi) the first Due Date;

               (xii)the Monthly Payment in effect as of the Class AR5 Cut-off Date;

               (xiii) the Loan-to-Value Ratio at origination;

               (xiv)the Appraised Value of the Mortgaged Property;

               (xv) the Class AR5 Net Mortgage Rate as of the Class AR5 Cut-off Date;

               (xvi)the next Adjustment Date following the Class AR5 Cut-off Date;

               (xvii) the initial Adjustment Date;

               (xviii) the Mortgage Rate as of the Class AR5 Cut-off Date;

               (xix)a code indicating whether the Mortgaged Property is either (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

               (xx) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied; and

               (xxi)the purpose for which the financing was made.

Such schedule shall also set forth the total of the amounts described under (x) above for all of the Class AR5 Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee.

        Mortgage Loan Schedule Y: The list of Mortgage Loans attached as Exhibit Y and part of the Trust Fund for the Class Y Certificates and from time to time subject to this Agreement (as from time to time amended by the Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), (with respect to the Class Y Mortgage Loans), setting forth the following information with respect to each Mortgage Loan:

               (i) the loan number;

               (ii) the city, state and zip code for each Mortgaged Property;

               (iii)the applicable Index;

               (iv) the Margin;

               (v) the Maximum Interest Rate;

               (vi) the Minimum Interest Rate;

               (vii)the original term to maturity;

               (viii) the remaining term to maturity as of the Class AR5 Cut-off Date;

               (ix) the original principal balance;

               (x) the Principal Balance as of the Class AR5 Cut-off Date;

               (xi) the first Due Date;

               (xii)the Monthly Payment in effect as of the Class AR5 Cut-off Date;

               (xiii) the Loan-to-Value Ratio at origination;

               (xiv)the Appraised Value of the Mortgaged Property;

               (xv) the Net Mortgage Rate as of the Class AR5 Cut-off Date;

               (xvi)the next Adjustment Date following the Class AR5 Cut-off Date;

               (xvii) the initial Adjustment Date;

               (xviii) the Mortgage Rate as of the Class AR5 Cut-off Date;

               (xix)a code indicating whether the Mortgaged Property is either (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

               (xx) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied; and

               (xxi)the purpose for which the financing was made.

Such schedule shall also set forth the total of the amounts described under (x) above for all of the Class Y Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee.

         Mortgaged Property: The underlying property securing a Mortgage Loan.

        Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan, including a lost note affidavit with a copy of the related note.

        Mortgage Rate: The annual rate of interest borne by a Mortgage Note, which is set forth in the related Mortgage Note. The Mortgage Rate for each Mortgage Loan that is not a fixed Mortgage Rate as of the Cut-off Date will be adjusted on each Adjustment Date to a rate equal to the sum of the Index applicable to such Adjustment Date and the Margin, rounded to or up to the nearest multiple of 0.125%, as specified in the related Mortgage Note, subject to the application of the applicable Periodic Cap, Maximum Interest Rate and Minimum Interest Rate.

         Mortgagor: Each obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, with respect to any Distribution Date, a rate per annum equal to (a) the Mortgage Rate in effect as of the Due Date in the preceding calendar month minus (b) the Servicing Fee Rate.

         1933 Act: The Securities Act of 1933, as amended.

         1934 Act: The Securities Exchange Act of 1934, as amended.

        Nonrecoverable Advance: The portion of any Monthly Advance or any other advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not or, in the case of a current delinquency, would not be, ultimately recoverable by the Servicer from Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses) with respect to the related Mortgage Loan.

        Officers’ Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, a Group President, an Executive Vice President, a Senior Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, and by the Treasurer, the Secretary, or one of the Assistant Vice Presidents, Assistant Treasurers or Assistant Secretaries of the Depositor, the Seller, the Servicer or the Trustee, as the case may be, and delivered to the Depositor, the Seller, the Servicer or the Trustee, as required by this Agreement.

        One-Year CMT Index: A per annum rate equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal

Reserve Board in statistical Release No. H.15(519) as of the date specified in the related Mortgage Note, or, in the event that such index is no longer available, an index selected by the Servicer and reasonably acceptable to the Trustee that is based on comparable information.

        One-Year MTA Index: A per annum rate equal to the twelve-month average of the annual yields on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board yields in statistical release entitled “Selected Interest Rates-G13” which is published on the first Tuesday of each month or, in the event that such index is no longer available, an index selected by the Servicer and reasonably acceptable to the Trustee that is based on comparable information.

        Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Servicer, reasonably acceptable to the Trustee. With respect to any opinion dealing with the definition of Eligible Account in this Article I, Sections 2.04 or 7.04 hereof or with the qualification of a REMIC or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicer, (ii) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either of them and (iii) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         Optional Termination: The purchase of the Mortgage Loans pursuant to Section 10.01(a).

         Optional Termination Date: The date fixed by the Servicer for the purchase of the Mortgage Loans pursuant to Section 10.01(a).

        Outstanding Mortgage Loan: As to any date of determination, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such date of determination pursuant to Section 2.02 or 2.04.

        Pass-Through Entity: (a) a regulated investment company described in Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

        Percentage Interest: The percentage interest (which may be expressed as a fraction) evidenced by any Certificate, which (a) in the case of each Class of the Class A, Class AR5 Certificates (other than the Class I-R Certificates) and Class AR-I7 Certificates (other than the Class 2-R, Class 1-X, Class 2-X Certificates), is equal to a fraction, the numerator of which is the Initial Certificate Principal Balance of such Certificate, and the denominator of which is equal to the aggregate Initial Certificate Principal Balances of all Certificates of the same Class and (b) in the case of each the Class R, Class I-R, Class 2-R, Class 1-X, Class 2-X Certificates, is set forth on the face thereof.

        Periodic Cap: With respect to each Mortgage Loan that does not bear a fixed Mortgage Rate, the maximum increase or decrease in the Mortgage Rate on any Adjustment Date, as specified in the related Mortgage Note.

        Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         Pooling Agreement REMIC: The Trust REMIC, REMIC I, REMIC II, REMIC A, REMIC B, REMIC C or REMIC D, as applicable.

        Prepayment Distribution Percentage: With respect to any Distribution Date and the Class B Certificates with the highest payment priority and each other Class of Class B Certificates that satisfies the Prepayment Distribution Trigger, such class’s pro rata share, based on the Certificate Principal Balance of such Class relative to the Certificate Principal Balance of the Class B Certificates with the highest payment priority and each other Class of Class B Certificates that satisfied the Prepayment Distribution Trigger.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Class B Certificates, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class of Certificates and each Class of Certificates with a lower payment priority immediately prior to such Distribution Date divided by the aggregate Principal Balance (or related real estate owned properties) immediately prior to such Distribution Date is greater than or equal to such percentage as of the Class AR5 Delivery Date.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan secured by an REO Property) that was the subject of a Principal Prepayment during the related Prepayment Period by the Mortgagor, an amount equal to the excess of (a) one month’s interest at the Mortgage Rate on the Principal Balance of such Mortgage Loan before taking into account such Principal Prepayment over (b) the sum of (i) the amount of interest paid by the Mortgagor for such Prepayment Period to the date of such Principal and (ii) the Compensating Interest payable by the Servicer on such Distribution Date with respect to such Mortgage Loan.

         Prepayment Period: With respect to any Distribution Date, the calendar month prior to the month in which such Distribution Date occurs.

        Primary Mortgage Insurance Policy: Each primary policy of mortgage guaranty insurance with respect to the Mortgage Loans or any replacement policy therefor.

        Principal Balance: With respect to any Mortgage Loan, as of the date of any determination, the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor as of the Cut-off Date after deduction of all payments due on or before the Cut-off Date, reduced (but not below zero) by the sum of (i) all amounts previously received or collected by the Servicer in respect of principal of such Mortgage Loan subsequent to the Cut-off Date, other than amounts representing payments due on such Mortgage Loan on or prior to the Cut-off Date; (ii) all Liquidation Proceeds (net of Liquidation Expenses) and Insurance Proceeds

allocated to principal; (iii) all amounts allocable to the principal of such Mortgage Loan previously paid by the Servicer as part of a Monthly Advance, in each case which were distributed to Certificateholders pursuant to Section 4.02; and (iv) all Realized Losses allocated to Certificateholders with respect thereto on any previous Distribution Date. In the case of a Replacement Mortgage Loan, “Principal Balance” shall mean, at the time of any determination, the principal balance of such Replacement Mortgage Loan on the date of substitution after deduction of all payments due on or before the Due Date in the month of substitution, reduced by the sums described in (i) through (iv), above, after such Due Date.

        Principal Prepayment: Any Mortgagor payment or other recovery of principal on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the Principal Balance of a Mortgage Loan.

        Pro Rata Allocation: With respect to the allocation of the principal portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage, in each case with respect to the Class AR5 Mortgage Loans, among the Class AR5 Certificates, a pro rata allocation according to their respective Certificate Principal Balances in reduction thereof, and with respect to the allocation of the interest portion of such Realized Losses among the Class AR5 Certificates, a pro rata allocation according to the amount of interest accrued but unpaid on each such Class for the related Interest Accrual Period, in reduction thereof. With respect to the allocation of the principal portion of Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage, in each case with respect to the Class U Mortgage Loans, among the Class AR17 Certificates, a pro rata allocation according to their respective Certificate Principal Balances in reduction thereof, and with respect to the allocation of the interest portion of such Realized Losses among the Class AR17 Certificates, a pro rata allocation according to the amount of interest accrued but unpaid on each such Class for the related Interest Accrual Period before taking into account any such reduction or any reduction for Prepayment Interest Shortfalls or Relief Act Shortfalls, in reduction thereof.

        Purchase Price: With respect to any Mortgage Loan required to be purchased by the Seller or Servicer pursuant to Section 2.01, 2.02, 2.03, 2.04 or 3.12 the sum of (i) 100% of the Principal Balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest to the next Due Date on the Mortgage Loan at a rate equal to the Net Mortgage Rate, the Class AR5 Net Mortgage Rate, in the case of a Class AR5 Mortgage Loan, the Class U Net Mortgage Rate, in the case of a Class U Mortgage Loan or the Class W Net Mortgage Rate, in the case of a Class W Mortgage Loan and (iii) the amount of any unreimbursed Monthly Advances and other advances made by the Servicer with respect to such Mortgage Loan and reimbursable to the Servicer hereunder; provided, however, that if the Servicer shall so choose, the Purchase Price with respect to any Mortgage Loan purchased by the Servicer may be net of advances that would otherwise be reimbursable to the Servicer and the Servicer shall have no further entitlement to reimbursement for such advances. With respect to any Mortgage Loan required or allowed to be purchased, the Servicer or Seller, as applicable, shall deliver to the Trustee an Officers’ Certificate as to the calculation of the Purchase Price.

        Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each other state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed by the insurance regulatory authority of the state of its principal place of business and, to the extent required by applicable law, each such other state, to transact a mortgage guaranty insurance business in such state and each such other state and to write the insurance provided by the insurance policy issued by it and approved as an insurer by Freddie Mac or Fannie Mae and whose claims-paying ability will not adversely affect the then current rating on the Certificates.

         Rating Agencies: Moody's & S&P.

        Realized Loss: An amount determined by the Servicer and evidenced by an Officers’ Certificate delivered to the Trustee, in connection with any Mortgage Loan equal to (a) with respect to any Liquidated Loan, the excess of the Principal Balance of such Liquidated Loan plus interest thereon at a rate equal to the applicable (i) Net Mortgage Rate, (ii) Class AR5 Net Mortgage Rate, in the case of a Class AR5 Mortgage Loan, (iii) Group U-1 Net Mortgage Rate, in the case of a Group U-1 Mortgage Loan, or (iv) Group U-2 Net Mortgage Rate, in the case of a Group U-2 Mortgage Loan from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation over proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan, (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the Principal Balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation, (c) with respect to any Mortgage Loan which has become the subject of a Debt Service Reduction, the present value of all monthly Debt Service Reductions on such Mortgage Loan, assuming that the Mortgagor pays each Monthly Payment on the applicable Due Date and that no Principal Prepayments are received with respect to such Mortgage Loan, discounted monthly at the applicable Mortgage Rate or (d) the amount of any reduction by the Servicer to the principal balance of such Mortgage Loan pursuant to Section 3.01 hereof.

        Realized Losses on Group U-1 Mortgage Loans and Group U-2 Mortgage Loans shall be allocated to the REMIC C Regular Interests as follows: the interest portion of such Realized Losses, if any, shall be allocated among the Classes of REMIC C Regular Interests related to each such loan group pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof (i.e. the “related” loan group for the Class C-Y-1 and Class C-Z-1 Regular Interests is Group U-1 and the “related” loan group for the Class C-Y-2 and Class C-Z-2 Regular Interests is Group U-2). Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such loan group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to Group U-1 Mortgage Loans and Group U-2 Mortgage Loans shall be allocated, first, to the

Class C-Y Regular Interest related to such loan group to the extent of the applicable Class C-Y Principal Reduction Amount in reduction of the Class Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the related Class C-Z Regular Interest in reduction of the Class Principal Balance thereof.

        Each Class of REMIC D Regular Interests shall be allocated Realized Losses in the same amount and with the same character as Realized Losses are allocated to Certificates representing interests in REMIC B that are corresponding Classes to such Class.

        Realized Losses allocated to the Class 2-X Certificates shall be allocated between the Class 2-X-1 and Class 2-X-2 Components thereof pro rata according to accrued interest in respect thereof.

        Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs, provided however, that with respect to the Distribution Date occurring in January 2000, the Record Date shall be the Delivery Date, for the Class AR5 Certificates and the Class Y Certificates with respect to the Distribution Date falling in December 2001, the Record Date shall be the Class AR5 Delivery Date, and for the Class V Certificates and the Class AR17 Certificates with respect to the Record Date falling in May 2002, the Record Date shall be the Class AR17 Delivery Date.

         Regular Certificates: All of the Certificates other than the Class R, Class I-R and Clss 2-R Certificates.

         Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

        Relief Act Shortfalls: With respect to any Distribution Date and any Mortgage Loan, the amount of any interest that is not collectible from the Mortgagor during the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time.

         REMIC: A "real estate mortgage investment conduit," within the meaning of Section 860D of the Code.

        REMIC A: The corpus of the Trust Fund consisting of the Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates, as to which a REMIC election will be made pursuant to the provisions hereof, and having regular and residual interests as provided herein.

        REMIC A Available Distribution Amount: The sum of the Available Distribution Amounts for the Class U Mortgage Loans, the Class V Mortgage Loan and the Class W Mortgage Loan.

        REMIC A Interest Distribution Amount: For any Distribution Date, for any Class of the REMIC A Regular Interests, the amount of interest accrued during the related Interest Accrual Period, at the Pass-Through Rate for such Class for such Distribution Date, on the respective Certificate Principal Balance immediately before such Distribution Date, reduced by

Prepayment Interest Shortfalls, Relief Act Shortfalls and the interest portion of any Realized Loss on the Mortgage Loan related to such Class.

        REMIC A Regular Interests: As defined in the Preliminary Statement hereto.

        REMIC B: The corpus of the Trust Fund consisting of the REMIC Regular Interests in REMIC D, as to which a REMIC election will be made pursuant to the provisions hereof, and having regular and residual interests as provided herein.

        REMIC B Regular Interests: As defined in the Preliminary Statement hereto.

        REMIC C: The corpus of the Trust Fund consisting of Class B Regular Interests, as to which a REMIC election will be made pursuant to the provisions hereof, and having regular and residual interests as provided herein.

        REMIC C Available Distribution Amount: The Available Distribution Amount for the Class U Mortgage Loans, and, for each loan group within REMIC C, for any Distribution Date, the amount deemed distributed from REMIC A to REMIC C in respect of the Class U Certificates related to Mortgage Loans in such loan group.

        REMIC C Interest Distribution Amount: For any Distribution Date, for any Class of the REMIC C Regular Interests, the amount of interest accrued during the related Interest Accrual Period, at the Pass-Through Rate for such Class for such Distribution Date, on the respective Certificate Principal Balance immediately before such Distribution Date, reduced by Prepayment Interest Shortfalls, Relief Act Shortfalls on Loans in the related loan group allocated to such Class pro-rata according to the accrued interest thereon and the interest portion of Realized Losses allocated to such Class pursuant to the definition of “Realized Loss.”

        REMIC C Regular Interests: As defined in the Preliminary Statement hereto.

        REMIC D: The corpus of the Trust Fund consisting of Class C Regular Interests, as to which a REMIC election will be made pursuant to the provisions hereof, and having regular and residual interests as provided herein.

        REMIC D Available Distribution Amount: For each loan group within REMIC D for any Distribution Date, the amount deemed distributed from REMIC C to REMIC D in respect of the Class C-Y and Class C-Z Certificates related to such loan group.

        REMIC D Interest Distribution Amount: For any Distribution Date, for any Class of the REMIC D Regular Interests, the amount of interest accrued during the related Interest Accrual Period, at the Pass-Through Rate for such Class for such Distribution Date, on the respective Certificate Principal Balance immediately before such Distribution Date, reduced by Prepayment Interest Shortfalls, Relief Act Shortfalls on Loans in the related loan group allocated to such Class pro-rata according to the accrued interest thereon and the interest portion of Realized Losses allocated to the Corresponding Classes to such Class.

        REMIC D Regular Interests: As defined in the Preliminary Statement hereto.

        REMIC Election: An election, for federal income tax purposes, to treat certain segregated pools of assets as a REMIC.

        REMIC I: The corpus of the Trust Fund consisting of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, as to which a REMIC election will be made pursuant to the provisions hereof, and having regular and residual interests as provided herein.

        REMIC I Regular Interests: As defined in the Preliminary Statement hereto.

        REMIC II: The corpus of the Trust Fund consisting of Class AR5 Regular Interests, as to which a REMIC election will be made pursuant to the provisions hereof, and having regular and residual interests as provided herein.

        REMIC Regular Interest: Any of the Class A Certificates, each uncertificated interest representing a Class AR5 Mortgage Loan, each uncertificated interest representing a Class Y Mortgage Loan, the Class AR5 Certificates (other than the Class I-R Certificates), each uncertificated interest representing a Class U, Class V or Class W Mortgage Loan, each regular interest in REMIC C or REMIC D as set forth in the Preliminary Statement, the Class 2-X-1 and Class 2-X-2 Components of the Class 2-X Certificate and the Class AR17 Certificates (other than the Class 2-X or Class 2-R Certificates).

        REMIC Provisions: Provisions of the federal income tax law relating to REMIC, which appear at Section 860A through 860G of the Subchapter M of Chapter 1 of the Code and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.13.

        REO Disposition: As to any REO Property, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Property: Any Mortgaged Property acquired by or in the name of the Trustee for the benefit of the Certificateholders in foreclosure or by deed-in-lieu of foreclosure.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property).

        Replacement Mortgage Loan: A Mortgage Loan substituted by the Servicer or Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers’ Certificate delivered to the Trustee, (i) have an outstanding Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate Principal Balance, after such deduction), not in excess of the Principal Balance of the Deleted Mortgage Loan (the amount of any shortage to be deposited by the Seller in the

Certificate Account in the month of substitution as set forth in Section 2.04 of this Agreement); (ii) at the time of substitution have a Net Mortgage Rate equal to or exceeding the Net Mortgage Rate of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than the Loan-to-Value Ratio of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than) the Deleted Mortgage Loan; (v) be of the same or better credit quality classification as that of the Deleted Mortgage Loan; and (vi) comply with each representation and warranty relating to the Mortgage Loans set forth in Section 2.04 hereof.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan, including each standard hazard and, if applicable, flood insurance policy.

        Responsible Officer: When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

         S&P: Standard & Poor's Ratings Agency, a division of The McGraw-Hill Companies, Inc.

        Scheduled Final Distribution Date: With respect to each Class of Certificates, other than the Class AR5 Certificates, the Distribution Date occurring in November 2039. With respect to the Class AR5 Certificates, the Distribution Date occurring in November 2039.

         Seller: Washington Mutual Bank, FA or its successor in interest.

         Senior Accelerated Prepayment Percentage: With respect to any Distribution Date and the Class AR5 Certificates, the percentage indicated below:

         Distribution Date                 Senior Accelerated
                                         Distribution Percentage

December 2001 through               100% (except as provided below)
November 2008....................

December 2008 through               Senior Percentage, plus 70% of
November 2009....................   the applicable Subordinate
                                    Percentage

December 2009 through               Senior Percentage, plus 60% of
November 2010....................   the applicable Subordinate
                                    Percentage

December 2010 through               Senior Percentage, plus 40% of
November 2011....................   the applicable Subordinate
                                    Percentage

December 2011 through               Senior Percentage, plus 20% of
November 2012....................   the applicable Subordinate
                                    Percentage

December 2012 and                   Senior  Percentage
thereafter.......................

        provided, however, (i) if on or prior to the Distribution Date in November 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Class AR5 Delivery Date, then the Senior Accelerated Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% the excess over 100% over the Senior Percentage for such Distribution Date and (ii) for any Distribution Date after November 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Class AR5 Delivery Date, then the Senior Accelerated Prepayment Percentage for such Distribution Date will equal the Senior Percentage, provided, further, (i)  the Senior Accelerated Prepayment Percentage will equal 100% on any Distribution Date if (1) the outstanding principal balance of Class AR5 Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate Certificate Principal Balances of the Class B Certificates as of such Distribution Date, is equal to or greater than 50% or (2) Realized Losses on the Class AR5 Mortgage Loans from the Class AR5 Cut-off Date to date exceed, if occurring during the eighth, ninth, tenth, eleventh or twelfth year (or any year thereafter) after the Class AR5 Delivery Date, 30%, 35%, 40%, 45% or 50%, respectively, of aggregate Initial Certificate Principal Balances of the Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Class AR5 Delivery Date, the Senior Accelerated Prepayment Percentage for the Class AR5 Mortgage Loans for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the Class I-A Certificates to zero, the Senior Accelerated Prepayment Percentage shall thereafter be 0%.

        Senior Percentage: With respect to any date of determination, the aggregate of the Certificate Principal Balances of the Class I-A and Class I-R Certificates, divided by the aggregate Principal Balances of the Class AR5 Mortgage Loans.

         Senior Principal Distribution Amount: On each Distribution Date, an amount equal to the sum of the following:

              (a) the Senior Percentage for such Distribution Date times the sum of the following:

(A) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan that is a Class AR5 Mortgage Loan, whether or not received on or prior to the related Determination Date; and

(B) the Principal Balance of any Mortgage Loan that is a Class AR5 Mortgage Loan repurchased during the related Prepayment Period pursuant to Section 2.01, 2.02, 2.03, 2.04 or 3.12 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan that is a Class AR5 Mortgage Loan pursuant to Section 2.01, 2.02, 2.03, 2.04 or 3.12 during the related Prepayment Period; and the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan that is a Class AR5 Mortgage Loan described in clause (b) below, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan that is a Class AR5 Mortgage Loan pursuant to Section 3.13; and

              (b) with respect to each Mortgage Loan that is a Class AR5 Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period, an amount equal to the lesser of (a) the applicable Senior Percentage for such Distribution Date times the Principal Balance of such Class AR5 Mortgage Loan and (b) the applicable Senior Accelerated Prepayment Percentage for such Distribution Date and the Class AR5 Mortgage Loans times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.13; and

              (c) the applicable Senior Accelerated Prepayment Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in respect of the Class AR5 Mortgage Loans during the related Prepayment Period; and

              (d) any amounts described in clause (a), (b) and (c) above, as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (d) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class B Certificates.

         Servicer: Washington Mutual Bank, FA or any successor under the terms of this Agreement.

         Servicer Advance Date: The date on which the Servicer is required to make a Monthly Advance pursuant to Section 5.04 hereof.

         Servicer Mortgage File: All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the Servicer or any Sub-Servicer.

        Servicing Fee: For each calendar month, as to each Mortgage Loan, (i) an amount equal to one month’s interest (or in the event of any payment of interest which accompanies a Principal Prepayment in Full, interest for the number of days covered by such payment of interest) at a rate equal to the Servicing Fee Rate and (ii) increased by any late payment charges, assumption fees and other usual and customary fees collected from the Mortgagor and by any net income on Eligible Investments held in the Custodial Account.

         Servicing Fee Rate: 0.375% per annum with respect to each adjustable-rate Mortgage Loan and 0.250% per annum with respect to each fixed-rate Mortgage Loan.

        Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee on the Delivery Date by the Servicer pursuant to this Agreement, as such list may from time to time be amended.

        Special Hazard Coverage: With respect to the Class AR5 Mortgage Loans and Class AR5 Certificates, the Special Hazard Coverage for the Class AR5 Mortgage Loans on the most recent anniversary of the Class AR5 Cut-off Date (calculated in accordance with the second sentence of this definition) or, if prior to the first such anniversary, $22,624,479, in each case reduced by Special Hazard Losses allocated to the Class AR5 Certificates since the most recent anniversary of the Class AR5 Cut-off Date (or, if prior to the first such anniversary, since the Class AR5 Cut-off Date). On each anniversary of the Class AR5 Cut-off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of Mortgage Loans, (b) 1.0% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) $22,624,479 as reduced by the Special Hazard Losses allocated to the Class AR5 Certificates since the Class AR5 Cut-off Date. With respect to the Class U Mortgage Loans and Class AR17 Certificates, the Special Hazard Coverage for the Class U Mortgage Loans on the most recent anniversary of the Class U Cut-off Date (calculated in accordance with the second sentence of this definition) or, if prior to the first such anniversary, $10,731,020, in each case reduced by Special Hazard Losses allocated to the Class AR17 Certificates since the most recent anniversary of the Class U Cut-off Date (or, if prior to the first such anniversary, since the Class U Cut-off Date). On each anniversary of the Class U Cut-off Date, the Special Hazard Coverage for the Class U Mortgage Loans shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of Mortgage Loans, (b) 1.0% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) $10,731,020 as reduced by the Special Hazard Losses allocated to the Class AR17 Certificates since the Class U Cut-off Date.

        The Special Hazard Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

        Special Hazard Loss: A Realized Loss incurred, to the extent that the loss was attributable to (i) direct physical damage to a Mortgaged Property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (ii) any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. The amount of the Special Hazard Loss is limited to the lesser of the cost of repair or replacement of the mortgaged property. Special Hazard Losses do not include losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, chemical contamination or waste by the Mortgagor.

        Subclass: With respect to the Class Y Certificates, any Subclass thereof issued pursuant to Section 6.01(b) will represent the uncertificated Class Y Mortgage Loans REMIC regular interest or interests relating to the Class Y Mortgage Loans specified by the initial Holder of the Class Y Certificates pursuant to Section 6.01(b) or with respect to the Class W Certificates, any Subclass thereof issued pursuant to Section 6.01(b) will represent the uncertificated Class W Mortgage Loans REMIC regular interest or interests relating to the Class W Mortgage Loans specified by the initial Holder of the Class W Certificates pursuant to Section 6.01(b) or with respect to the Class W Certificates.

         Subordinate Percentage: With respect to any date of determination, 100% minus the Senior Percentage.

         Subordinate Principal Distribution Amount: On each Distribution Date, an amount equal to the sum of:

             (a) the product of :

                 (1) the applicable Class B Percentage for the related Class of Class B Certificates; and

                 (2) the amounts calculated pursuant to clauses (a) and (b) of the definition of "Senior Principal Distribution Amount" to the extent not distributed to the Holders of the Class I-A or Class I-R pursuant to Section 4.02 (a)(z)(ii),

             (b) the product of :

                 (1) the related Prepayment Distribution Percentage for the related Class of Class B Certificates; and

                 (2) the amount of Principal Prepayments in Full and Curtailments received in respect of the Class AR5 Mortgage Loans during the related Prepayment Period and not distributed to the Holders of the Class I-A or Class I-R Certificates pursuant to Section 4.02(a)(z)(ii), and

            (c) amounts described clauses (a) and (b) above, as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses on the related Class of Class B Certificates.

        Sub-Servicer: Any other entity with respect to any Mortgage Loan under any Sub-Servicing Agreement, either currently or in the future, applicable to such Mortgage Loan and any successors and assigns under such Sub-Servicing Agreement.

        Sub-Servicing Agreement: Any servicing agreement between the Servicer and a Sub-Servicer pursuant to which the Servicer delegates any of its servicing responsibilities with respect to any of the Mortgage Loans.

        Swap Agreement: The transactions evidenced by the ISDA Master Agreement dated as of April 26, 2002, together with the Schedule, Swap Confirmation and any related documents thereto between the Swap Counterparty and the Auction Administrator.

         Swap Counterparty: Credit Suisse First Boston, Cayman Branch.

         Transferee Affidavit and Agreement: As defined in Section 6.02(g)(i)(B).

        Trustee: Bank One, National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

        Trustee Float: With respect to each Distribution Date, the value of balances on deposit in the Certificate Account (which shall not be invested) to be held by the Trustee for the period beginning one Business Day prior to such Distribution Date and ending on such Distribution Date.

        Trustee Mortgage File: The mortgage documents listed in Section 2.01(i)-(v) hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

         Trust Fund: Collectively, the assets of the Trust REMIC and all amounts deposited therein pursuant to the provisions of this Agreement.

        Trust REMIC: The corpus of the Trust Fund created by this Agreement consisting of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Custodial Account and the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property and (f) its rights under the Mortgage Loan Purchase Agreement.

         United States Regulations: 31 C.F.R. Part 357; 12 C.F.R. Part 615, Subpart O; 12 C.F.R. Part 912; 12 C.F.R. Part 1511; 24 C.F.R. Part 81; 31 C.F.R. Part 354; and 18 C.F.R. Part 1314.

         United States Securities Entitlement: A "Security Entitlement" as defined in a United States Regulation.

         U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any state (including the District of Columbia) thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

        Voting Rights: The portion of the aggregate voting rights of all the Certificates evidenced by a Certificate. 99% of all Voting Rights will be allocated to the Certificates (other than the Class R Certificates) in proportion to their Certificate Principal Balances and 1.00% of all Voting Rights will be allocated to the Class R Certificates. Notwithstanding the foregoing, (i) for so long as the Class AR5 Certificates are Outstanding, 99% of the Voting Rights of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates shall be allocated to the Class AR5 Certificates (other than the Class I-R Certificates) in proportion to their Certificate Principal Balances and 1.00% of such Voting Rights will be allocated to the Class I-R Certificates and (ii) for so long as the Class AR17 Certificates are Outstanding, 99% of the Voting Rights of the Class A-5, Class A-6, Class A-7 and Class A-8 Certificates shall be allocated to the Class AR17 Certificates (other than the Class 2-R Certificates) in proportion to their Certificate Principal Balances and 1.00% of such Voting Rights will be allocated to the Class 2-R Certificates.

         Washington Mutual: Washington Mutual Bank, FA.

ARTICLE II.

CONVEYANCE OF TRUST FUND;
REPRESENTATIONS AND WARRANTIES

    SECTION 2.01 Conveyance of Trust Fund.

        As of Delivery Date, the Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, the Depositor’s right, title and interest in and to the Trust REMIC, as of the Class AR5 Delivery Date, the Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Class AR5 Certificateholders, without recourse, the Depositor’s right, title and interest in and to the REMIC I and REMIC II, as of the Class AR17 Delivery Date, the Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, the Depositor’s right, title and interest in and to the REMIC A, REMIC B, REMIC C and REMIC D.

        As of the Delivery Date, the Seller hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee, without recourse, any and all right, title and interest of the Seller, if any, in and to the Trust REMIC, as of the Class AR5 Delivery Date, the Seller hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee, without recourse, any and all right, title and interest of the Seller, if any, in and to REMIC I and REMIC II and in the Class A-1, A-2, A-3 and A-4 Certificates and as of the Class AR17 Delivery Date, the Seller hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee, without recourse, any and all right, title and interest of the Seller, if any, in and to the REMIC A and in the Class A-5, A-6, A-7, Class A-8 and A-9 Certificates, REMIC B, REMIC C and REMIC D, the Class V Certificates and the Class W Certificates.

        In connection with any such transfer and assignment, the Seller does hereby deliver to, and deposit with, the Trustee or its agents, the following documents or instruments with respect to each Mortgage Loan so assigned:

             (i) the Mortgage Note, endorsed, in blank (which such endorsement may be pursuant to the use of an allonge in the form attached as Exhibit J), with all intervening endorsements showing a complete chain of endorsement from the originator to the last endorser (or an original lost note affidavit from the Seller stating that the Mortgage Note was lost, misplaced or destroyed, with respect to such Mortgage Loans identified in the Trustee’s Certification referenced in Section 2.02), and if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed on behalf of the Mortgagor by another person, the original power of attorney or other instrument that authorized and empowered such person to sign, or a copy of the original power of attorney or other instrument;

             (ii) the original Mortgage, as recorded, with evidence of recording indicated thereon establishing the Seller as mortgagee thereof;

            (iii) an original assignment or assignments of Mortgage (other than an Assignment) showing an unbroken chain of title from the originator to the Seller with evidence of recording indicated thereon or a duplicate original of the copy thereof certified by the applicable recording office;

             (iv) the original copy of each assumption, modification, written assurance or substitution agreement, if any, with respect to such Mortgage Loan, as identified on the Mortgage Loan Schedule; and

             (v) an Assignment.

        Notwithstanding the foregoing, in the event that in connection with any Mortgage Loan the Seller cannot deliver an original recorded counterpart of any of the documents required to be delivered pursuant to clauses (ii) or (iii) above with evidence of recording thereon concurrently with the execution and delivery hereof, the Seller shall deliver to the Trustee a duplicate original or true copy of such document certified by the Seller or the applicable public recording office to be a true and complete duplicate original or copy of the original thereof submitted for recording, or a copy of the Mortgage certified by a title insurance or escrow company or companies, evidencing that such Mortgage or assignment of Mortgage has been delivered to the appropriate public recording office for recordation. In the event that the Seller cannot deliver a duplicate original or true copy certified as stated above of such document required to be delivered pursuant to clauses (ii) or (iii) above, within 45 days of the Delivery Date, the Seller shall purchase the related Mortgage Loan at the Purchase Price therefor or, replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Section 2.04.

        The Seller shall promptly deliver to the Trustee (A) the original recorded documents referred to in clauses (ii) and (iii) above with evidence of recording indicated thereon or a photocopy thereof certified by the appropriate county recorder’s office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording office, and (B) upon discovery of any defect or omission in the deliveries of any of items (ii) through (iv) above with respect to any Mortgage Loan, a correct and complete document or instrument meeting the requirements of such item, but in no event shall any such delivery be made later than 90 days following the Delivery Date (unless, in the case of the foregoing clause (A), such document has not been returned from the relevant recording office at such time, in which case the Servicer shall make such delivery within 270 days of the Delivery Date; provided, however, that such 270 day period shall be extended to 360 days upon presentation of an officer’s certificate of the Seller to the effect that such document has not yet been returned from the relevant recording office, and shall be extended for additional thirty-day periods). In the event the Seller cannot deliver such original document within the time period set forth in the preceding sentence, the Seller shall purchase the related Mortgage Loan at the Purchase Price therefor or, replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Section 2.04.

        From time to time the Seller or the Servicer may forward or cause to be forwarded to the Trustee for the benefit of the Certificateholders additional original documents evidencing an assumption or modification of a Mortgage Loan.

        The Seller will promptly notify, in writing, the Depositor, the Servicer and the Trustee of the occurrence of a Downgrade Event.

        Within 60 days following the receipt of the notice of a Downgrade Event, the Trustee shall (a) complete each endorsement referred to in clause (i) above and each Assignment referred to in (v) above by inserting “to the Trustee for the benefit of the Holders of the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4” and (b) cause the Servicer to record (and the Servicer hereby agrees to record), at the expense of the Servicer, in the appropriate public office for real property records each original assignment referred to in (v) above with respect to each Mortgaged Property, and the Trustee shall release any such Assignment to the Servicer for such purpose. The Servicer shall promptly deliver to the Trustee each original Assignment with evidence of recording indicated thereon or a photocopy thereof certified by the appropriate county recorder’s office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official. If any Assignment is returned unrecorded to the Servicer because of any defect therein, the Seller or the Servicer shall cure or correct such defect and cause such Assignment to be recorded in accordance with this paragraph and if such defect is not cured within 60 days the Seller shall purchase the Mortgage Loan at the Purchase Price therefor or, replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Section 2.04.

         SECTION 2.02 Acceptance by Trustee.

        The Trustee will hold the documents referred to in Section 2.01(i)-(v) above and the other documents constituting a part of the Trustee Mortgage Files delivered to it pursuant to Section 2.01 in trust for the use and benefit of all present and future Certificateholders. Upon execution and delivery of this Agreement and within 45 days after the execution and delivery of this Agreement, the Trustee shall ascertain whether all documents required to be delivered to it pursuant to Section 2.01 hereof are in its possession, and shall deliver to the Depositor, the Seller and the Servicer a certification (upon execution and delivery of this Agreement, the “Initial Certification” and within 45 days thereof, the “Final Certification,” respectively) in the forms set forth as Exhibits D-1 and D-2 hereto to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule: (a) all documents required to be delivered to the Trustee pursuant to this Agreement are in its possession, (b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan and (c) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 hereof. The Trustee shall deliver to the Depositor, the Seller and the Servicer a copy of such Final Certification. If, in the course of such review, the Trustee finds any document or documents constituting a part of a Mortgage File which do not meet the requirements of the foregoing clauses (a)-(c), the Trustee shall promptly notify the Seller, the Servicer and the Depositor in writing, and request that the Seller correct or cure such defect. The Trustee shall promptly notify the Depositor, the Seller and the Servicer in writing if any original assignment referred to in clause (iii) of Section 2.01 or duplicate original or the copy thereof certified by the Seller or the applicable recording office has not been received by it prior to March 31, 2000. In the event the Seller shall fail to cure any document deficiency or defect reflected in the Final Certification or as otherwise required under Section 2.01 within 60 days of such Final Certification, it shall not be the obligation of the Trustee hereunder to cure the same, and the Seller shall purchase the Mortgage Loan at the Purchase Price therefor or, if within ninety days or two years of the Delivery Date, as applicable, substitute the Mortgage Loan with a Replacement Mortgage Loan in accordance with the provisions of Sections 2.04.

        The Depositor agrees that at any time and from time to time upon written request of the Trustee, the Depositor shall promptly and duly execute and deliver any and all such further documents and assurances, and take such further actions as the Trustee reasonably may request in order to obtain or more fully vest the benefits of the assignment intended hereunder (as set forth hereinabove in Section 2.01 and hereinbelow in Section 2.03) and of the rights and powers herein granted.

        The Trustee shall retain possession and custody of the Trustee Mortgage File in accordance with and subject to the terms and conditions set forth herein.

         SECTION 2.03 Representations, Warranties and Covenants of the Servicer and Seller.

        Washington Mutual, as Seller and Servicer, hereby represents and warrants to, and covenants with, the Depositor and the Trustee that, as of the Delivery Date, as of the Class AR5 Delivery Date and as of the Class AR17 Delivery Date:

                    (i) Washington Mutual is a federally chartered savings association, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

                    (ii) Washington Mutual has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of Washington Mutual the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of Washington Mutual, enforceable against Washington Mutual in accordance with its terms, except that (A) the enforceability thereof may be limited to bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                    (iii) the execution and delivery of this Agreement by Washington Mutual, the servicing of the Mortgage Loans by Washington Mutual hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of Washington Mutual and will not (A) result in a material breach of any term or provision of the charter or by-laws of Washington Mutual or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Washington Mutual is a party or by which it may be bound, or any statute, order or regulation applicable to Washington Mutual of any court, regulatory body, administrative agency or governmental body having jurisdiction over Washington Mutual; and Washington Mutual is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, (1) the ability of Washington Mutual to perform its obligations under this Agreement or (2) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

                    (iv) Washington Mutual is, and will remain, subject to supervision and examination by any state or federal authority as may be applicable and will remain in good standing and qualified to do business where so required by applicable law and is, and will remain an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac;

                    (v) no litigation is pending or threatened against Washington Mutual that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of Washington Mutual to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

                    (vi) Washington Mutual will at all times comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy;

                    (vii) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by Washington Mutual pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading;

                    (viii) except for permits and similar authorizations required under the securities or “blue sky” laws no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Washington Mutual of, or compliance by Washington Mutual with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, Washington Mutual has obtained the same;

                    (ix) Washington Mutual will service the Mortgage Loans in accordance with the standards set forth in this Agreement; and

                    (x) this Agreement and all other documents related hereto to which Washington Mutual is a party have been approved by the Washington Mutual’s board of directors, which approval is reflected in the minutes of such board, and shall continuously from the time of each such document’s execution, be maintained as an official record of the Washington Mutual.

        SECTION 2.04 Representations, Warranties and Covenants of the Seller with respect to the Mortgage Loans.

        The Seller hereby represents and warrants to, and covenants with, the Depositor and the Trustee for the benefit of the Certificateholders that, as to each Mortgage Loan, as of the Cut-off Date, with respect to the Class AR5 Mortgage Loans, the Class AR5 Delivery Date or such other date specifically set forth herein, with respect to the Class U Mortgage Loans and the Class V Mortgage Loans, the Class AR17 Delivery Date or such other date specifically set forth herein,

                    (i) The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date, the information set forth on the Schedule X with respect to the Class AR5 Mortgage Loans is true and correct as of the Class AR5 Cut-off Date and the information set forth on the Schedule U with respect to the Class U Mortgage Loans and on

Schedule V with respect to the Class V Mortgage Loans, is true and correct as of the Class U Cut-off Date.

                    (ii) As of the Cut-off Date, none of the Mortgage Loans were more than 30 days delinquent and not more than 0.71% of the Mortgage Loans were 30 days delinquent more than once in the twelve months prior to the Cut-off Date; as of the Class AR5 Cut-off Date, none of the Mortgage Loans listed on Schedule X were more than 30 days delinquent and not more than 6.43% of the Mortgage Loans listed on Schedule X were 30 days or more delinquent one or more times in the twelve months prior to the Class AR5 Cut-off Date; as of the Class U Cut-off Date, none of the Mortgage Loans listed on Schedule U were more than 30 days delinquent and not more than 8.592% of the Mortgage Loans listed on Schedule U were 30 days or more delinquent one or more times in the twelve months prior to the Class U Cut-off Date; and as of the Class U Cut-off Date, none of the Mortgage Loans listed on Schedule V were more than 30 days delinquent and not more than 8.957% of the Mortgage Loans listed on Schedule V were 30 days or more delinquent one or more times in the twelve months prior to the Class U Cut-off Date . Washington Mutual has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

                    (iii) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property.

                    (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Trustee, and which are included in the Trustee Mortgage File, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File.

                    (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                    (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the Servicer, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.

                    (vii) Any and all requirements of any federal, state or local law including, without limitation, environmental, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan and the related Mortgaged Property have been complied with.

                    (viii) The Mortgage has not been satisfied, canceled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

                    (ix) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Depositor. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

                    (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization.

                    (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

                    (xii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

                    (xiii) As of the Delivery Date, the Mortgage Note and the Mortgage are not assigned or pledged, and immediately prior to the sale of the Mortgage Loan to the Depositor the Seller was the sole owner of record and holder thereof and with full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and with full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement.

                    (xiv) All parties which have had any interest in the Mortgage (in the case of the Class U Mortgage Loans and Class V Mortgage Loans, on or prior to the Delivery Date), whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) federal savings and loan associations or national banks having principal offices in such state, or (iv) not doing business in such state.

                    (xv) The Mortgage Loan is covered by an ALTA lender’s title insurance policy acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(A) through (C) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The original title policy (or a copy thereof sufficient to entitle the insured to make a claim thereunder) and all riders thereto are in the Mortgage File. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is (in the case of the Class U Mortgage Loans and Class V Mortgage Loans, on or prior to the Delivery Date) the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage(in the case of the Class U Mortgage Loans and Class V Mortgage Loans, on or prior to the Delivery Date) or the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy.

                    (xvi) Except as indicted in clause (ii) above in the case of the Class U Mortgage Loans and Class V Mortgage Loans, on or prior to the Class AR17 Delivery Date, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller, or (in the case of the Class U Mortgage Loans and Class V Mortgage Loans, on or

prior to the Delivery Date) Servicer, as applicable, has not waived any default, breach, violation or event of acceleration.

                    (xvii) There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or on parity with, the lien of the related Mortgage.

                    (xviii) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

                    (xix) The Mortgage Loan was originated by the Seller or a subsidiary of the Seller or was purchased by the Seller from a third party, each of which was, at the time of origination, (A) a Fannie Mae-approved or Freddie Mac-approved seller/servicer and (B) a HUD-approved mortgage banker, or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in monthly installments of principal and interest, with interest in arrears, and requires Monthly Payments sufficient to amortize the original principal balance of the Mortgage Loan over a term of not more than 40 years. Each Mortgage Note has a Mortgage Rate, other than a Mortgage Note with a fixed Mortgage Rate, that after an initial one-year, three-year or five-year period is calculated based upon the Index plus the Margin. Each Mortgage Note that is not calculated based upon the Index plus the Margin, provides for a fixed Mortgage Rate. No Mortgage Loan has a provision which will require negative amortization. No Mortgage Loan requires a balloon payment at the end of its term.

                    (xx) The origination practices used by the Seller and the collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and escrow payments, if any, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note.

                    (xxi) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

                    (xxii) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (B) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.

Except for one Class V Mortgage Loan with a Principal Balance of $497,660.86 as of the Class U Cut-off Date, the Mortgagor has not notified the Servicer and the Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act.

                    (xxiii) The Mortgage Loan was underwritten generally in accordance with the Seller’s underwriting standards in effect at the time the Mortgage Loan was originated.

                    (xxiv) The Mortgage Note is not secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (ix) above.

                    (xxv) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

                    (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except, in connection with a trustee’s sale after default by the Mortgagor.

                    (xxvii) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (A) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (B) paid by any source other than the Mortgagor or (C) contains any other similar provisions which may constitute a “buydown” provision. No Mortgage Loan was a graduated payment mortgage loan as of the date of its origination. No Mortgage Loan has a shared appreciation or other contingent interest feature.

                    (xxviii) The Seller has no knowledge of any circumstances or condition existing on the Cut-off Date with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan.

                    (xxix) Each such Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is and will be subject (in the case of the Class U Mortgage Loans and Class V Mortgage Loans, on or prior to the Delivery Date) either to (x) a Primary Mortgage Insurance Policy, issued by a Fannie Mae or Freddie Mac approved insurer, which provided private mortgage insurance in an amount meeting Fannie Mae and Freddie Mac requirements or (y) a higher interest rate in lieu of obtaining private mortgage insurance. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith.

                    (xxx) The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities.

                    (xxxi) No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Cut-off Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer’s breach of such insurance policy or such insurer’s financial inability to pay.

                    (xxxii) The Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                    (xxxiii) Any advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                    (xxxiv) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements.

                     (xxxv) Each Mortgage is a "qualified mortgage" for purposes of the REMIC Provisions.

                    (xxxvi) No fraud was committed by the originator of the Mortgage Loan and the Seller is not aware of any fact that would reasonably lead the Seller to believe that any Mortgagor had committed fraud in connection with the origination of such Mortgage Loan.

                    (xxxvii) The Index on all of the all of the Class AR5 Mortgage Loans is either the One-Year MTA Index or the One-Year CMT Index.

        Upon the discovery by the Depositor, the Seller, the Servicer or the Trustee (or upon notice thereof in writing from a Certificateholder) of a breach or breaches of any of the representations and warranties of the Seller made in this Section 2.04 in respect of any Mortgage

Loan, or any breach of a representation or warranty of the Seller or Servicer set forth in Section 2.03 or any breach of representation or warranty of the Seller in Section 2 of the Mortgage Loan Purchase Agreement, which breach or breaches, individually or in the aggregate, materially and adversely affect the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Seller and Servicer of such breach and request that the Seller or Servicer, as the case may be, cure such breach within 60 days (or if such breach is not capable of being cured within 60 days and provided the Seller or the Servicer, as the case may be is diligently pursuing the cure thereof, within 120 days) from the date of such notice, and if the Seller or Servicer does not cure such breach in all material respects, the Seller or Servicer, as the case may be, shall either (i) substitute a Replacement Mortgage Loan or Loans for the related Mortgage Loan, which substitution must be made as specified in this Section or (ii) purchase such Mortgage Loan held for the benefit of the Certificateholders from the Trustee at the Purchase Price therefor.

        The Seller or Servicer shall not have any right to substitute a Replacement Mortgage Loan or Loans for the affected Mortgage Loan more than three months after the Delivery Date (or more than two years after the Delivery Date if the related Mortgage Loan is a “defective obligation” within the meaning of Section 860G(a)(4)(B)(ii) of the Code), and any substitution must be accompanied by an Officers’ Certificate delivered to the Trustee, certifying that such Replacement Mortgage Loan conforms to the requirements of this Agreement, and by an Opinion of Counsel to the effect that such substitution will not cause any Pooling Agreement REMIC to fail to qualify as a REMIC and will not result in a prohibited transaction tax, which Opinion of Counsel shall be paid for by the Seller or Servicer, as the case may be. Notwithstanding the foregoing, if any such breach would cause a Mortgage Loan to be other than a “qualified mortgage loan” as described in Section 860G(a)(3) of the Code, any substitution or purchase shall occur within 90 days of the discovery of the breach.

        As to any Replacement Mortgage Loan or Loans, the Seller or Servicer shall deliver to the Trustee or its agent for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note (i) endorsed in blank if no Downgrade Event has occurred or (ii) if a Downgrade Event has occurred, endorsed to the Trustee for the benefit of the Holders of the Washington Mutual Bank, FA Mortgage-Backed Certificates, Series 1999-WM4 (which endorsement, in either case, may be in the form of an allonge). As to any Replacement Mortgage Loan or Loans, the Seller or Servicer shall deliver to the Trustee the related Assignment (i) in blank in recordable form or (ii) if a Downgrade Event has occurred, assigned to the Trustee for the benefit of the Holders of the Washington Mutual Bank, FA Mortgage-Backed Certificates, Series 1999-WM4. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be remitted by the Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on such Deleted Mortgage Loan for such month and thereafter the Seller or Servicer, as the case may be, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

        Upon such substitution, the Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and shall deliver such amended Mortgage Loan Schedule to the Depositor, the Seller and the Trustee. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects and the Seller shall be deemed to have made, as of the date of substitution, with respect to the Replacement Mortgage Loan or Loans, the representations and warranties pertaining to the Mortgage Loans contained in Section 2.04 hereof. Upon receipt of the Trustee Mortgage File pertaining to any Replacement Mortgage Loans, the Trustee shall release, or cause to be released, the Trustee Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller or Servicer as applicable and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title (to the extent that such title was transferred to the Trustee) in the Seller or Servicer as applicable, or its designee, to any Deleted Mortgage Loan substituted for pursuant to this Section 2.04.

        In any month in which the Seller or Servicer substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate Principal Balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (in each case after application of scheduled principal portion of the monthly payments received in the month of substitution). The amount of such shortage shall be deposited into the Custodial Account by the Seller or Servicer in the month of substitution pursuant to Section 3.07, without any reimbursement thereof. The Servicer shall give notice in writing to the Trustee of such event, which notice shall be accompanied by a Certificate of a Servicing Officer as to the calculation of such shortage.

        In the event that the Seller or Servicer shall have repurchased a Mortgage Loan, upon receipt by the Trustee of written notification of the deposit of the Purchase Price, the Trustee shall release, or cause to be released, the related Trustee Mortgage File held for the benefit of the Certificateholders to the Seller or Servicer as applicable and the Trustee shall execute and deliver the related instruments of transfer or assignment, in each case without recourse, as shall be necessary to transfer title (to the extent that such title was transferred to the Trustee) from the Trustee for the benefit of the Certificateholders and vest title in the Seller or Servicer, or the designee thereof, as the case may be, to any Mortgage Loan purchased pursuant to this Section 2.04. It is understood and agreed that the obligation under this Agreement of any Person to repurchase or substitute any Mortgage Loan as to which such breach has occurred and is continuing shall constitute the sole and exclusive remedy respecting such breach available to Certificateholders or the Trustee on their behalf.

         SECTION 2.05 Issuance of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently (i) with such assignment and delivery, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed the Class A Certificates and Class R Certificates, (ii) concurrently, with the delivery of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, as of the Class AR5 Delivery Date, the Trustee, pursuant to the written request of the Depositor executed by an officer of the

Depositor, has executed the Class I-A Certificates, the Class B Certificates and Class I-R Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund, and (iii) concurrently, with the delivery of the Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates, as of the Class AR17 Delivery Date, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed the Class V Certificates, the Class W Certificates, the Class 1-A Certificates, the Class 2-A Certificates, the Class C-B Certificates and Class 2-R Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund The rights of the Holders of such Certificates to receive distributions from the applicable Pooling Agreement REMIC shall be as set forth in this Agreement.

         SECTION 2.06 REMIC Provisions.

             (a) The Depositor hereby elects and authorizes the Trustee to treat each Pooling Agreement REMIC as a real estate mortgage investment conduit under the Code and, if necessary, under applicable state law. The Trustee shall make such election on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) by an attachment making such election and stating that such election is being made as a protective matter, for the taxable year ending on the last day of the calendar year in which all or a portion of the Certificates are first sold by Washington Mutual to any party other than an affiliate. The Delivery Date is hereby designated as the “startup day” (a “Startup Day”) of the Trust REMIC, the Class AR5 Delivery Date is hereby designated as the “startup day (a “Startup Day”) for REMIC I and REMIC II and the Class AR17 Delivery Date is hereby designated as the “startup day (a “Startup Day”) for REMIC A, REMIC B, REMIC C and REMIC D, in each case, within the meaning of Section 860G(a)(9) of the Code for purposes of the election made under clause (x) of the preceding sentence and the date of the first sale of Certificates by Washington Mutual to any party other than an affiliate is hereby designated as the “startup day” for purposes of the protective election to be made pursuant to clause (y) of the preceding sentence. The “regular interests” (within the meaning of Section 860G of the Code) in the Trust REMIC shall consist of the Class A Certificates and the “residual interest” in the Trust REMIC shall consist of the Class R Certificates. The Depositor and the Trustee shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in the Trust REMIC other than the Class A and Class R Certificates. The “regular interests” (within the meaning of Section 860G of the Code) in REMIC I shall consist of the Class AR5 Regular Interests and the Class Y Regular Interests and the “residual interest” in REMIC I shall consist of the Class R-I Component. The Depositor and the Trustee shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in REMIC I other than the regular interests therein and Class R-I Component. The “regular interests” (within the meaning of Section 860G of the Code) in REMIC II shall consist of the Class I-A and the Class B Certificates and the “residual interest” in REMIC II shall consist of the Class R-II Component. The Depositor and the Trustee shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in REMIC II other than the Class I-A and Class B Certificates and the Class R-II Component. The “regular interests” (within the meaning of Section 860G of the Code) in REMIC A shall consist of the Class U Regular Interests, the

Class V Regular Interests and the Class W Regular Interests and the “residual interest” in REMIC A shall consist of the Class 2-R-A Component. The Depositor and the Trustee shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in REMIC A other than the regular interests therein and Class 2-R-A Component. The “regular interests” (within the meaning of Section 860G of the Code) in REMIC B shall consist of the REMIC B Regular Interests and the “residual interest” in REMIC B shall consist of the Class 2-R-B Component. The Depositor and the Trustee shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in REMIC B other than the REMIC B Regular Interests and the Class 2-R-B Component. The “regular interests” (within the meaning of Section 860G of the Code) in REMIC C shall consist of the REMIC C Regular Interests and the “residual interest” in REMIC C shall consist of the Class 2-R-C Component. The Depositor and the Trustee shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in REMIC C other than the REMIC C Regular Interests and the Class 2-R-C Component. The “regular interests” (within the meaning of Section 860G of the Code) in REMIC D shall consist of the REMIC D Regular Interests and the “residual interest” in REMIC D shall consist of the Class 2-R-D Component. The Depositor and the Trustee shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in REMIC D other than the REMIC D Regular Interests and the Class 2-R-D Component.

            (b) The Seller, (i) on behalf of the Holders of the Class R Certificates, shall act as agent for the Class R Certificateholder, (ii) on behalf of the Holders of the Class I-R Certificates, shall act as agent for the Class I-R Certificateholder, and (iii) on behalf of the Holders of the Class 2-R Certificates, shall act as agent for the Class 2-R Certificateholder and shall act as the “tax matters person” (within the meaning of the REMIC Provisions) for the Pooling Agreement REMICs, as applicable, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. By its acceptance of a Class R Certificate, Class I-R Certificate or Class 2-R Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trustee as its agent to act on behalf of the Pooling Agreement REMICs, as applicable, pursuant to the specific duties outlined herein.

            (c) A Holder of any of the Class R Certificates, Class I-R Certificates or Class 2-R Certificates by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trustee, the amount of any minimum California state franchise taxes due with respect to the Pooling Agreement REMICs, as applicable, under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code. Notwithstanding the foregoing, the Trustee shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trustee. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a “prohibited transaction” of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class R, I-R or Class 2-R Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Sections 4.02 and 4.03, respectively. The Trustee shall promptly deposit in the Certificate Account any amount of “prohibited transaction” tax that results from a breach of the Trustee’s duties under this Agreement. The Servicer shall promptly deposit in the Certificate

Account any amount of “prohibited transaction” tax that results from a breach of the Servicer’s duties under this Agreement.

            (d) The Trustee shall act as attorney-in-fact and as agent on behalf of the tax matters person of each Pooling Agreement REMIC and in such capacity the Trustee shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for the each Pooling Agreement REMIC when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each Pooling Agreement REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of each Pooling Agreement REMIC, to be treated as a REMIC on the federal tax return of each Pooling Agreement REMIC for its applicable first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions and the Code. The expenses of preparing and filing such returns shall be borne by the Trustee. The Depositor and Servicer shall provide on a prompt and timely basis to the Trustee or its designee such information with respect to the Pooling Agreement REMICs as is in their possession and reasonably required or requested by the Trustee to enable it to perform its obligations under this subsection.

        In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, the Trustee shall also: (A) act on behalf of the Pooling Agreement REMICs in relation to any tax matter or controversy involving the Trust Fund, (B) represent the Trust Funds in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on the Pooling Agreement REMICs when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The expense of any such representation shall be borne by the Holders of the Class R Certificates, Class I-R and Class 2-R Certificates unless such expense is caused by a breach of the Trustee’s duties or the Servicer’s duties hereunder, in which case such expenses shall be borne by the Trustee or the Servicer, as the case may be.

            (e) The Trustee shall provide (i) to any transferor of a Class R Certificate, Class I-R Certificate and Class 2-R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate Class I-R Certificate or Class 2-R Certificate to any Person who is not a permitted transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Pooling Agreement REMICs.

            (f) The Trustee, the Depositor, the Holder of the Class R Certificates, the Holder of the Class I-R Certificates and the Holder of the Class 2-R Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of any Pooling

Agreement REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of the Class R Certificates, the Holder of the Class I-R Certificates or the Holder of the Class 2-R Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any Pooling Agreement REMIC as a REMIC or (ii) result in the imposition of a tax upon any Pooling Agreement REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

        The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any Pooling Agreement REMIC or its respective assets, or causing any Pooling Agreement REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Servicer and Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any Pooling Agreement REMIC, and the Trustee shall not take any such action or cause any Pooling Agreement REMIC to take any such action as to which the Servicer or Depositor has advised it in writing that an Adverse REMIC Event could occur.

        In addition, prior to taking any action with respect to any Pooling Agreement REMIC or the assets therein, or causing any Pooling Agreement REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Holders of the Class R Certificates, the Holders of the Class I-R Certificates and the Holders of the Class 2-R Certificates will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any Pooling Agreement REMIC, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

        At all times as may be required by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of any Pooling Agreement REMIC as “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code.

            (g) In the event that any tax is imposed on “prohibited transactions” of any Pooling Agreement REMIC, as defined in Section 860F(a)(2) of the Code, on “net income from foreclosure property” of any Pooling Agreement REMIC, as defined in Section 860G(c) of the Code, on any contributions to any Pooling Agreement REMIC after the applicable Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or if the Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article II, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.09 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

            (h) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each Pooling Agreement REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

            (i) Following the applicable Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to any Pooling Agreement REMIC (other than a Replacement Mortgage Loan subject to the terms and conditions herein) unless the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the applicable Pooling Agreement REMIC will not cause such Pooling Agreement REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject the applicable Pooling Agreement REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (j) Neither the Servicer nor the Trustee shall enter into any arrangement by which any Pooling Agreement REMIC will receive a fee or other compensation for services nor permit any Pooling Agreement REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

            (k) Within 30 days after the Delivery Date, Class AR5 Delivery Date or the Class AR17 Delivery Date, as applicable, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, “Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations” for the applicable Pooling Agreement REMIC.

            (l) Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the any Pooling Agreement REMIC, (iii) the termination of the Trust REMIC pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the Trust REMIC after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of any Pooling Agreement REMIC as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

            (m) In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trustee, within ten days after the Delivery Date, Class AR5 Delivery Date or Class AR17 Delivery Date, as applicable, all information or data that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Servicer shall provide, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. The Depositor shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The Servicer shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Servicer to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.

ARTICLE III

ADMINISTRATION AND SERVICING
OF MORTGAGE LOANS

         SECTION 3.01 Servicing Standard.

        For and on behalf of the Trustee and the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and generally in a manner consistent with Fannie Mae guidelines except as otherwise expressly provided in this Agreement. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through any Sub-Servicer as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents (including, without limitation, estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and Liquidation Proceeds, (d) to consent to any subordinate financings to be secured by any Mortgaged Property to the extent that such consent is required pursuant to the terms of the related Mortgage, (e) to consent to the application of any proceeds of insurance policies or condemnation awards to the restoration of the applicable Mortgaged Property or otherwise, and (f) subject to the provisions of Section 3.07 and 3.13, to effectuate foreclosure or other conversion of the ownership of the Mortgage Property securing any Mortgage Loan; provided, however, that the Servicer shall take no action that is materially inconsistent with or materially prejudices the interest of the Trustee or the Certificateholders in any Mortgage Loan or the rights and interest of the Depositor, the Trustee and the Certificateholders under the terms of this Agreement unless such action is specifically called for by the terms hereof.

        Without limiting the generality of the foregoing, but subject to the terms hereof, the Servicer, in its own name or in the name of the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Trustee, the Certificateholders or any of them, any and all instruments of modification, satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall promptly notify the Trustee of any such execution and delivery. The Trustee for the benefit of the Certificateholders shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans.

        Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent) permit any modification with respect to any Mortgage Loan (i) that would change the Net Mortgage Rate or Class AR5 Net Mortgage Rate, as applicable, or, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or (ii) that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is a Principal Prepayment made (or treated as made) by the Mortgagor of the entire principal balance of a Mortgage Loan) and cause an Adverse REMIC Event.

        SECTION 3.02 Enforcement of the Obligations of Sub-Servicers.

            (a) For purposes of this Agreement, the Servicer shall be deemed to have received the payments on the Mortgage Loans referred to in Sections 3.07 and 3.08 hereof when the related Sub-Servicer, if any, has received such payments and shall remain obligated to deposit such payments in accordance with Sections 3.07 and 3.08 hereof, regardless of whether such payments are remitted by the Sub-Servicer to the Servicer. The Servicer and the related Sub-Servicer may enter into amendments to any applicable Sub-Servicing Agreement; provided, however, that any such amendments shall be consistent with and shall not violate the provisions of this Agreement.

            (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Depositor, the Trustee and the Certificateholders, shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans that are not serviced by it directly, and shall enforce the obligations of each Sub-Servicer, if any, under the related Sub-Servicing Agreement. Such enforcement shall include, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, as appropriate, and the pursuit of other appropriate remedies, and shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. The Servicer shall not waive any event of default by a Sub-Servicer under a Sub-Servicing Agreement which is a failure to remit any payment required to be made by such Sub-Servicer that would result in an Event of Default under this Agreement.

            (c) During the term of this Agreement, the Servicer shall consult fully with each of the Sub-Servicers as may be necessary from time to time to perform and carry out the Servicer’s obligations hereunder and receive, review and evaluate all reports, information and other data that are provided to the Servicer by each Sub-Servicer and otherwise exercise reasonable efforts to cause each Sub-Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Sub-Servicing Agreement.

        SECTION 3.03 Termination of the Rights of Sub-Servicers.

        If the Servicer terminates the rights of a Sub-Servicer under any Sub-Servicing Agreement, the Servicer shall service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, or at the Servicer’s election, enter into a substitute servicing agreement with another mortgage loan servicing company reasonably acceptable to the Servicer under which such mortgage loan servicing company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by the terminated Sub-Servicer, regardless of whether such liabilities, duties, responsibilities or obligations shall have accrued before or after the termination of the rights of such Sub-Servicer; provided, however, that any such substitute servicer and any such substitute servicing shall satisfy the requirements of Sections 3.01 and 3.02. If the Servicer does not elect to enter into a substitute servicing agreement with a successor servicer, the Servicer shall nevertheless service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, until a substitute Sub-Servicer has been appointed and designated and a substitute servicing agreement has been entered into by the Servicer and such substitute Sub-Servicer.

         SECTION 3.04 Liability of the Servicer.

        Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans included in the Trust Fund in accordance with (and subject to the limitations contained within) the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         SECTION 3.05 Rights of the Depositor and the Trustee in Respect of the Servicer.

        The Servicer shall afford the Depositor and the Trustee, without charge but only upon reasonable notice and during normal business hours, access to all records and documentation in the Servicer’s possession regarding the Mortgage Loans and to all accounts, insurance policies and other matters in the Servicer’s possession relating to this Agreement and access to officers of the Servicer responsible for its obligations hereunder. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer hereunder or otherwise.

         SECTION 3.06 Trustee to Act as Servicer.

        In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be liable for losses in connection with Eligible Investments required to be paid by the Servicer pursuant to Section 3.07 or 4.01 hereof, obligated to make Monthly Advances if prohibited by applicable law, nor to effectuate repurchases or substitutions of Mortgage Loans hereunder as substitute Servicer, including pursuant to Section 2.04 hereof and except that the Trustee makes no representations and warranties hereunder, including pursuant to Section 2.04 hereof). If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee (or any other successor servicer) shall succeed to any rights and obligations of the Servicer under any Sub-Servicing Agreement and shall be deemed to have assumed the Servicer’s interest therein; provided, however, that the Servicer shall not thereby be relieved of any liability or obligations under this Agreement, any Sub-Servicing or substitute servicing agreement arising prior to the date of such succession.

        The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of servicing to the assuming party.

         SECTION 3.07 Collection of Mortgage Loan Payments.

        The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans held in its own portfolio and serviced by the Servicer. Consistent with the foregoing, the Servicer may in its discretion (a) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (b) subject to Section 3.01, only upon determining that the coverage of such Mortgage Loan by any related Primary Mortgage Insurance Policy will not be affected, extend the due dates for payments due on a Mortgage Note for a period not greater than 365 days, but in no event beyond the maturity date of any Mortgage Loan. In the event of any such arrangement described in clause (b) of the preceding sentence, the Servicer shall continue to make timely Monthly Advances on the related Mortgage Loan, pursuant to and in accordance with Section 5.01 of this Agreement (but subject to any limitations contained therein), during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.

        The Servicer shall establish and maintain, in its name on behalf of the Certificateholders, the Custodial Account. The Servicer shall deposit into the Custodial Account within two Business Days of receipt by the Servicer, or receipt from the Sub-Servicers except as otherwise specifically provided herein, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal of and interest and any other payments on the Mortgage Loans due on or before the Cut-off Date):

                  (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest on the Mortgage Loans less the Servicing Fee and, with respect to the Class AR5 Mortgage Loans, the Additional Servicing Fee, with respect to the Class U Mortgage Loans, the Class U Additional Servicing Fee and with respect to the Class W Mortgage Loans, the Class W Additional Servicing Fee;

                  (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, net of Liquidation Expenses, unpaid servicing compensation and unreimbursed Monthly Advances;

                  (iv) any amount of any losses required to be deposited by the Servicer pursuant to the second succeeding paragraph of this Section 3.07 in connection with any losses on Eligible Investments;

                   (v) any amounts required to be deposited by the Servicer pursuant to Section 3.11 hereof;

                  (vi) all proceeds of any purchase by the Seller or the Servicer, as the case may be, of any Mortgage Loans or property acquired in respect of the Mortgage Loans pursuant to Sections 2.01, 2.02, 2.03, 2.04, 3.12 or 10.01 hereof and all amounts required to be deposited in connection with the substitution of Replacement Mortgage Loans pursuant to Sections 2.01, 2.02, 2.03, 2.04 or 3.12 hereof; and

                  (vii) any other amounts required to be deposited in the Custodial Account pursuant to this Agreement including, without limitation, the amounts required to be deposited therein pursuant to Section 3.13 hereof.

        The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, the Servicing Fee, the Additional Servicing Fee, the Class U Additional Servicing Fee, the Class W Additional Servicing Fee, payments in the nature of prepayment penalties, fees or premiums, late payment charges and assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise, if collected, need not be remitted or deposited into the Custodial Account by the Servicer. Notwithstanding the foregoing, (i) the Additional Servicing Fee may only be retained from the Class AR5 Mortgage Loans for so long as REMIC I is in existence and (ii) the Class U Additional Servicing Fee in respect of Group U-1 Mortgage Loans may only be retained from the Group U-1 Mortgage Loans, the Class U Additional Servicing Fee in respect of Group U-2 Mortgage Loans may only be retained from the Group U-2 Mortgage Loans and the Class W Additional Servicing Fee may only be retained from the Class W Mortgage Loans for so long as REMIC A is in existence. In the event that the Servicer shall remit or deposit any amount not required to be remitted or deposited and not otherwise subject to withdrawal pursuant to Section 3.09 hereof, it may at any time withdraw such amount from the Custodial Account on the following Distribution Date, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering a Certificate of a Servicing Officer to the Trustee which describes the amounts deposited in error in the Custodial Account. All funds deposited in the Custodial Account shall be held by the Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.09. In no event shall the Trustee incur liability for withdrawals from the Custodial Account at the direction of the Servicer.

        Any investments of amounts on deposit in the Custodial Account shall be made by the Servicer in Eligible Investments, which shall mature not later than the second Business Day preceding the Distribution Date following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains the Custodial Account, then such Eligible Investment shall mature not later than such Distribution Date). All such Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal at its direction from time to time. The amount of any losses net of any gains incurred by the Servicer in respect of any such investments shall be remitted to the Trustee or deposited in the Custodial Account out of the Servicer’s own funds promptly following the date the same are realized.

        So long as the Class I-A Certificates, Class 1-A Certificates, Class 2-A Certificates, Class B Certificates or Class C-B Certificates are outstanding, the Servicer shall promptly give notice to the Trustee, the Rating Agencies and the Depositor of the location of the Custodial Account and of any change thereof.

         SECTION 3.08 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

        In addition to the Custodial Account, the Servicer shall establish and maintain one or more custodial accounts (each, an “Escrow Account”) and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments and hazard insurance premiums or comparable items for the account of the Mortgagors. Escrow Accounts shall be Eligible Accounts. All costs incurred by the Servicer or by the related Sub-Servicer in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

        Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums or Primary Mortgage Insurance Policy premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer pursuant to Sections 3.10 hereof (with respect to the Primary Mortgage Insurance Policy) and 3.08 hereof (with respect to taxes and assessments) and 3.11 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 10.01 hereof. As part of its servicing duties, the Servicer shall, and the Sub-Servicers shall, pursuant to any Sub-Servicing Agreement, be required to, pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

        The Servicer shall, with respect to each Mortgage Loan, to the extent any related Sub-Servicer does not do so, advance the payments referred to in the preceding paragraph that are not timely paid by the Mortgagors; provided, however, that the Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan; and provided further, that such payments shall be advanced when the tax, premium or other cost for which such payment is intended is due.

        SECTION 3.09 Permitted Withdrawals from the Custodial Account.

        The Servicer may (and, with respect to clauses (e) and (g) below, shall), from time to time, direct the Trustee to make, and the Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Custodial Account for the following purposes:

             (a) to pay to the Servicer from funds on deposit in the Custodial Account earnings on or investment income with respect to funds in the Custodial Account less losses referred to in Section 3.07(iv);

            (b) to reimburse the Servicer for advances made pursuant to Sections 3.01, 3.08, 3.10, 3.11, 3.13, 5.01 and 5.02 hereof, such right of reimbursement pursuant to this subclause (b) being limited to amounts received in respect of the particular Mortgage Loan (including, for this purpose, Insurance Proceeds, Liquidation Proceeds, amounts representing proceeds of other insurance policies, if any, covering the related Mortgaged Property, rental and other income from REO Property and proceeds of any purchase or repurchase of the related Mortgage Loan);

             (c) to reimburse the Servicer for any Nonrecoverable Advances made in respect of any Mortgage Loan, provided, however, that reimbursements in respect of Group U-1 Mortgage Loans may only reimbursed from amounts collected on the Group U-1 Mortgage Loans, reimbursements in respect of Group U-2 Mortgage Loans may only reimbursed from amounts collected on the Group U-2 Mortgage Loans, reimbursements in respect of the Class V Mortgage Loans may only reimbursed from amounts collected with respect to the Class V Mortgage Loans, reimbursements in respect of the Class W Mortgage Loans may only reimbursed from amounts collected with respect to the Class W Mortgage Loans, reimbursements in respect of the Class Y Mortgage Loans may only reimbursed from amounts collected with respect to the Class Y Mortgage Loans and reimbursements in respect of Class AR5 Mortgage Loans may only reimbursed from amounts collected on the Class AR5 Mortgage Loans;

            (d) to reimburse the Servicer from Liquidation Proceeds for Liquidation Expenses and, to the extent that Liquidation Proceeds after such reimbursement are in excess of the Principal Balance of the related Mortgage Loan together with accrued and unpaid interest thereon at a rate equal to the Net Mortgage Rate, Class AR5 Net Mortgage Rate, Class U Net Mortgage rate or Class W Net Mortgage Rate, as applicable, to pay out of such excess the amount of any unpaid servicing compensation to the Servicer with respect to any Mortgage Loan, which may include any unpaid servicing compensation to a Sub-Servicer (for disbursement in accordance with Section 3.16 hereof);

            (e) to pay to the Seller or the Servicer, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Sections 2.01, 2.02, 2.03, 2.04 or 3.12 hereof all amounts received thereon and not taken into account in determining the Purchase Price of such repurchased Mortgage Loan;

             (f) to reimburse the Servicer or the Depositor for expenses incurred by and reimbursable to the Servicer or the Depositor pursuant to Section 7.03 hereof;

             (g) to withdraw any amount deposited in the Custodial Account pursuant to Section 3.07 and not required to be deposited therein; and

            (h) to clear and terminate the Custodial Account upon termination of this Agreement pursuant to Section 10.01 hereof.

        The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (b), (c), (d) and (e).

        On or prior to the Business Day preceding each Distribution Date after payment of items (a) through (h) above, the Servicer shall withdraw from the Custodial Account and remit to the Trustee, in immediately available funds, and the Trustee, upon receipt thereof, shall deposit in the Certificate Account, an amount equal to the Available Distribution Amount for such Distribution Date.

         SECTION 3.10 Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder.

        The Servicer shall not take, or permit any Sub-Servicer to take, any action that would result in loss of coverage under any applicable Primary Mortgage Insurance Policy for any loss which, but for the actions of the Servicer or Sub-Servicer, would have been covered thereunder.

        The Servicer shall keep in full force and effect each Primary Mortgage Insurance Policy applicable to a Mortgage Loan being serviced by it until the principal balance of the related Mortgage Loan, in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, is reduced to (a) 80% or less of the Appraised Value or (b) 80% or less of its current value based on a new appraisal. The Servicer agrees to pay to the extent the related Mortgagor does not do so, the premiums for each Primary Mortgage Insurance Policy on a timely basis and shall use its best reasonable efforts to cause itself or the Sub-Servicer to be named as loss payee, provided, however, that the Servicer shall be required to pay such premiums only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan. In the event that the insurer under any Primary Mortgage Insurance Policy shall cease to be qualified to transact a mortgage guaranty insurance business under the laws of the state of its organization or any other state that has jurisdiction over such insurer (or if such insurer’s claims-paying ability shall adversely affect the rating on the Class A Certificates, the Class AR5 Certificates or the Class AR17 Certificates) or such Primary Mortgage Insurance Policy is cancelled or terminated for any reason, the Servicer shall exercise its best reasonable efforts to obtain, or to cause the related Sub-Servicer to obtain, from another Qualified Insurer, a replacement policy comparable to such Primary Mortgage Insurance Policy at the expense of the Mortgagor. The Servicer shall not consent to the cancellation or refusal to renew any such Primary Mortgage Insurance Policy applicable to any Mortgage Loan, which is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such cancelled or non-renewed policy is maintained with an insurer with a rating not lower than the insurer issuing the Primary Mortgage Insurance Policy in effect at the date of the initial issuance of the Certificates or whose claims-paying will not adversely affect the rating on the Certificates or unless any such cancellation or refusal, or consent thereto, will not adversely affect the rating on the Certificates. In connection with any assumption and modification agreement entered into by the Servicer or a Sub-Servicer pursuant to Section 3.12, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy, as provided above.

        In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee for the benefit of the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07 hereof, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.09 hereof.

         SECTION 3.11 Maintenance of Hazard Insurance and Other Insurance.

        The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of improvements securing such Mortgage Loan or its Principal Balance, whichever is less.

        Each policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause complying in all material respects in form and substance to applicable Fannie Mae guidelines. The Servicer shall cause to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage

Loan, liability insurance and, to the extent described below, flood insurance. Pursuant to Section 3.07 hereof, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the terms of the applicable Mortgage or the Servicer’s normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.09 hereof.

        Any cost incurred by the Servicer or the related Sub-Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of payments by the related Mortgagor or out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.09 hereof. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area, the Servicer shall cause flood insurance to be maintained. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid Principal Balance of the related Mortgage Loan or (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program, if the area in which such Mortgaged Property is located is participating in such program. Notwithstanding anything in this paragraph to the contrary, the Servicer shall be required to pay the costs of maintain any insurance contemplated by this Section 3.11 only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan.

        In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.11, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers, and provided that the provider of such blanket policy is rated by A.M. Best Company A:V or higher and the claims-paying ability of such provider is rated in one of the three highest rating categories by at least one nationally recognized statistical rating organization. If such policy contains a deductible clause, the Servicer shall, to the extent that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.11 and there shall have been a loss that would have been covered by such policy, remit to the Trustee for deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause, accompanied by a certificate of a Servicing Officer describing the calculation of such amount. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, the Trustee or its agent for the benefit of the Certificateholders, claims under any such blanket policy.

         SECTION 3.12 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.12(a), when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall, to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage

Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. In the event that the Servicer or the related Sub-Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, the Servicer is authorized, subject to Section 3.12(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.12(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.12(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer’s duty to enforce any due-on-sale clause to the extent set forth in Section 3.12(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, if an assumption is permitted under Section 3.12(a) and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage held for the benefit of the Certificateholders that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall deliver or cause to be delivered to the Trustee for signature the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Servicer shall also deliver or cause to be delivered to the Trustee with the foregoing documents a letter explaining the nature of such documents and the reason or reasons why the Trustee’s signature is required.

        With such letter, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer certifying that: (i) a Servicing Officer has examined and approved such documents as to form and substance, (ii) the Trustee’s execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (iii) any required consents of insurers under any Required Insurance Policies have been obtained and (iv) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof or, if the Mortgage Loan provided that the amortization period on which the Monthly Payments were based was a longer period, such period has not been extended, (D) the interest rate on the Mortgage Loan will not be altered nor will the term of the Mortgage Loan be increased as a result of such assumption or transfer and

(E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the Servicer used the same underwriting standards in evaluating the creditworthiness of the purchaser/transferee as were used in making the original Mortgage Loan, and such release will not (based on the Servicer’s good faith determination) adversely affect the collectibility of the Mortgage Loan. Upon receipt of such certificate, the Trustee for the benefit of the Certificateholders shall execute any necessary instruments for such assumption or substitution of liability. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or its agent for the benefit of the Certificateholders and deposited with the Trustee Mortgage File for such Mortgage Loan. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

        In the event that the Servicer, in connection with any such assumption or modification agreement or supplement to the Mortgage Note, is unable to deliver the certificate of the Servicing Officer set forth above, the Servicer shall purchase, or cause the related Sub-Servicer to purchase the related Mortgage Loan in the manner, and at the Purchase Price, set forth in Section 2.04 hereof.

         SECTION 3.13 Realization Upon Defaulted Mortgage Loans.

        The Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which, in the reasonable judgment of the Servicer, no satisfactory arrangements can, in accordance with prudent lending practices, be made for collection of delinquent payments pursuant to Section 3.01 hereof. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and for its own portfolio and as are in accordance with the requirements of the insurer under any Required Insurance Policy and shall deliver to the Trustee a liquidation report with respect to the related Mortgage Loan on the form of report customarily prepared by the Servicer. In particular, the Servicer will service each Mortgage Loan in a manner that preserves the right to proceed against all collateral securing such Mortgage Loan (e.g., in accordance with any applicable “single action” rule). The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine in its sole discretion that such expenses will be recoverable to it as Liquidation Expenses either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.09 hereof) or through Insurance Proceeds (respecting which it shall have similar priority). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.09 hereof.

        In the event that any Mortgaged Property becomes an REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer and the Certificateholders for the period prior to the sale of such REO Property on such terms and conditions and for such periods as the Servicer deems to be in the best interest of the Servicer and the Certificateholders. Notwithstanding anything herein to the contrary, in the event that the any Pooling Agreement REMIC acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer, on behalf of such Pooling Agreement REMIC, shall dispose of such REO Property as soon as practicable, and in any event within three full years after the taxable year of its acquisition by such Pooling Agreement REMIC for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each Pooling Agreement REMIC as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the related Pooling Agreement REMIC, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by such Pooling Agreement REMIC of such REO Property subsequent to such period will not result in the imposition of taxes on “prohibited transactions” as defined in Section 860F of the Code, or cause the related Pooling Agreement REMIC to fail to qualify as a REMIC under the Code at any time that any Certificates are outstanding, in which case the related Pooling Agreement REMIC may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel. Notwithstanding any other provision of this Agreement, no REO Property acquired by any Pooling Agreement REMIC shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of any Pooling Agreement REMIC in such circumstances or manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject the any Pooling Agreement REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Pooling Agreement REMICs with respect to the imposition of any such taxes.

        The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding on behalf of the Certificateholders, net of reimbursement to the Servicer for expenses incurred (including any taxes) in connection with such management, advances made by the Servicer pursuant to Sections 3.01, 3.08, 3.10, 3.11, 3.13, 5.01 or 5.02 in connection with the related Mortgage Loan or REO Property and Liquidation Expenses incurred by the Servicer in connection with the related Mortgage Loan, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this

Agreement, to be payments on account of principal of and interest on the related Mortgage Notes and shall be deposited into the Custodial Account.

        Prior to obtaining or causing the Trustee to obtain a deed as a result of or in lieu of foreclosure, or otherwise acquiring (or causing the Trustee to acquire) possession of or title to any Mortgaged Property, if the Servicer determines that obtaining a deed or otherwise acquiring title or possession of such Mortgaged Property would likely subject the Servicer, the Trustee or the Trust Fund to substantial liability in respect of environmental conditions concerning the Mortgaged Property, (a) the Servicer shall (i) notify the Trustee and the Depositor of such determination and (ii) refrain from obtaining or directing the Trustee to obtain a deed as a result of or in lieu of foreclosure or otherwise acquiring title or possession to such Mortgaged Property and (b) the obligations of the Servicer to make advances, including, without limitation, Monthly Advances, in connection with the Mortgage Loan in question shall cease as of the date that the Servicer makes such determination.

         SECTION 3.14 Trustee to Cooperate; Release of Trustee Mortgage Files.

        Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, and upon notification by the Servicer in the form of a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account have been or will be so deposited) of a Servicing Officer and a Request for Release of the Trustee Mortgage File in the form of Exhibit E hereto the Trustee shall promptly release the related Trustee Mortgage File to the Servicer, and the Trustee shall execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release, satisfaction or assignment of mortgage or such instrument releasing the lien of the Mortgage, and, in each case, such other documents or instruments as may be reasonably required in connection therewith, as directed by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The provisions of the immediately preceding sentence shall not, in any manner, limit or impair the right of the Servicer to execute and deliver, on behalf of the Trustee, the Certificateholders or any of them, any and all instruments of satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account but shall be paid by the Servicer. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including, without limitation, for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial or total release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Trustee Mortgage File, the Trustee shall, upon request of the Servicer and the delivery to the Trustee of a Request for Release signed by a Servicing Officer, in the form of Exhibit E hereto, release the Trustee Mortgage File to the Servicer. If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property, the Servicer shall deliver to the Trustee, for signature as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity, together with a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee. A Servicing Officer shall certify as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate the insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage except for the termination of such lien upon completion of the foreclosure.

         SECTION 3.15 Documents, Records and Funds in Possession of Servicer to be Held for the Trustee for the Benefit of the Certificateholders.

        Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee to the extent required by this Agreement all documents and instruments coming into the possession of the Servicer from time to time and shall account fully to the Trustee for the benefit of the Certificateholders for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Servicer Mortgage Files or Trustee Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, including but not limited to, any funds on deposit in the Custodial Account, shall be held by the Servicer for and on behalf of the Trustee for the benefit of the Certificateholders and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Servicer Mortgage File or Trustee Mortgage File or any funds that are deposited in the Custodial Account or any Servicing or Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Servicer Mortgage File or Trustee Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement subject to the terms of this Agreement.

         SECTION 3.16 Servicing Compensation; Compensating Interest.

        As compensation for its activities hereunder, the Servicer shall be entitled to (a) retain from the Monthly Payments the Servicing Fee for each Mortgage Loan, the Additional Servicing Fee for each Class AR5 Mortgage Loan, the Class U Additional Servicing Fee for each Class U Mortgage Loan and the Class W Additional Servicing Fee for each Class W Mortgage Loan and (b) retain from the Custodial Account or withdraw from the Custodial Account the amounts specified in subclause (a) of Section 3.09 hereof as payable to it. Notwithstanding the foregoing, the Additional Servicing Fee may only be retained from the Class AR5 Mortgage Loans, the Class U Additional Servicing Fee in respect of Group U-1 Mortgage Loans may only be retained from the Group U-1 Mortgage Loans, the Class U Additional Servicing Fee in respect of Group U-2 Mortgage Loans may only be retained from the Group U-2 Mortgage

Loans and the Class W Additional Servicing Fee may only be retained from the Class W Mortgage Loans.

        Additional servicing compensation in the form of prepayment penalties, fees or premiums, assumption fees, modification fees, late payment charges or otherwise or any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account pursuant to Section 3.07 hereof. To the extent provided in this Agreement, the Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of premiums for Primary Mortgage Insurance Policies, to the extent such premiums are not required to be paid or have not been paid by the related Mortgagor or the related Sub-Servicer, payment of any premiums for hazard insurance, as required by Section 3.11 hereof and maintenance of the other forms of insurance coverage required by Section 3.11 hereof, the payment of servicing compensation to any Sub-Servicers pursuant to any Sub-Servicing Agreement and the payment of the expenses of the Trustee to the extent provided in Section 9.05), and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.09, 3.13, 4.01 and 5.03 hereof.

        Notwithstanding any other provision herein, the amount of servicing compensation that the Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. The Servicer shall, within one Business Day of each Distribution Date, remit to the Trustee the Compensating Interest due on such Distribution Date. In the event that more than one Loan Group is entitled to Compensating Interest and the amount of the aggregate Compensating Interest is less than interest that should have been remitted on Principal Prepayments in Full by Mortgagors during the related Due Period, such Compensating Interest shall be distributed pro rata among each Loan Group.

        SECTION 3.17 Reports to the Depositor; Account Statements.

        Within five Business Days following each Distribution Date, the Servicer shall deliver to the Trustee a statement setting forth the status of the Custodial Account, if any, as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account, if any, for each category of deposit specified in Section 3.07 hereof and each category of withdrawal specified in Section 3.09 hereof.

        As long as the Class I-A Certificates, the Class 1-A Certificates, the Class 2-A Certificates, the Class B Certificates or the Class C-B Certificates are outstanding, the Servicer shall forward a copy of such statement to the Rating Agencies.

        SECTION 3.18 Annual Statement as to Compliance.

        The Servicer shall deliver to the Depositor and the Trustee on or before March 31 of each year, commencing March 31, 2002, an Officers’ Certificate stating, as to each signer thereof, that (a) a review of the activities of the Servicer during the year ended on the preceding December 31 and of the performance of the Servicer under this Agreement has been made under such officer’s supervision, (b) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, (c) a Servicing Officer has conducted an examination of the activities of each Sub-Servicer during the immediately preceding year and its performance under any Sub-Servicing Agreement, and (d) to the best of such Servicing Officer’s knowledge, based on such examination, each Sub-Servicer has performed and fulfilled its duties, responsibilities and obligations under such Sub-Servicing Agreement in all material respects throughout such year, or if there has been a default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

        As long as the Class I-A Certificates, the Class 1-A Certificates, the Class 2-A Certificates, the Class B Certificates or the Class C-B Certificates are outstanding, the Servicer shall forward a copy of such statement to the Rating Agencies.

         SECTION 3.19 Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least eleven months after the Cut-off Date, the Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor and the Trustee for the benefit of the Certificateholders to the effect that such firm has examined certain documents substantially similar to this Agreement and records relating to the servicing of mortgage loans serviced by the Servicer or any successor servicer that are substantially similar to the Mortgage Loans and that, on the basis of an examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac, such servicing has been conducted in compliance with such agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac requires it to report. In rendering such statement such firm may rely, as to matters relating to direct servicing of Mortgage Loans by Sub-Servicers, if any, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac (rendered within one year of such statement) of independent public accounts with respect to the related Sub-Servicer.

        As long as the Class I-A Certificates, the Class 1-A Certificates, the Class 2-A Certificates, the Class B Certificates or the Class C-B Certificates are outstanding, the Servicer shall forward a copy of such statement to the Rating Agencies.

         SECTION 3.20 Reports to Trustee.

        On or prior to each Determination Date, the Servicer shall cause to be delivered to the Trustee a monthly servicing report in electronic format containing the information necessary to enable the Trustee to make the distribution required by Section 4.02 and prepare the information set forth in Section 4.04(a). The Trustee may conclusively rely on information provided by the Servicer and shall have no obligation to recompute, recalculate, or verify the accuracy of such information.

ARTICLE IV.

PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

         SECTION 4.01 Certificate Account.

        The Trustee shall establish, prior to the Delivery Date, and shall maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, the Certificate Account, which shall be an Eligible Account, into which the Trustee upon receipt from the Servicer shall deposit all payments remitted by the Servicer and any amounts required to be remitted by the Depositor pursuant to the terms hereof. All distributions to be made from time to time to Holders of interests in the Trust Fund out of funds in the Certificate Account shall be made by or on behalf of the Trustee. The Trustee will give notice to the Servicer, the Depositor and, so long as any Class I-A, Class 1-A, Class 2-A, Class B or Class C-B Certificate is outstanding, the Rating Agencies, of the location of the Certificate Account and of any change thereof, prior to the use thereof. Funds held in the Certificate Account and delivered to the Trustee earlier than one Business Day prior to the next Distribution Date shall be invested by the Trustee in Eligible Investments as directed by the Servicer or shall remain uninvested. The Trustee shall cause each such Eligible Investment to be Delivered to it or its nominee (including a securities intermediary). All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal at the Servicer’s direction from time to time. The amount of any losses net of any gains incurred by the Servicer in respect of any such investments shall be deposited in the Certificate Account out of the Servicer’s own funds immediately as realized. Funds on deposit in the Certificate Account on the Business Day prior to the next Distribution Date shall be uninvested.

        The Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Certificate Account for the following purposes:

             (i) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

            (ii) to reimburse the Servicer for any unreimbursed Nonrecoverable Advance, provided, however, that reimbursements in respect of Group U-1 Mortgage Loans may only reimbursed from amounts collected on the Group U-1 Mortgage Loans, reimbursements in respect of Group U-2 Mortgage Loans may only reimbursed from amounts collected on the Group U-2 Mortgage Loans, reimbursements in respect of the Class V Mortgage Loans may only reimbursed from amounts collected on the Class V Mortgage Loans, reimbursements in respect of the Class W Mortgage Loans may only reimbursed from amounts collected on the Class W Mortgage Loans, reimbursements in respect of the Class Y Mortgage Loans may only reimbursed from amounts collected on the Class Y Mortgage Loans and reimbursements in respect of Class AR5 Mortgage Loans may only reimbursed from amounts collected on the Class AR5 Mortgage Loans;

             (iii) to make required distributions pursuant to Section 4.02; and

             (iv) to pay to the Depositor or the Servicer any amount to which it is entitled pursuant to Section 7.03.

         SECTION 4.02 Distributions.

             (a) On each Distribution Date, the Trustee shall withdraw from the Certificate Account:

        (x) an amount equal to the Available Distribution Amount for each Loan Group and pay such amount in the following order of priority:

(i)

to the holders of the Class A Certificates or Class R Certificates in such Loan Group the related Class A Interest Distribution Amount and the Class A Cumulative Interest Shortfall Amount or Class R Interest Distribution Amount, as applicable; provided that if the Available Distribution Amount is insufficient to make the full distributions of interest referred to in this clause, the Available Distribution Amount shall be distributed to such Class A Certificates pro rata based on such full amounts allocable to such Class and provided further that with respect to Loan Group 9 such amount shall be first paid to the holders of the Class R Certificates in respect of the Class  R Interest Distribution Amount;

(ii)

to the Class A Certificates in such Loan Group (or, with respect to Loan Group 9, the Class R Certificateholders and Class A Certificateholders in such Loan Group) until the aggregate Certificate Principal Balance of the Class A Certificates (or, with respect to Loan Group 9, the Class R Certificateholders and Class A Certificateholders in such Loan Group) have been reduced to zero (applied to reduce the Certificate Principal Balance of the Class  A Certificates or Class R Certificates, as applicable) the related Class A Principal Distribution Amount or Class R Principal Distribution Amount, as applicable; and

(iii)	to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

        (y) On each Distribution Date, the Class V Distribution Amount shall be distributed to the holders of the Class V Certificates, the Class W Distribution Amount shall be distributed to the holders of the Class W Certificates, and the Class Y Distribution Amount shall be distributed to the holders of the Class Y Certificates. On any Distribution Date on or after which the aggregate Certificate Principal Balance of the Class AR17 Certificates has been reduced to zero, the Class U Distribution Amount shall be distributed to the holders of the Class U Certificates.

        (z) The Trustee shall distribute the Available Distribution Amount with respect to the Class AR5 Certificates on each Distribution Date to the Holders of the Class AR5 Certificates in the following order of priority:

(i)

first, to the holders of the Class I-R Certificates in respect of the Class R-II Component, the Class R-I Interest Distribution Amount, and then to the holders of the Class I-A Certificates, the Class I-A Interest Distribution Amount and any Class I-A Cumulative Interest Shortfall Amount;

(ii)

second, to the holders of the Class I-R Certificates in respect of Class R-II Component, the Senior Principal Distribution Amount until the respective Certificate Principal Balances thereof have been reduced to zero and then to the holders of the Class I-A Certificates, the Senior Principal Distribution Amount;

(iii)	third, to the holders of Class B-1 Certificates, the Class B-1 Interest Distribution Amount and any Class B-1 Cumulative Interest Shortfall Amount;

(iv)	fourth, to the Holders of the Class B-1 Certificates, the portion of the Subordinate Principal Distribution Amount distributable to the Class B-1 Certificates;

(v)	fifth, to the holders of Class B-2 Certificates, the Class B-2 Interest Distribution Amount and any Class B-2 Cumulative Interest Shortfall Amount;

(vi)	sixth, to the Holders of the Class B-2 Certificates, the portion of the Subordinate Principal Distribution Amount distributable to the Class B-2 Certificates;

(vii)	seventh, to the holders of Class B-3 Certificates, the Class B-3 Interest Distribution Amount and any Class B-3 Cumulative Interest Shortfall Amount;

(viii)	eighth, to the Holders of the Class B-3 Certificates, the portion of the Subordinate Principal Distribution Amount distributable to the Class B-3 Certificates;

(ix)	ninth, to the holders of Class B-4 Certificates, the Class B-4 Interest Distribution Amount and any Class B-4 Cumulative Interest Shortfall Amount;

(x)	tenth, to the Holders of the Class B-4 Certificates, the portion of the Subordinate Principal Distribution Amount distributable to the Class B-4 Certificates;

(xi)	eleventh, to the holders of Class B-5 Certificates, the Class B-5 Interest Distribution Amount and any Class B-5 Cumulative Interest Shortfall Amount;

(xii)	twelfth, to the Holders of the Class B-5 Certificates, the portion of the Subordinate Principal Distribution Amount distributable to the Class B-5 Certificates;

(xiii)	thirteenth, to the holders of Class B-6 Certificates, the Class B-6 Interest Distribution Amount and any Class B-6 Cumulative Interest Shortfall Amount;

(xiv)	fourteenth, to the Holders of the Class B-6 Certificates, the portion of the Subordinate Principal Distribution Amount distributable to the Class B-6 Certificates; and

(xv)	fifteenth, any remaining amounts to the holders of the Class I-R Certificates in respect of the Class R-I Component.

        (aa) (1) The Trustee shall distribute the Group U-1 Available Distribution Amount, together with amounts received pursuant to clause (aa)(4), on each Distribution Date to the Holders of the Class 1-A Certificates in the following order of priority:

(i)

first, to the holders of the Class 1-A-1 Certificates, the Class 1-A–1 Interest Distribution Amount and any Class 1-A-1 Cumulative Interest Shortfall Amount and to the holders of the Class 1-X Certificates, the Class 1-X Interest Distribution Amount and any Class 1-X Cumulative Interest Shortfall Amount, provided, that if the Group U-1 Available Distribution Amount is insufficient to make the full distributions of interest referred to in this clause (i), the Group U-1 Available Distribution Amount will be distributed to the Class 1-A Certificates and the Class 1-X Certificates pro rata on the basis of the interest due thereon; and

(ii)	second, the related Class AR17 Senior Principal Distribution Amount, to the holders of the Class 1-A-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

        (2) The Trustee shall distribute the Group U-2 Available Distribution Amount, together with amounts received pursuant to clause (aa)(4), on each Distribution Date to the Holders of the Class 2-A Certificates in the following order of priority:

(i)	first, to the holders of the Class 2-R Certificates in respect of the Class 2-R-D Component, the Class 2-R-A Interest Distribution Amount,

(ii)

second, to the holders of the Class 2-A-1 Certificates, the Class 2-A–1 Interest Distribution Amount and any Class 2-A-1 Cumulative Interest Shortfall Amount, and to the holders of the Class 2-X Certificates, the Class 2-X Interest Distribution Amount and any Class 2-X Cumulative

Interest Shortfall Amount; provided, that if the Group U-2 Available Distribution Amount is insufficient to make the full distributions of interest referred to in this clause (ii), the Class U-2 Available Distribution Amount will be distributed to the Class 2-A-1 Certificates and the Class 2-X Certificates pro rata on the basis of the interest due thereon; and

(iii)

third, the related Class AR17 Senior Principal Distribution Amount, to the holders of the Class 2-R Certificates in respect of Class 2-R-D Component, until the respective Certificate Principal Balances thereof has been reduced to zero and then to the holders of the Class 2-A-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

        (3) Subject to clause (4) below, the Trustee shall distribute the remaining Available Distribution Amount with respect to the Group U-1 and Group U-2 Mortgage Loans after distributions pursuant to clause (1) and (2) above in the following order of priority:

(iv)	first, to the holders of Class C-B-1 Certificates, the Class C-B-1 Interest Distribution Amount and any Class C-B-1 Cumulative Interest Shortfall Amount;

(v)

second, to the Holders of the Class C-B-1 Certificates, an amount allocable to principal equal to its Class AR17 Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class C-B-1 Certificates has been reduced to zero;

(vi)	third, to the holders of Class C-B-2 Certificates, the Class C-B-2 Interest Distribution Amount and any Class C-B-2 Cumulative Interest Shortfall Amount;

(vii)

fourth, to the Holders of the Class C-B-2 Certificates, an amount allocable to principal equal to its Class AR17 Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class C-B-2 Certificates has been reduced to zero;

(viii)	fifth, to the holders of Class C-B-3 Certificates, the Class C-B-3 Interest Distribution Amount and any Class C-B-3 Cumulative Interest Shortfall Amount;

(ix)

sixth, to the Holders of the Class C-B-3 Certificates, an amount allocable to principal equal to its Class AR17 Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class C-B-3 Certificates has been reduced to zero;

(x)	seventh, to the holders of Class C-B-4 Certificates, the Class C-B-4 Interest Distribution Amount and any Class C-B-4 Cumulative Interest Shortfall Amount;

(xi)

eighth, to the Holders of the Class C-B-4 Certificates, an amount allocable to principal equal to its Class AR17 Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class C-B-4 Certificates has been reduced to zero;

(xii)	ninth, to the holders of Class C-B-5 Certificates, the Class C-B-5 Interest Distribution Amount and any Class C-B-5 Cumulative Interest Shortfall Amount;

(xiii)

tenth, to the Holders of the Class C-B-5 Certificates, an amount allocable to principal equal to its Class AR17 Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class C-B-5 Certificates has been reduced to zero;

(xiv)	eleventh, to the holders of Class C-B-6 Certificates, the Class C-B-6 Interest Distribution Amount and any Class C-B-6 Cumulative Interest Shortfall Amount;

(xv)

twelfth, to the Holders of the Class C-B-6 Certificates, an amount allocable to principal equal to its Class AR17 Pro Rata Share for such Distribution Date until the Certificate Principal Balance of Class C-B-1 Certificates has been reduced to zero; and

(xvi)	thirteenth, any remaining amounts to the holders of the Class 2-R Certificates in respect of the Class 2-R-A Component.

Notwithstanding the foregoing, with respect to each Class of Class C-B Certificates, if on any Distribution Date the related Class C-B Subordination Level of such Class is less than such percentage as of the Class AR17 Delivery Date, no distribution of Principal Prepayments in Full and Curtailments will be made to any Class or Classes of Class C-B Certificates junior to such Class (the “Restricted Classes”) and the amount otherwise distributable to the Restricted Classes in respect of such Principal Prepayments in Full and Curtailments will be allocated among the remaining Classes of C-B Certificates, pro rata, based upon their respective Certificate Principal Balances.

(4) (i)	On each Distribution Date prior to the Credit Support Depletion Date, but after the date on which the aggregate Certificate Principal Balance of the Class AR17 Senior Certificates related to a group of Group U Mortgage Loans has been reduced to zero, the Trustee shall distribute the principal portion of Available Distribution Amount on the Class U Mortgage Loans relating to such Class AR17 Senior Certificates that have been paid in full, to the holders of the Class AR17 Senior Certificates related to the other group of Group U Mortgage Loans, pro rata (if applicable), based on Certificate Principal Balances, provided, however, that the Trustee shall not make such distribution on such Distribution Date if (a) the Class AR17 Subordinate Pool Percentage for such Distribution Date is greater than or equal to 200% of such Class AR17 Subordinate Pool Percentage as of the

Class AR17 Delivery Date and (b) the average outstanding principal balance of the Class U Mortgage Loans delinquent 60 days or more over the last six months, as a percentage of the related Class AR17 Subordinate Component Balance, is less than 50%.

(ii)	If on any Distribution Date there is an Undercollateralized Group, then the Trustee shall reduce the Available Distribution Amount of the Overcollateralized Group as follows:

(A)	to add to the Available Distribution Amount of a Class AR17 Undercollateralized Group an amount equal to the lesser of (a) one month’s interest on the Class AR17 Principal Transfer Amount of such Class AR17 Undercollateralized Group at the Class AR17 Pass-Through Rate applicable to each Class of Class AR17 Senior Certificates in the Class AR17 Undercollateralized Group and (b) Available Distribution Amount of the Class AR17 Overcollateralized Group remaining after making distributions to the Certificates of the Class AR17 Overcollateralized Group on such Distribution Date pursuant to 4.02(a) (aa)(1) and (aa)(2); and

(B)	to the Class AR17 Senior Certificates of the related Class AR17 Undercollateralized Group, to the extent of the principal portion of Available Distribution Amount of the Class AR17 Overcollateralized Group remaining after making distributions to the Class AR17 Senior Certificates of the Class AR17 Overcollateralized Group on such Distribution Date pursuant to Section 4.02 (a)(aa)(1) and (aa)(2), until the Certificate Principal Balance of the Class AR17 Senior Certificates of such Undercollateralized Group equals the aggregate Principal Balance of the Class U Mortgage Loans in the related group of Group U Mortgage Loan Group.

              (b) The Trustee shall be responsible for the calculations with respect to distributions from the Certificate Account so long as the Trust Fund has not been terminated in accordance with this Agreement. All distributions made to Certificateholders of any Class on such Distribution Date will be made to the Certificateholders of the respective Class of record on the immediately preceding Record Date, except for the final distribution, which shall be made as provided in the form of Certificate. All distributions made to the Certificateholders shall be based upon the Percentage Interest represented by their respective Certificates. If on any Determination Date, the Trustee determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Trustee shall promptly send the final distribution notice to each Certificateholder specifying the manner in which the final distribution will be made.

              (c) Any Certificateholder shall be entitled to receive distributions hereunder on a Distribution Date (other than as provided in Section 10.02 respecting the final distribution) by wire transfer to the account specified in writing by the Certificateholder to the Trustee if the

Initial Certificate Principal Balance evidenced by such Holder’s Certificate is at least equal to $2,500,000 or the Percentage Interest thereof is 100%; provided, however, that any distribution in respect of any Certificate that is held by the Seller or the Servicer (regardless of Initial Certificate Balance) shall be paid by wire transfer if the Seller or Servicer, as applicable, has provided to the Trustee, in writing, the account for such wire transfer. In each case, the account must be specified in writing at least five Business Days prior to the Record Date for the Distribution Date, as applicable, on which wire transfers will commence. All other distributions shall be made by check payable to the Certificateholder mailed by first class mail to the address of such Certificateholder reflected in the Certificate Register.

         SECTION 4.03 Allocation of Realized Losses.

        Prior to each Distribution Date, based on the information provided by the Servicer in its monthly report, the Trustee shall determine the total of Realized Losses, if any, incurred with respect to the Mortgage Loans in each Loan Group during the previous Prepayment Period. On each Distribution Date, Realized Losses will be allocated after the distribution of principal and interest on such Distribution Date; provided, however, that if the Certificate Principal Balance of any Class of Certificates would be reduced to zero as a result of Realized Losses to be allocated on such Distribution Date if no funds were available for distributions on the Certificates, then Realized Losses will be allocated to such Class prior to the distribution of principal and interest. In every case, each Loan Group and the Class A Certificates related thereto, shall bear Realized Losses incurred in such Loan Group. Class AR5 Certificates shall only bear Realized Losses allocated to the Class AR5 Mortgage Loans in accordance with the last paragraph of this Section 4.03 on the related Distribution Date. Class AR17 Certificates shall only bear Realized Losses allocated to the Class U Mortgage Loans, Class 1-A Certificates shall only bear Realized Losses allocated to Group U-1 Mortgage Loans and Class 2-A Certificates shall only bear Realized Losses allocated to Groups U-2 Mortgage Loans all in accordance with the last paragraph of this Section 4.03 on the related Distribution Date. Class V Certificates shall only bear Realized Losses allocated to the Class V Mortgage Loans. Class W Certificates shall only bear Realized Losses allocated to the Class W Mortgage Loans in accordance. Class Y Certificates shall only bear Realized Losses allocated to the Class Y Mortgage Loans in accordance with the last paragraph of this Section 4.03 on the related Distribution Date.

        Except as provided in the following sentence, any allocation of the principal portion of Realized Losses to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Allocations of the interest portions of Realized Losses shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

        The Class AR5 Certificates shall bear only the Realized Losses on the Class AR5 Mortgage Loans. Except for Special Hazard Losses with respect to the Class AR5 Mortgage Loans in excess of the Special Hazard Coverage, Fraud Losses with respect to the Class AR5 Mortgage Loans in excess of the Fraud Coverage and Bankruptcy Losses with respect to the Class AR5 Mortgage Loans in excess of the Bankruptcy Coverage, Realized Losses on the

Class AR5 Mortgage Loans shall be allocated (without duplication) first to the Class B-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class B-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class B-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class I-A Certificates. Realized Losses on the Class U Mortgage Loans (other than Excess Losses) shall be allocated (without duplication) first to the Class C-B-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class C-B-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class C-B-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class C-B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class C-B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class C-B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then, with respect to Realized Losses on the Group U-1 Mortgage Loans, to the Class 1-A-1 Certificates and with respect to Realized Losses on the Group U-2 Mortgage Loans, to the Class 2-A-1 Certificates. All Realized Losses and all other losses allocated to a Class of Class AR5 Certificates or Class of Class AR17 Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby. Special Hazard Losses in excess of the related Special Hazard Coverage, Fraud Losses in excess of the related Fraud Coverage and Bankruptcy Losses in excess of the related Bankruptcy Coverage shall be allocated among the Class AR5 Certificates or Class AR17 Certificates, as applicable, by Pro Rata Allocation.

        SECTION 4.04 Monthly Statements to Certificateholders.

        (a) Not later than each Distribution Date, the Trustee shall prepare and the Trustee shall cause to be forwarded by mail to each Certificateholder, the Servicer, the Depositor, and, as long as the Class AR5 Certificates and Class AR17 Certificates are outstanding, to the Rating Agencies and Bloomberg, a statement setting forth the following information as to each Class of Certificates to the extent applicable:

              (i) the amount of such distribution representing principal, separately identifying (1) the aggregate amount of any Principal Prepayments included therein, (2) the portion of such distribution, if any, representing a Monthly Advance of principal, and (3) the aggregate Certificate Principal Balance of each Class Certificates, after giving effect to such distributions, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

             (ii) the amount of such distribution representing interest and the portion of such distribution, if any, representing a Monthly Advance of interest;

             (iii) the aggregate Principal Balances of the Mortgage Loans as of the close of business on such Distribution Date and the amount of Principal Prepayments and the aggregate Principal Balances of the Mortgage Loans repurchased by the Seller during the immediately preceding Prepayment Periods;

             (iv) the Servicing Fees, Additional Servicing Fees (as applicable), Class U Additional Servicing Fee (as applicable) and Class W Additional Servicing Fee (as applicable) retained by the Servicer;

             (v) the amount of Monthly Advances paid by the Servicer, segregating such Monthly Advances relating to the Class U Mortgage Loans, such Monthly Advances relating to the Class V Mortgage Loans, such Monthly Advances relating to the Class W Mortgage Loans, such Monthly Advances relating to the Class Y Mortgage Loans and such Monthly Advances relating to the Class AR5 Mortgage Loans and;

             (vi) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (1) one month, (2) two months, (3) three months or more and (B) in foreclosure and (C) in bankruptcy;

              (vii) the book value (within the meaning of 12 C.F.R.ss.571.13 or comparable provision) of any REO Property;

             (viii) the respective amounts, if any, of Realized Losses allocated to the respective Classes of Certificates with respect to such Distribution Date;

              (ix) all Monthly Advances recovered during the related Due Period and the extent of Monthly Advances remaining unreimbursed;

              (x) the amount of any tax imposed on a "prohibited transaction" of the Trust Fund as defined in Section 860F of the Code during the related Due Period;

              (xi) the amount of any reduction in Certificate Principal Balance, the applicable Cumulative Interest Shortfall Amount or applicable Interest Distribution Amount for any Class attributable to the application of Realized Losses thereto on such Distribution Date;

              (xii) the Certificate Rate applicable for such Distribution Date, the Class AR5 Pass-Through Rate, the Class 1-A-1 Pass-Through Rate, the Class 1-X Pass-Through Rate, each Class 2-A Pass-Through Rate, the Class 2-X Pass-Through Rate and the Class AR17 C-B Pass-Through Rate, in each case, applicable for such Distribution Date;

              (xiii) the aggregate principal balance of all Mortgage Loans which are the subject of substitution or purchase by the Seller pursuant to Section 2.01. 2.02. 2.03, 2.04 or 3.12, during the month of such Distribution Date, together with the number of such Mortgage Loans removed and the amount of any resulting shortage deposited into the Custodial Account by the Seller or Servicer in such month;

              (xiv) the Class AR5 Distribution Amount and the Class AR17 Distribution Amount (separately identifying such amount by each group of Group U Mortgage Loans);

(xv) the Class W Distribution Amount, the Class V Distribution Amount, the Class Y Distribution Amount and, if the Class AR17 Certificates are no longer outstanding, the Class U Distribution Amount, in each case, separating out such amount allocable to principal and such amount allocable to interest;

              (xvi) the Cumulative Interest Shortfall Amount for each Class, as applicable; and

             (xvii) cumulative Realized Losses since the Delivery Date and for the three year period commencing on the Delivery Date.

The foregoing information shall be provided by the Trustee to the holders of the Class AR5 Certificates and Class AR17 Certificates via the Trustee’s internet website. The Trustee’s internet website shall initially be located at “www.abs.bankone.com.” Assistance in using the website can be obtained by calling the Trustee’s customer service desk at (800) 524-9472. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way Distribution Date statements are distributed to the holders of the Class AR5 Certificates and Class AR17 Certificates in order to make such distribution more convenient and/or more accessible to the above parties, provided that such procedures are no less convenient for the Class AR5 Certificateholders and Class AR17 Certificateholders, and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes

        (b) Upon reasonable advance notice in writing, if required by federal regulation, the Trustee will provide to each Certificateholder that is a savings association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates and the Servicer shall cooperate with the Trustee in providing such information; provided, however, that the Trustee shall be entitled to be reimbursed by each such Certificateholder for the Trustee’s actual expenses incurred in providing such reports and access. The Trustee will provide to any Certificateholder upon request the outstanding Certificate Principal Balances as of the date requested and, if then known by the Trustee, the outstanding Certificate Principal Balances after giving effect to any distribution to be made on the next following Distribution Date.

         SECTION 4.05 Prepayment Interest Shortfalls and Relief Act Shortfalls.

        Prepayment Interest Shortfalls resulting in any Loan Group from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls occurring during the related Interest Accrual Period will be applied to reduce the Interest Distribution Amount of the Class A Certificates in such Loan Group. Prepayment Interest Shortfalls resulting with respect to the Class AR5 Mortgage Loans from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls occurring during the related Due Period will be applied to reduce the amount of interest distributable to each Class of the Class AR5 Certificates pro rata based upon the amount of the interest that would have been distributed to such Class absent such reduction. Prepayment Interest Shortfalls resulting with respect to the Group U-1 Mortgage Loans from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls occurring during the related Due Period will be applied to reduce the amount of interest distributable to each Class  of Class AR17 Certificates receiving interest distributions in respect of such Group U-1 Mortgage Loans pro rata based upon the amount of the interest that would have been distributed to such Class from such Group 1 Mortgage Loans absent such reduction. Prepayment Interest Shortfalls resulting with respect to the Group U-2 Mortgage Loans from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls occurring during the related Due Period will be applied to reduce the amount of interest distributable to each Class  of Class AR17 Certificates receiving interest distributions in respect of such Group U-2 Mortgage Loans pro rata based upon the amount of the interest that would have been distributed to such Class from such Group 2 Mortgage Loans absent such reduction. Prepayment Interest Shortfalls resulting with respect to the Class V Mortgage Loans from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls occurring during the related Due Period will be applied to reduce the amount of interest distributable to the Class V Certificates. Prepayment Interest Shortfalls resulting with respect to the Class W Mortgage Loans from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls occurring during the related Due Period will be applied to reduce the amount of interest distributable to the Class  W Certificates. Prepayment Interest Shortfalls resulting with respect to the Class Y Mortgage Loans from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls occurring during the related Due Period will be applied to reduce the amount of interest distributable to the Class  Y Certificates. After the Class AR17 Certificates have been paid in full, Prepayment Interest Shortfalls resulting with respect to the Class U Mortgage Loans from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls occurring during the related Due Period will be applied to reduce the amount of interest distributable to the Class  U Certificates.

         SECTION 4.06 Auction Administration Agreement; Swap Agreement.

        (a) On the Class AR17 Delivery Date, at the direction of the Depositor, the Trustee, acting solely as an intermediary agent (the “Auction Administrator”) for the Holders of the Class 1-A-1 Certificates and not as Trustee or on behalf of the Trust, shall execute and deliver the Auction Administration Agreement and the Swap Agreement in the forms presented by the Swap Counterparty. The Trustee shall have no duty to review or otherwise determine the adequacy of the Auction Administration Agreement or the Swap Agreement.

        (b) Each Holder of a Class 1-A-1 Certificate is deemed, by acceptance of such Certificate, (i) to authorize Bank One, National Association to execute and deliver the Auction Administration Agreement and the Swap Agreement as their intermediary agent and (ii) to acknowledge and accept and agree to be bound by the provisions of the Auction Administration Agreement and the Swap Agreement.

        (c) Prior to noon New York City time two Business Days prior to each Distribution Date, the Servicer shall provide the Trustee and the Depositor, with respect to the Distribution Date that is the Auction Distribution Date (as defined in the Auction Administration

Agreement), the Auction Administrator with a statement in writing of (1) the applicable Certificate Principal Balance of the Class 1-A-1 Certificates to be auctioned after giving effect to such distributions and allocations on such Distribution Date; and (2) the Par Price (as defined in the Auction Administration Agreement) for the Class 1-A-1 Certificates.

        SECTION 4.07 Deemed Distributions on REMIC Regular Interests.

        (a) On each Distribution Date, the REMIC A Available Distribution Amount shall be deemed distributed as follows:

        1. The Class W Available Distribution Amount shall be deemed distributed to the holders of the Class W Certificates in accord with portions thereof derived from payments or advances in respect of the Mortgage Loans related to such Certificates.

        2. The Class V Available Distribution Amount shall be deemed distributed to the holders of the Class V Certificates in accord with portions thereof derived from payments or advances in respect of the Mortgage Loans related to such Certificates.

        3. The Class U Available Distribution Amount shall be deemed distributed to the Trustee on behalf of REMIC C as the holder of the Class U Certificates and shall be deemed to be a payment in respect of interest and principal on such Certificates in accord with portions thereof derived from payments or advances in respect of the Mortgage Loans related to such Certificates.

        (b) On each Distribution Date, the REMIC C Available Distribution Amount shall be deemed distributed to the Trustee on behalf of REMIC D as the holder of the REMIC C Regular Interests, as follows:

        1. The portion thereof attributable to the Group U-1 Mortgage Loans shall be deemed paid in respect of the Class C-Y-1 and Class C-Z-1 REMIC C Regular Interests: first, in payment of the REMIC C Interest Distribution Amount with respect thereto and, second, in payment of the Class C-Y-1 and Class C-Z-1 Principal Distribution Amounts in that order.

        2. The portion thereof attributable to the Group U-2 Mortgage Loans shall be deemed paid in respect of the Class C-Y-2 and Class C-Z-2 REMIC C Regular Interests: first, in payment of the REMIC C Interest Distribution Amount with respect thereto and, second, in payment of the Class C-Y-2 and Class C-Z-2 Principal Distribution Amounts in that order.

        (c) On each Distribution Date, the REMIC D Available Distribution Amount shall be deemed distributed to the Trustee on behalf of REMIC B as the holder of the REMIC D Regular Interests, as follows:

         Such distribution shall be deemed to have been applied to interest and principal on each REMIC D Regular Interest in the same amounts and with the same character as amounts are distributed on such Distribution Date with respect to those Classes of Certificates that are Corresponding Classes to such Regular Interest.

ARTICLE V.

ADVANCES

        SECTION 5.01 Monthly Advances by the Servicer.

        Subject to the conditions of this Article V, the Servicer, as required below, shall make a Monthly Advance to the Certificate Account, in the amount, if any, of the aggregate Monthly Payments less Prepayment Interest Shortfalls and Relief Act Shortfalls, after adjustment of the interest portion of each such Monthly Payment to the Net Mortgage Rate, the Class AR5 Net Mortgage Rate, the Class V Net Mortgage Rate, the Class W Net Mortgage Rate or the Class U Net Mortgage Rate, as applicable, on the Mortgage Loans that were due on the Due Date but that were not received and remitted to the Certificate Account on or prior to the Servicer Advance Date. The Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance, in the good faith judgment of the Servicer, will not be a Nonrecoverable Advance. Monthly Advances with respect to the Class V Mortgage Loans shall only be allocated to the Class V Certificates, Monthly Advances with respect Class W Mortgage Loans shall only be allocated to the Class W Certificates, Monthly Advances with respect Class Y Mortgage Loans shall only be allocated to the Class Y Certificates, Monthly Advances with respect to the Class AR5 Mortgage Loans shall only be allocated to the Class AR5 Certificates, Monthly Advances with respect to the Group U-1 Mortgage Loans shall only be allocated to the Class AR17 Certificates entitled to distributions of the Group U-1 Available Distribution Amount and Monthly Advances with respect to the Group U-2 Mortgage Loans shall only be allocated to the Class AR17 Certificates entitled to distributions of the Group U-2 Available Distribution Amount.

        On the Determination Date immediately preceding the related Distribution Date, the Servicer shall determine whether and to what extent any Mortgagor has failed to make any Monthly Payment due on the Due Date and whether such deficiencies, if advanced by the Servicer, would be a Nonrecoverable Advance. If the Servicer shall have determined that it is not obligated to make the entire Monthly Advance because all or a lesser portion of such Monthly Advance would not be recoverable by the Servicer from related Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses), the Servicer shall deliver to the Trustee, not less than two Business Days prior to the related Distribution Date, for the benefit of the Certificateholders, a certificate of a Servicing Officer setting forth the reasons for such determination.

        In lieu of making all or a portion of any Monthly Advance, the Servicer may cause to be made an appropriate entry in its records relating to the Custodial Account that funds in such account, including but not limited to any amounts received in respect of scheduled principal and interest on any Mortgage due after the related Due Period, in excess of the Available Distribution Amount (less the amount of such Monthly Advance) for the related Distribution Date have been used by the Servicer in discharge of its obligation to make any such Monthly Advance. Any funds so applied shall be replaced by the Servicer by deposit, in the manner set forth above, in the Custodial Account no later than the Servicer Advance Date to the extent that funds in the Custodial Account on such date are less than the amounts required to be distributed on the related Distribution Date. The Servicer shall be entitled to be reimbursed from the Custodial Account and the Certificate Account for all Monthly Advances of its own funds made pursuant to this Section as provided in Section 3.09 and 4.01.

         SECTION 5.02 Advances for Attorneys' Fees.

        The Servicer shall make advances from time to time for attorneys’ fees and court costs incurred, or which reasonably can be expected to be incurred, for the foreclosure of any Mortgage Loan or for any transaction in which the Trustee for the benefit of the Certificateholders is expected to receive a deed-in-lieu of foreclosure, unless the Servicer has made a good faith determination that such advances would be Nonrecoverable Advances. If the Servicer shall make a good faith determination that such advances would not be so recoverable, the Servicer shall promptly deliver to the Trustee a Certificate of a Servicing Officer setting forth the reasons for such determination. The Servicer shall be entitled to reimbursement for any such advance as provided in Section 3.09 hereof.

         SECTION 5.03 Nonrecoverable Advances.

        The determination by the Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer promptly delivered to the Trustee setting forth the reasons for such determination. Following the Trustee’s receipt of such certificate, the Servicer shall be entitled to reimbursement for such Nonrecoverable Advance as provided in Section 3.09 and 4.01 hereof.

         SECTION 5.04 Advance Procedures.

        (a) If, on any Determination Date, the Servicer determines to make a Monthly Advance in accordance with Section 5.01, it shall make such Monthly Advance on or before noon, New York time, on the Business Day prior to the related Distribution Date (the “Servicer Advance Date”). The Servicer shall notify the Trustee of the aggregate amount of Monthly Advances for a Distribution Date on or before three Business Days prior to such Distribution Date. Any such Monthly Advance shall be included with the distribution on the related Distribution Date pursuant to Section 4.02.

        (b) In the event that the Servicer fails to make a Monthly Advance required to be made pursuant to Section 5.01 on or before the close of business, on the Servicer Advance Date, the Trustee shall on or before 12 noon, New York time on the next Business Day provide notice to the Servicer, by telephone and by writing (which may be by telecopy) of such failure and the amount of such failure and that continuance of such failure for a period of one Business Day thereafter will be an Event of Default.

ARTICLE VI.

THE CERTIFICATES

         SECTION 6.01 The Certificates.

        (a) The Certificates shall be in substantially the forms set forth in Exhibits A and B hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof. The Class X and Class U Certificates shall be uncertificated.

        The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

        Each of the Class A Certificates will be in fully-registered form only in minimum denominations of $100,000 Certificate Principal Balance and integral multiples of $1 in excess thereof. Each of the Class R, Class I-R and Class 2-R Certificates will be in fully-registered form only in minimum denominations of 20% percentage interest. Each of the Class C-B-4, Class C-B-5 and Class C-B-6 Certificates will be in fully-registered form only in minimum denominations of $250,000 Certificate Principal Balance and integral multiples of $1 in excess thereof.

        The Class I-A, Class 1-A-1, Class 2-A-1, Class B-1, Class B-2, Class B-3, Class C-B-1, Class C-B-2 and Class C-B-3 Certificates will be in minimum denominations of $25,000 Certificate Principal Balance, and the Class 1-X Notional Amount and Class 2-X Certificates will be in minimum denominations of $100,000 Notional Amount and, in each case, integral multiples of $1 in excess thereof.

        The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (a) From time to time Washington Mutual, as the initial Holder of the Class W Certificate and the Class Y Certificate or the initial Holder of the Class V Certificate, may exchange such Holder’s Class V, Class W Certificates or Class Y Certificates, respectively, for Subclasses of Class V, Class W Certificates or Class Y Certificates, as applicable, to be issued under this Agreement by delivering a “Request for Exchange” substantially in the form attached hereto as Exhibit K executed by an authorized officer, which Subclasses, in the aggregate, will represent the REMIC regular interests corresponding to the Class V, Class W Certificates or

Class Y Certificates, as applicable, so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class V-1, Class W-1 or Class Y-1, as applicable, and continuing sequentially thereafter, and will evidence ownership of the uncertificated REMIC regular interest or interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Washington Mutual’s determinations of the uncertificated REMIC interests corresponding to any Subclass, the initial Certificate Principal Balance and the initial Pass-Through Rate (if any) on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any uncertificated REMIC regular interests designated on a Request for Exchange corresponds to a Subclass which has previously been issued. The Class V Distribution Amount, Class W Distribution Amount or Class Y Distribution Amount, as applicable, for each subclass shall be the portion of the Class V Distribution Amount, Class W Distribution Amount or Class Y Distribution Amount, as applicable, related to the Class V Mortgage Loans, Class W Mortgage Loans or Class Y Mortgage Loans, as applicable, representing such subclass. Each Subclass so issued shall be substantially in the form set forth in Exhibit K and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 6.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class V Certificates, Class W Certificates or Class Y Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 6.02.

         SECTION 6.02 Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

        (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trustee in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee will give prompt written notice to Certificateholders of any change in the location of the any such office or agency. The Trustee initially designates its offices, located at 55 Water Street, 1st Floor, New York, New York 10041, for such purpose. The Certificate Register will be kept in Chicago, Illinois at the offices of the Trustee located at the Corporate Trust Office and may be kept in an electronic form capable of printing out a hard copy of the Certificate Register. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

        (c) No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

        (d) All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee’s customary procedures.

        (e) No transfer of any Class A, Class B-4, Class B-5, Class B-6, Class C-B-4, Class C-B-5, Class C-B-6, Class V, Class W, Class Y or Class R Certificate (other than the initial transfer to the initial purchaser thereof) shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder’s prospective transferee and the Certificateholder desiring to effect the transfer each certify to the Trustee in writing in the forms set forth in Exhibit F and Exhibit G, respectively, the facts surrounding the transfer and (ii) the Depositor or the Trustee may require an Opinion of Counsel reasonably satisfactory to the requesting party that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be required to be an expense of the Depositor or the Trustee. Notwithstanding the foregoing, so long as the Class B-4, Class B-5 and Class B-6 Certificates are Book-Entry Certificates, no such opinions or forms need to be delivered with respect to any proposed transfer and any transferee thereof shall be deemed to have represented to have represented by virtue of its purchase or holding such Certificate (or interest therein) that it is “qualified institutional buyer” as defined under Rule 144A, acting for its own account or the accounts of other “qualified institutional buyers” as defined under Rule 144A of the Securities Act of 1933, as amended, and is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. Neither the Depositor nor the Trustee is obligated to register or qualify any Class A, Class B-4, Class B-5, Class B-6, Class C-B-4, Class C-B-5, Class C-B-6, Class V, Class W, Class Y or Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificate or interest without registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt, or is not made in accordance with federal and state laws.

        (f) (A) No transfer of a Class A, Class B-4, Class B-5, Class B-6, Class C-B-4, Class C-B-5, Class C-B-6, Class R, Class V, Class W, Class Y, Class I-R or Class 2-R Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, to a trustee or other person acting on behalf of any such plan, or to any other person using “plan assets” to effect such acquisition. Any transferee of a Class B-4, Class B-5 or Class B-6

Certificate shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (i) such transferee is not a is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using “plan assets” of any such plan to effect such acquisition (each, a “Plan Investor”) or (ii) such transferee is (a) an insurance company, (b) the source of funds used to purchase or hold such Certificate (or interest therein) is an “insurance company general account” (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60, and (c) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (ii), a “Complying Insurance Company”). Any transferee of a Class B-1, Class B-2, Class B-3 Class C-B-1, Class C-B-2 or Class C-B-3 Certificate shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such transferee is not a is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption (“PTE”) 89-90, 54 Fed. Reg. 42597 (October 17, 1989), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65 Fed. Reg. 67765 (November 13, 2000) (the “Exemption”), and that it understands that there are certain conditions to the availability of the Exemption including that such Certificate must be rated, at the time of purchase, not lower that “BBB-” (or its equivalent) by Standard & Poor’s, “BBB-” (or its equivalent) by Fitch or “Baa3" (or its equivalent) by Moody’s or (c) such transferee is a Complying Insurance Company. If any Class B-1, Class B-2, Class B-3, Class C-B-1, Class C-B-2 or Class C-B-3 Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in this paragraph (f), then the last preceding transferee that either (i) is not a Plan Investor, (ii) with respect to the Class B-1, Class B-2, Class B-3 Class C-B-1, Class C-B-2 or Class C-B-3 Certificates, acquired such Certificate in compliance with the Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class B Certificate or Class C-B Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding transferee.

        (B) In the case of a Class 1-A-1 Certificate presented for registration in the name of any Person prior to the Distribution Date in July 2003, the prospective transferee shall be required to provide the Trustee, the Servicer and the Depositor (A) an officer’s certificate substantially in the form of Exhibit N attached hereto acceptable to and in form and substance satisfactory to the Trustee, the Servicer and the Depositor, which officer’s certificate shall not be an expense of the Trust, the Trustee, the Servicer or the Depositor, and (B) only if such officer’s certificate indicates that a Opinion of Counsel is delivered in connection therewith, an Opinion of Counsel. Notwithstanding the foregoing, a certification (and, if applicable, an Opinion of Counsel) will not be required with respect to the transfer of any Class AR17 Senior Certificate for so long as such Certificate is a Book-Entry Certificate. Any transferee of a Book-Entry Certificate that is a Class 1-A-1 Certificate prior to the Distribution Date in July 2003 will be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either (i) such transferee is not an a Plan

Investor, or (ii) the acquisition and holding of such Certificate are eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 84-14, 90-1, 91-38, 95-60 or 96-23. If any Book-Entry Certificate that is a Class 1-A-1 Certificate (or any interest therein) is acquired or held in violation of the provisions of this Section, then the last preceding transferee (i) that is not a Plan Investor or (ii) whose acquisition and holding of such Certificate are eligible for the exemptive relief available under PTCE 84-14, 91-38, 90-1, 95-60 or 96-23 shall be restored, shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class 1-A-1 Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding transferee.

        (C) Any purported Certificateholder whose acquisition or holding of any Class of Certificates (or interest therein) was effected in violation of the restrictions set forth in this Section 6.01(f) shall indemnify and hold harmless the Trustee, the Servicer, Washington Mutual, any Subservicer, any underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

              (g) Additional restrictions on transfers of the Class R, Class I-R and 2-R Certificates to Disqualified Organizations are set forth below:

                 (i) Each Person who has or who acquires any ownership interest in a Class R, Class I-R or 2-R Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Class R, Class I-R or 2-R Certificate are expressly subject to the following provisions:

(A)	Each Person holding or acquiring any ownership interest in a Class R, Class I-R or 2-R Certificate shall be other than a Disqualified Organization and shall promptly notify the Trustee of any change or impending change in its status as other than a Disqualified Organization.

(B)	In connection with any proposed transfer of any ownership interest in a Class R, Class I-R or 2-R Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the transfer of a Class R, Class I-R or 2-R Certificate until its receipt of (1) an affidavit and agreement (a “Transferee Affidavit and Agreement” attached hereto as Exhibit H) from the proposed transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is not a non-U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Class R, Class I-R or 2-R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Class R, Class I-R or 2-R Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer a Class R, Class I-R or 2-R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

(C)	Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trustee has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Class R, Class I-R or 2-R Certificate to such proposed transferee shall be effected.

(D)	Each Person holding or acquiring any ownership interest in a Class R, Class I-R or 2-R Certificate agrees, by holding or acquiring such ownership interest, (1) to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit I, and (2) to obtain the express written consent of the Servicer prior to any transfer of such ownership interest, which consent may be withheld in the Servicer’s sole discretion.

                (ii) The Trustee shall register the transfer of any Class R, Class I-R or 2-R Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

                (iii) (A)  If any Disqualified Organization shall become a Holder of a Class R, Class I-R or 2-R Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R, Class I-R or 2-R Certificate. If any non-U.S. Person shall become a Holder of a Class R, Class I-R or 2-R Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non-U.S. Person of a Class R, Class I-R or 2-R Certificate. If a transfer of a Class R, Class I-R or 2-R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R, Class I-R or 2-R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R, Class I-R or 2-R Certificate that is in fact not permitted by this Section 6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

         (B) If any purported transferee of a Class R, Class I-R or 2-R Certificate shall become a Holder of a Class R, Class I-R or 2-R Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class R, Class I-R or 2-R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the preceding Holder or any prior Holder of such Class R, Class I-R or 2-R Certificate to sell such Class R, Class I-R or 2-R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported transferee shall promptly endorse and deliver a Class R, Class I-R or 2-R Certificate in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its affiliates), expenses and taxes due, if any, shall be remitted by the Servicer to such purported transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an ownership interest or a purported ownership interest in a Class R or Class I-R Certificate as a result of its exercise of such discretion.

                (iv) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R, Class I-R or 2-R Certificate to any Person who is not other than a Disqualified Organization, including the information regarding “excess inclusions” of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Sections 1.860E-2(a)(5) or 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

                (v) The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Servicer, provided that there shall have been delivered to the Trustee ...a certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Servicer, to the effect that such modification, addition to or elimination of such provisions will not cause any Pooling Agreement REMIC to cease to qualify as a REMIC and will not create a risk that (i) the any Pooling Agreement REMIC may be subject to an entity-level tax caused by the transfer of a Class R, Class I-R or 2-R Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the transfer of applicable Class R, Class I-R or 2-R Certificate to a Person which is not other than a Disqualified Organization.

                (vi) The following legend shall appear on each Class R, Class I-R and 2-R Certificate:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAXES

IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

        (h) The Trustee shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trustee shall not register the transfer of any Class R Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class R Certificate as set forth in this Section 6.02.

        (i) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (u) registration of the Certificates may not be transferred by the Trustee except to another Depository; (v) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (w) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (x) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (y) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (z) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

        All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

        If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the “Definitive Certificates”) to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Originator, the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

Each Definitive Certificate that is a Class 1-A-1 Certificate and is issued before the Distribution Date in July 2003 shall bear the following legend:

PURSUANT TO THE AUCTION ADMINISTRATION AGREEMENT AND THE SWAP AGREEMENT (EACH AS DEFINED IN THE POOLING AGREEMENT), THE HOLDER OF THIS CERTIFICATE WILL BE REQUIRED TO SURRENDER THIS CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN JULY 2003 TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER TO A THIRD-PARTY INVESTOR, AND IN EXCHANGE THEREFOR THE HOLDER OF THIS CERTIFICATE WILL RECEIVE, TO THE EXTENT RECEIVED PURSUANT TO THE AUCTION ADMINISTRATION AGREEMENT AND THE SWAP AGREEMENT, THE PAR PRICE (AS DEFINED IN THE AUCTION ADMINISTRATION AGREEMENT) FOR THIS CERTIFICATE.

         SECTION 6.03 Mutilated, Destroyed, Lost or Stolen Certificates.

        If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and

(b) there is delivered to the Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 6.04 Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Trustee, and any agent of the Servicer or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

         SECTION 6.05 Access to List of Certificateholders' Names and Addresses.

            (a) If three or more Certificateholders (i) request in writing from the Trustee a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

           (b) The Servicer, so long as it is the Servicer hereunder, shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trustee promptly upon the request of the Servicer.

        SECTION 6.06 Maintenance of Office or Agency.

        The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates the office described in

Section 9.11 as its office for such purpose. The Trustee will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

ARTICLE VII

THE DEPOSITOR, SELLER AND THE SERVICER

         SECTION 7.01 Liabilities of the Depositor, Seller and the Servicer.

        The Depositor, Seller and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

        It is understood and agreed that the obligation under this Agreement of the Seller or the Servicer to repurchase or substitute any Mortgage Loan as to which any breach of representation or warranty made in Section 2.01, 2.02, 2.03 or 2.04 of this Agreement or in Section 2 of the Mortgage Loan Purchase Agreement has occurred and is continuing shall constitute the sole and exclusive remedy respecting such breach available to the Depositor, the Certificateholders or the Trustee on their behalf so long as the Seller repurchases or substitutes any such Mortgage Loan and such Certificateholders shall not be entitled to any consequential damages.

        Without limiting the effect of the preceding paragraph, the Servicer shall defend and indemnify the Trust Fund, the Trustee, the Depositor, the Certificate Registrar, the Seller and the Certificateholders against any and all costs, expenses, losses, damages, claims or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) in respect of any breach of the Servicer’s covenants, representations or warranties set forth herein or in respect of any action taken or omitted by the Servicer with respect to any Mortgage Loan constituting a failure by the Servicer to perform its obligations under this Agreement. This indemnity shall survive any Event of Default (but a Servicer’s obligations under this Section 7.01 shall not relate to any actions of any predecessor or subsequent Servicer after an Event of Default) and any payment of the amount owing under, or any repurchase by the Servicer of, any such Mortgage Loan.

        Without limiting the effect of the second preceding paragraph, the Seller shall defend and indemnify the Trust Fund, the Trustee, the Depositor, the Certificate Registrar, the Servicer and the Certificateholders against any and all costs, expenses, losses, damages, claims or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) in respect of any breach of the Seller’s covenants, representations or warranties set forth herein or in respect of any action taken or omitted by the Seller with respect to any Mortgage Loan constituting a failure by the Seller to perform its obligations under this Agreement. This indemnity shall survive any payment of the amount owing under, or any repurchase by the Seller of, any such Mortgage Loan.

        Any amounts received by the Trustee from the Seller or Servicer on behalf of the Trust Fund pursuant to this Article VII shall be deposited in the Certificate Account and shall be distributed as part of the Available Distribution Amount. If either the Seller or the Servicer has made any indemnity payments to the Trustee pursuant to this Article VII and the Trustee thereafter collects any of such amounts from others, the Trustee will repay such amounts collected to the Seller or Servicer, as applicable, together with any interest collected thereon.

         SECTION 7.02 Merger or Consolidation of the Depositor, the Seller or the Servicer.

        Subject to the next succeeding paragraph, the Depositor, the Seller and the Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        Any of the Seller, the Servicer or the Depositor may merge or consolidate with any Person, and any Person into which the Seller, the Servicer or the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Seller, Servicer or the Depositor, shall be the successor of the Seller, the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

        Notwithstanding anything else in this Section 7.02 or in Section 7.04 hereof to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement (except for the obligation of the Servicer or Seller to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.01, 2.02 or 2.04 hereof, which shall remain with Washington Mutual hereunder); provided, however, that the Servicer gives the Depositor and the Trustee notice of such assignment; and provided further, that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement (except as provided above), except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

         SECTION 7.03 Limitation on Liability of the Depositor, the Servicer and Others.

        Neither the Depositor nor the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer against any breach of representations or warranties made by it herein or protect the Depositor or the Servicer or any such person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that either the Depositor or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.

         SECTION 7.04 Servicer Not to Resign.

        The Servicer shall not resign from the obligations and duties imposed upon it hereunder except upon determination that such obligations and duties hereunder are no longer permissible under applicable law or except in connection with a permitted assignment pursuant to Section 7.02. Any such determination that the Servicer’s obligations are no longer permissible shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. The Servicer shall give notice of any proposed resignation to the Trustee, the Certificateholders and, so long as any Class I-A, Class B Certificate or Class AR17 Certificates is outstanding, the Rating Agencies. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer’s responsibilities and obligations in accordance with Section 8.02 hereof or shall affect any obligation of the Seller hereunder.

         SECTION 7.05 Errors and Omissions Insurance; Fidelity Bonds.

        The Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

         SECTION 7.06 Seller and Servicer May Own Certificates.

        Each of the Seller and the Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or the Servicer, as the case may be.

ARTICLE VIII

DEFAULT

         SECTION 8.01 Events of Default.

        “Event of Default,” wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (a) any failure by the Servicer to remit to the Trustee any payment other than a Monthly Advance required to be made by the Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor or to the Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

        (b) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement (except as set forth in (c) below) which failure (i) materially affects the rights of the Certificateholders and (ii) shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

        (c) if a representation or warranty set forth in Section 2.03 hereof shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured, or the affected Mortgage Loan shall not have been substituted for or repurchased, within 60 days (or, is such breach is not capable of being cured within 60 days and is not subject to the remedies set forth in Section 2.04 and provided that the Servicer believes in good faith that such breach can be cured and is diligently pursuing the cure thereof, within 120 days) after the date on which written notice thereof shall have been given to the Servicer and Seller by the Trustee for the benefit of the Certificateholders or by the Depositor; or

        (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

        (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

        (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

        (g) any failure of the Servicer to make any Monthly Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement and after receipt of notice from the Trustee pursuant to Section 5.04, which failure continues unremedied after the close of business on the Business Day immediately preceding the Distribution Date.

        If an Event of Default due to the actions or inaction of the Servicer described in clauses (a) through (f) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall, if so directed by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Servicer (and so long as the Class I-A, the Class B or Class AR 17 Certificates are outstanding with a copy to the Rating Agencies), terminate all of the rights and obligations of the Servicer under this Agreement (other than rights to reimbursement for Monthly Advances or other advances previously made, as provided in Section 3.09 or 4.01).

        If an Event of Default described in clause (g) shall occur, the Trustee shall, prior to the next Distribution Date, terminate the rights and obligations of the Servicer hereunder (other than rights to reimbursement for Monthly Advances or other advances previously made, as provided in Section 3.09 or 4.01) and succeed to the rights and obligations of the Servicer hereunder pursuant to Section 8.02, including the obligation to make Monthly Advances on such Distribution Date pursuant to the terms hereof.

        SECTION 8.02 Trustee to Act; Appointment of Successor.

        On and after the time the Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section 7.04 hereof, subject to the provisions of Section 3.06 hereof, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided that neither the Trustee nor any other successor to the Servicer pursuant to this Section 8.02 shall be deemed to have made any representation or warranty made by the Servicer, shall be obligated to effect any repurchase or substitute of any Mortgage Loan, or shall have any responsibility for an act or omission of any predecessor Servicer. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the related Custodial Account if the Servicer had continued to act hereunder (except that the terminated Servicer shall retain the right to be reimbursed for advances (including, without limitation, Monthly Advances) theretofore made by the Servicer with respect to which it would be entitled to be reimbursed if it had not been so terminated as Servicer). Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with this Section 8.02, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations with respect to Monthly Advances), appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

        The Servicer that has been terminated shall, at the request of the Trustee but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Sub-Servicing Agreement to the assuming party.

        The Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or thereafter received with respect to the Mortgage Loans and the Servicer Mortgage Files.

        Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, (ii) cooperate as required by this Agreement, or (iii) deliver the Servicer Mortgage Files to the Trustee as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

        Any successor to the Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 7.05 hereof. No termination of the Servicer shall have any affect on the obligations of the Seller hereunder.

        SECTION 8.03 Notification to Certificateholders.

        (a) Upon any termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and, so long as the Class I-A and the Class B Certificates are outstanding, to the Rating Agencies.

        (b) Within 2 Business Days after its notice of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders and, so long as the Class I-A and the Class B Certificates are outstanding, to the Rating Agencies notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         SECTION 8.04 Waiver of Events of Default.

        The Holders representing at least 66-2/3% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default, provided, however, that (a) a default or Event of Default under clause (a) or (g) of Section 8.01 may be waived only by Holders of Certificates of 66-2/3 of the Class affected by such default or Event of Default and (b) no waiver pursuant to this Section 8.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE IX.

CONCERNING THE TRUSTEE

         SECTION 9.01 Duties of Trustee.

        The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured and not waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

        The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.

        No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

        (a) prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

        (b) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent or acted in bad faith or with willful misfeasance;

        (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

        (d) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        Except with respect to an Event of Default described in clause (a) of Section 8.01, the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from the Servicer, the Depositor or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

        The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer, upon receipt, any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

         SECTION 9.02 Certain Matters Affecting the Trustee.

         (a) Except as otherwise provided in Section 9.01:

           (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers’ Certificate, certificate of Servicing Officers, auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) the Trustee may consult with counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

           (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

           (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (v) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid by the Servicer in the event that such investigation relates to an Event of Default by the Servicer, if an

Event of Default by the Servicer shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

           (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys;

           (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

           (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement.

        (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

         SECTION 9.03 Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor, the Seller or the Servicer of any funds paid to the Depositor, the Seller or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor, the Seller or the Servicer.

         SECTION 9.04 Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties with the same rights as it would have if it were not the Trustee.

        SECTION 9.05 Trustee’s Compensation and Expenses.

        As compensation for its services hereunder, the Trustee shall be entitled to the Trustee Float. In the event that the Servicer fails to remit amounts that it is required to remit to the Certificate Account hereunder on the Business Day prior to each Distribution Date hereunder, it shall pay to the Trustee, from its own funds, an amount equal to the Trustee Float with respect to such Distribution Date, as certified in writing by the Trustee to the Servicer and agreed to by the Servicer. The Servicer shall also pay, from its own funds, the Trustee any additional amounts as may be agreed upon between the Trustee and the Servicer from time to time. Any payment hereunder made by the Servicer to the Trustee, other than any amount to be paid from the Certificate Account pursuant to this Section 9.05, shall be paid from the Servicer’s own funds, without reimbursement from the Trust Fund therefor.

        The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (a) incurred in connection with any legal action relating to this Agreement or the Certificates, or the performance of any of the Trustee’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee’s duties hereunder or by reason of reckless disregard of the Trustee’s obligations and duties hereunder and (b) resulting from the exercise of any power of attorney granted by the Trustee in accordance with this Agreement. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

        SECTION 9.06 Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and the Servicer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long-term debt obligations at the time of such appointment in at least the third highest rating category by both Moody’s and Duff and Phelps or such lower ratings as will not cause Moody’s or Duff and Phelps to lower their then-current ratings of the Class A Certificates, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

        SECTION 9.07 Resignation and Removal of Trustee.

        The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Seller and the Servicer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register and, so long as the Class I-A and the Class B Certificates are outstanding, to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and (b) acceptance by a successor trustee in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Depositor, with the consent of the Servicer, may remove the Trustee and, with the consent of the Servicer, appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee and, so long as the Class I-A and the Class B Certificates are outstanding, to the Rating Agencies. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates.

        Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

         SECTION 9.08 Successor Trustee.

        If the Trustee resigns pursuant to Section 9.07, the Depositor, with the consent of the Servicer, shall appoint a successor trustee that satisfies the requirements of Section 9.06. Any successor trustee appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

        No successor trustee shall accept appointment as provided in this Section 9.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and shall not adversely affect the then current rating of the Certificates.

        Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

        SECTION 9.09 Merger or Consolidation of Trustee.

        Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        SECTION 9.10 Appointment of Co-Trustee or Separate Trustee.

        Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

        Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

        (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

        (b) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

        (c) the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

        Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

        Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 9.11 Office of the Trustee.

        The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

         SECTION 9.12 Tax Returns.

        The Servicer, upon request, will furnish the Trustee with all such information in the possession of the Servicer as may be reasonably required in connection with the preparation by the Trustee of all tax and information returns of the Trust Fund, and the Trustee shall sign such returns. The Servicer shall indemnify the Trustee for all reasonable costs, including legal fees, related to errors in such tax returns due to errors in information provided by the Servicer.

ARTICLE X.

TERMINATION

         SECTION 10.01 Termination upon Liquidation or Repurchase of all Mortgage Loans.

        (a) The obligations and responsibilities of the Servicer, the Seller, the Depositor and the Trustee created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of:

           (i) the repurchase by the Servicer at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which repurchase right the Servicer may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the “Optional Termination Date”) on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date. Notwithstanding the foregoing, the Servicer, will not exercise any such right on any Optional Termination Date unless the aggregate Principal Balance of the Class AR5 Mortgage Loans at the time of repurchase is less than or equal to 1.00% of the aggregate Principal Balance of the Class AR5 Mortgage Loans as of the Class AR5 Cut-off Date and the aggregate Principal Balance of the Class U Mortgage Loans at the time of repurchase is less than or equal to 1.00% of the aggregate Principal Balance of the Class U Mortgage Loans as of the Class U Cut-off Date;

           (ii) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement; and

           (iii) the date upon which all Certificateholders vote to terminate the Pooling Agreement REMICs.

        In no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement.

        The Mortgage Loan Repurchase Price for any such Optional Termination of the Trust Fund shall be equal to the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Net Mortgage Rate, Class AR5 Net Mortgage Rate, or Class U Net Mortgage Rate, as applicable, with respect to each Mortgage Loan through the last day of the month of such repurchase, plus any sums on account of such Mortgage Loan that have been advanced by the Servicer and are reimbursable to the Servicer hereunder (including the Principal Balance of each Mortgage Loan that was secured by any REO Property); provided, however, that if the Servicer shall so choose, the Servicer may remit the Mortgage Loan Repurchase Price net of advances that would otherwise be reimbursable to the Servicer and the Servicer would have no further entitlement to reimbursement for such advances. The Trustee shall give notice to the Rating Agencies of the Servicer’s election to purchase the Class AR5 Mortgage Loans and the Class U Mortgage Loans pursuant to this Section 10.01.

        (b) Notwithstanding the first sentence of 10.01(a)(i), the Servicer shall also have the right, on any Distribution Date on which the aggregate Principal Balance of the Class AR5 Mortgage Loans or the Class U Mortgage Loans is less than or equal to 1.00% of the aggregate Principal Balance of the Class AR5 Mortgage Loans or the Class U Mortgage Loans, as applicable, as of the Class AR5 Cut-off Date or Class U Cut-off Date, as applicable, to purchase the assets of REMIC I or REMIC A at a price equal to the aggregate Principal Balance of the Class AR5 Mortgage Loans or Class U Mortgage Loans, as applicable, as of the date of repurchase, together with accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Class AR5 Net Mortgage Rate or Class U Net Mortgage Rate, as applicable, with respect to each Mortgage Loan through the last day of the month of such repurchase, plus any sums on account of such Class AR5 Mortgage Loan or Class U Mortgage Loans that have been advanced by the Servicer and are reimbursable to the Servicer hereunder or, in the case of any REO Property, the fair market value of the REO Property, if less; provided, however, that if the Servicer shall so choose, the Servicer may remit the Mortgage Loan Repurchase Price net of advances that would otherwise be reimbursable to the Servicer and the Servicer would have no further entitlement to reimbursement for such advances (a “Class AR5 Optional Termination Date” with respect to the Class AR5 Mortgage Loans and a “Class AR17 Optional Termination Date” with respect to the Class U Mortgage Loans).

         SECTION 10.02 Procedure Upon Optional or Other Final Termination.

        (a) In case of any Optional Termination, Class AR5 Optional Termination or Class AR17 Optional Termination Date, pursuant to Section 10.01, the Servicer shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee of such Optional Termination Date, Class AR5 Optional Termination Date or Class AR17 Optional Termination Date, as applicable.

        (b) Any repurchase of the Mortgage Loans, the REMIC I Regular Interests held as assets of REMIC II or the REMIC A Regular Interests held as assets of REMIC A by the Servicer shall be made on an Optional Termination Date, Class AR5 Optional Termination Date or Class AR17 Optional Termination Date, as applicable, by deposit of the applicable repurchase price into the Certificate Account, as applicable, before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officers’ Certificate of the Servicer certifying as to the deposit of such repurchase price into the Certificate Account, the Servicer shall prepare and the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Servicer execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be necessary, to vest title in the Servicer in the Mortgage Loans, assets of REMIC I or assets of REMIC A so repurchased and shall transfer or deliver to the Servicer the repurchased Mortgage Loans or assets. Any distributions on the Mortgage Loans, assets of REMIC I or assets of REMIC A received by the Trustee subsequent to (or with respect to any period subsequent to) the Optional Termination Date, Class AR5 Optional Termination Date or Class AR17 Optional termination Date shall be promptly remitted by it to the Servicer.

        (c) Notice of the Distribution Date on which the Servicer anticipates that the final distribution shall be made (whether upon Optional Termination or otherwise), notice of the Class AR5 Optional Termination Date or notice of the Class AR17 Optional termination Date, shall be given promptly by the Servicer to the Trustee and by the Trustee by first class mail to Holders of the affected Certificates. Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date, Class AR5 Optional Termination Date, Class AR17 Optional termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

        (d) In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

         SECTION 10.03 Additional Termination Requirements.

        (a) In the event the Servicer exercises its purchase option pursuant to Section 10.01 or the Certificateholders vote to terminate the Pooling Agreement REMICs pursuant to Section 10.01(a)(iii), the Trust REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Pooling Agreement REMICs to comply with the requirements of this Section will not (i) result in the imposition of taxes on a “prohibited transaction” of the Pooling Agreement REMICs, as described in Section 860F of the Code, or (ii) cause the Pooling Agreement REMICs to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(A)	within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 10.02, the Holder of the Class R, Class I-R Certificates and Class 2-R shall adopt a plan of complete liquidation of the Pooling Agreement REMICs and specify the first day of the applicable 90-day liquidation period in a statement attached to the Trust Fund’s final tax return pursuant to Treasury Regulations Section 1.860F-1, and satisfy (or cause to be satisfied) all of the requirements of a qualified liquidation under the REMIC Provisions; and

(B)	at or after the time of adoption of any such plan of complete liquidation for the Pooling Agreement REMICs at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

        (b) By its acceptance of a Class R Certificate, the Holders thereof hereby agree to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Pooling Agreement REMICs.

ARTICLE XI.

MISCELLANEOUS PROVISIONS

         SECTION 11.01 Amendment.

         (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller and the Trustee without the consent of any of the Certificateholders,

            (i) to cure any ambiguity,

         (ii) to correct or supplement any provisions herein that may be inconsistent with any other provisions herein,

           (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of any Pooling Agreement REMIC as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of any Pooling Agreement REMIC as a REMIC or adversely affect in any material respect the interests of any Certificateholder,

           (iv) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event, or

            (v) To add appropriate restrictions and legends to any of the Class A Certificates.

        (b) This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of each Class of Certificates affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iii) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a)(i) relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (iv) modify the provisions of this Section 11.01 amendment without the consent of 100% of the Holders of Certificates, or (v) terminate this Agreement or the Trust Fund created hereunder other than as provided in Article X hereof without the consent of 100% of the Holders of Certificates. It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (c) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and, if any Class I-A, Class 1-A, Class 2-A, Class B or Class S-B Certificate is outstanding, to the Rating Agencies.

        (d) Prior to the execution of any amendment to this Agreement, the Trustee shall receive an Opinion of Counsel that any such amendment is authorized by and permitted hereunder and that it will not cause an Adverse REMIC Event.

        SECTION 11.02 Recordation of Agreement; Counterparts.

        (a) This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the Servicer at its expense on direction of the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of the Trust Fund.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 11.03 Governing Law.

        THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.04 Intention of Parties.

        (a) It is the express intent of the Depositor, the Seller, the Servicer and the Trustee that the conveyance by the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement and the conveyance by the Depositor to the Trustee and by the Seller to the Trustee as provided for in Section 2.01 of each of the Seller’s and Depositor’s right, title and interest in and to the Mortgage Loans be, and be construed as, an absolute sale and assignment by the Seller to the Depositor and by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that either conveyance be deemed to be the grant of a security interest in the Mortgage Loans by the Seller to the Depositor or by the Depositor to the Trustee to secure a debt or other obligation. However, in the event that the Mortgage Loans are held to be property of the Seller or the Depositor, or if for any reason the Mortgage Loan Purchase Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section 2.01 shall be deemed to be a grant by the Seller and the Depositor to the Trustee on behalf of the Certificateholders, and the Seller and the Depositor hereby grant to the Trustee, to secure payment in full of the Secured Obligations (as defined below), a security interest in all of the Seller’s and the Depositor’s right, title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files and including any Replacement Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Custodial Account; (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; (G) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; and (H) all proceeds of any of the foregoing; (iii) the possession or control by the Trustee or any other agent of the Trustee of any of the foregoing property shall be deemed to be possession or control by the secured party, or possession or control by a purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-104, 9-106, 9-313 or 9-314 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law. “Secured Obligations” means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement, (ii) all other obligations of the Seller and the Depositor under this Agreement and the Mortgage Loan Purchase Agreement and (iii) the right of the Certificateholders to the Mortgage Loans.

        (b) The Seller and the Depositor, and, at the Depositor’s direction, the Servicer and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other Trust Fund property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Servicer shall file, at its expense, all filings necessary to perfect or maintain the perfection under the Uniform Commercial Code as in effect in any jurisdiction of the Trustee’s security interest in or lien on the Mortgage Loans, including without limitation (i) continuation statements, (ii) such other statements as may be occasioned by any transfer of any interest of the Seller or the Depositor in any Mortgage Loan; and filings necessary as a result in any change in the UCC.

         SECTION 11.05 Notices.

        In addition to other notices provided under this Agreement, so long as any Class I-A or Class B Certificate is outstanding, the Trustee shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of the final payment of any amounts owing to a Class of Certificates; (c) any Event of Default under this Agreement; and (d) in the event any Mortgage Loan is repurchased in accordance with this Agreement.

        All directions, demands and notices hereunder shall be in writing (except where also required to be given telephonically) and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, New York, New York 10010, Attention: President; (ii) in the case of the Trustee, Bank One, National Association, 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: Global trust Services or such other address as may hereafter be furnished to the Depositor, the Seller and the Servicer in writing by the Trustee; (iv) in the case of the Seller or Servicer, Washington Mutual Bank, FA, 540 E. Main Street, Stockton, California 95290, Attention: Jess G. Almanza and a copy to 19850 Plummer Street, Chathsworth, California 91311, Attention: Gabriel V. Barroso (with a copy to 19850 Plummer Street, Chatsworth, California 91311, Attention: Fay L. Chapman, General Counsel); and (iv) in the case of the Rating Agencies, Moody’s Investors Service, 99 Church Street, New York, New York 10007, Attention: Mortgage-Backed Securities Rating Group and Standard & Poor’s, 55 Water Street, 41st Floor, New York, New York 10041. Notices given by telecopy shall be deemed received when request is confirmed by telephone. Notices of default are also required to be given by registered mail. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

         SECTION 11.06 Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        SECTION 11.07 Limitation on Rights of Certificateholders.

        The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

        No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided herein, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby shall have given its written consent, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 11.08 Certificates Nonassessable and Fully Paid.

        It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

        IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the 26th day of April, 2002.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., as Depositor By:/s/Kari S. Roberts Name: Kari S. Roberts Title: Vice President

WASHINGTON MUTUAL BANK, FA, as Seller and Servicer By:/s/Megan Davidson Name: Megan Davidson Title: Sr. Vice President

BANK ONE, NATIONAL ASSOCIATION not in its individual capacity, but solely as Trustee By:/s/Barbara G. Grosse Name: Barbara G. Grosse Title: Vice President

STATE OF ILLINOIS   )
                    :  ss.:
COUNTY OF COOK      )

        On this 26th day of April, 2002, before me, personally appeared Barbara G. Grosse, known to me to be a Vice President of Bank One, National Association, the national association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national association, and acknowledged to me that such national association executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

By:/s/Caesar Frank Castro Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF QUEENS     )

        On the 26th day of April 2002, before me, personally appeared Kari S. Roberts, known to me to be a Vice President of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

By:/s/Mery Rosado Notary Public

[NOTARIAL SEAL]

STATE OF WASHINGTON  )
                     :  ss.:
COUNTY OF KING       )

        On the 25th day of April, 2002, before me, a Notary Public in and for said State, personally appeared Megan Davidson, known to me to be a Sr. Vice President of Washington Mutual Bank, FA, the federally chartered savings association, that executed the within instrument and also known to me to be the person who executed it on behalf of said bank, and acknowledged to me that such bank executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

By:/s/Barbara Fickle Notary Public

[NOTARIAL SEAL]

         Appendix 1: Definition of Class C-Y Principal Reduction
                              Amounts

For  any  Distribution   Date,  the  amounts  by  which  the  Class
Principal  Balances  of the Class  C-Y-1 and  Class  C-Y-2  Regular
Interests,  respectively,  will be  reduced  on  such  Distribution
Date by the allocation of Realized  Losses and the  distribution of principal, determined as follows:

Let S% and T%  represent  the  Pass-Through  Rates  applicable  for distributions to be made on the next succeeding  Distribution  Date
on  the   Class   C-Y-1   and  Class   C-Y-2   Regular   Interests,
respectively.

If  T%  <=  S%  apply  the  following  generic  definition  of  the principal reduction amounts with the following identifications:

J%=S%; K%=T%; AA=U-1; BB=U-2; Y-A=Y-1;  Z-A=Z-1;  Y-B=Y-2; Z-B=Z-2;
j=1; k=2

If  S%  <=  T%  apply  the  following  generic  definition  of  the principal reduction amounts with the following identifications:

J%=T%; K%=S%; AA=U-2; BB=U-1; Y-A=Y-2;  Z-A=Z-2;  Y-B=Y-1; Z-B=Z-1;
j=2; k=1

Generic Definition of Class C-Y Principal Reduction Amounts

J% and K% represent  the  interest  rates on Loan Group AA and Loan
Group BB respectively.  K%<J%.

For  purposes of the  succeeding  formulas  the  following  symbols shall have the meanings set forth below:

PAAB = the Group AA  Subordinate  Balance after the  allocation of Realized  Losses and  distributions  of  principal on such
       Distribution Date.

PBBB = the Group BB  Subordinate  Balance after the  allocation of Realized  Losses and  distributions  of  principal on such
       Distribution Date.

R =    the   Class  B   Certificate   Interest   Rate  =  (J%PAAB  + K%PBBB)/(PAAB + PBBB)

Yk =  the Class C-Y-B Principal Balance after  distributions on the prior Distribution Date.

Yj =  the Class C-Y-A Principal Balance after  distributions on the prior Distribution Date.

(DELTA)Yk =     the Class C-Y-B Principal Reduction Amount.

(DELTA)Yj =     the Class C-Y-A Principal Reduction Amount.

Zk =  the Class C-Z-B Principal Balance after  distributions on the prior Distribution Date.

Zj =  the Class C-Z-A Principal Balance after  distributions on the prior Distribution Date.

(DELTA)Zk =     the Class C-Z-B Principal Reduction Amount.

(DELTA)Zj =     the Class C-Z-A Principal Reduction Amount.

Pk =  the aggregate Class Principal  Balance of the Class C-Y-B and
      Class C-Z-B  Regular  Interests  after  distributions  on the prior  Distribution  Date,  which is  equal to the  aggregate principal balance of the Group BB Loans.

Pj =  the aggregate Class Principal  Balance of the Class C-Y-A and
      Class C-Z-A  Regular  Interests  after  distributions  on the prior  Distribution  Date,  which is  equal to the  aggregate principal balance of the Group AA Loans.

(DELTA)Pk =     the  aggregate  principal  reduction  resulting  on
      such  Distribution  Date on the Group BB Loans as a result of principal  distributions  to be made and  Realized  Losses to be allocated on such  Distribution Date which is equal to the aggregate  of the  Class  C-Y-B  and  Class  C-Z-B  Principal
      Reduction Amounts.

(DELTA)Pj= the  aggregate  principal  reduction  resulting  on such
      Distribution  Date on the  Group  AA  Loans  as a  result  of principal  distributions  to be made and  Realized  Losses to be allocated on such  Distribution Date which is equal to the aggregate  of the  Class  C-Y-A  and  Class  C-Z-A  Principal
      Reduction Amounts.

(alpha) =  .0005

(gamma) =  (R -  K%)/(J% - R).  (gamma)  is a  non-negative  number unless  its  denominator  is  zero,  in  which  event  it  is undefined.

If   (gamma)   is   zero,   (DELTA)Yj   =  Yj   and   (DELTA)Yk   =
      (Yk/Pk)(DELTA)Pk.

If   (gamma)   is   undefined,   (DELTA)Yk   =  Yk,   (DELTA)Yj   =
      (Yj/Pj)(DELTA)Pj.

In the  remaining  situations,  (DELTA)Yj  and  (DELTA)Yk  shall be defined as follows:

1. If Yj -  (alpha)(Pj  -  (DELTA)Pj)  => 0,  Yk-  (alpha)(Pk  -
   (DELTA)Pk)   =>  0,  and   (gamma)(Pk   -  (DELTA)Pk)  <  (Pj  -
   (DELTA)Pj),  (DELTA)Yj = Yj - (alpha)(gamma)(Pk - (DELTA)Pk) and
   (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk).
2.    If         Yj - (alpha)(Pj - (DELTA)Pj)         =>         0,
   Yk - (alpha)(Pk - (DELTA)Pk)  => 0, and  (gamma)(Pk - (DELTA)Pk)
   =>  (Pj - (DELTA)Pj),   (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj)
   and (DELTA)Yk = Yk - ((alpha)/(gamma))(Pj - (DELTA)Pj).
3.    If          Yj - (alpha)(Pj - (DELTA)Pj)         <         0,
   Yk - (alpha)(Pk - (DELTA)Pk)          =>         0,          and
   Yk - (alpha)(Pk - (DELTA)Pk)        =>        Yk - (Yj/(gamma)),
   (DELTA)Yj = Yj - (alpha)(gamma)(Pk - (DELTA)Pk)              and
   (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk).
4.    If Yj - (alpha)(Pj - (DELTA)Pj) < 0,  Yk - (Yj/(gamma)) => 0,
   and           Yk - (alpha)(Pk - (DELTA)Pk) <= Yk - (Yj/(gamma)),
   (DELTA)Yj = 0 and (DELTA)Yk = Yk - (Yj/(gamma)).
5.    If  Yk - (alpha)(Pk - (DELTA)Pk) < 0,  Yk - (Yj/(gamma)) < 0,
   and            Yj - (alpha)(Pj - (DELTA)Pj) <= Yj - ((gamma)Yk),
   (DELTA)Yj = Yj - ((gamma)Yk) and (DELTA)Yk = 0.
6.    If          Yk - (alpha)(Pk - (DELTA)Pk)         <         0,
   Yj - (alpha)(Pj - (DELTA)Pj)          =>         0,          and
   Yj - (alpha)(Pj - (DELTA)Pj)         =>        Yj - ((gamma)Yk),
   (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj)                     and
   (DELTA)Yk = Yk - ((alpha)/(gamma))(Pj - (DELTA)Pj).

The  purpose  of the  foregoing  definitional  provisions  together
with  the  related  provisions   allocating   Realized  Losses  and
defining  the  Class  C-Y  and  Class  C-Z  Principal  Distribution
Amounts  is to  accomplish  the  following  goals in the  following order of priority:

1.    Making  the ratio of Yj to Yk equal to (gamma)  after  taking
   account  of  the   allocation   of   Realized   Losses  and  the
   distributions  that will be made through end of the Distribution
   Date to which  such  provisions  relate  and  assuring  that the
   Principal  Reduction  Amount for each of the Class C-Y-B,  Class
   C-Y-A,  Class C-Z-B and Class C-Z-A Regular Interests is greater than or equal to zero for such Distribution Date;
2.    Making the Class C-Y-B  Principal  Balance less than or equal to  0.0005  of the  sum of  the  Class  C-Y-B  and  Class  C-Z-B
   Principal  Balances and the Class C-Y-A  Principal  Balance less than or equal to 0.0005 of the sum of the Class  C-Y-A and Class
   C-Z-A  Principal  Balances in each case after  giving  effect to allocations  of  Realized  Losses and  distributions  to be made
   through  the  end  of  the  Distribution   Date  to  which  such
   provisions relate; and
3.    Making the larger of (a) the fraction  whose  numerator is Yj and  whose  denominator  is the  sum of Yj  and Zj and  (b)  the fraction whose numerator is Yk and whose  denominator is the sum of Yk, and Zk as large as possible while  remaining less than or equal to 0.0005.

In  the  event  of a  failure  of  the  foregoing  portion  of  the definition of Class C-Y Principal  Reduction  Amounts to accomplish both  of  goals  1 and 2  above,  the  amounts  thereof  should  be adjusted  so as to  accomplish  such goals  within the  requirement that each Class C-Y  Principal  Reduction  Amount must be less than or  equal  to the  sum of (a) the  principal  portion  of  Realized
Losses to be  allocated  on the related  Distribution  Date for the related  Loan Group and (b) the  remainder of the REMIC C Available
Distribution  Amount for the  related  Loan Group  after  reduction thereof by the  distributions to be made on such  Distribution Date in  respect  of  interest  on the  related  Class C-Y and Class C-Z
Regular   Interests,   or,  if  both  of  such   goals   cannot  be
accomplished  within  such  requirement,   such  adjustment  as  is
necessary   shall  be  made  to  accomplish   goal  1  within  such
requirement.  In the event of any  conflict  among  the  provisions of the definition of Class C-Y Principal  Reduction  Amounts,  such conflict  shall be  resolved  on the  basis of the  goals and their priorities  set forth  above  within the  requirement  set forth in the preceding sentence.

      To calculate the initial balances for the Class C-Y-B,  Class
C-Y-A,  Class  C-Z-B  and  Class  C-Z-A  Regular  Interests,  first calculate  the  Group  BB  Subordinate  Balance  and the  Group  AA
Subordinate  Balance  as of the  Cut-off  Date.  Then  calculate  R according to the  definition  above.  Calculate  (gamma)  according to the  definition  above.  Calculate  Pk  and Pj as the  aggregate principal  balance  of the  Group BB Loans as of the  Cut-off  Date
(reduced by the Class R Principal  Balance as of the Cut-off  Date,
if  applicable)  and the aggregate  principal  balance of the Group
AA Loans as of the Cut-off  Date  (reduced by the Class R Principal
Balance as of the Cut-off Date, if applicable), respectively.

           If 0.0005 (gamma) Pk <= 0.0005 Pj, Yk = 0.0005 Pk and
Yj = 0.0005 (gamma) Pk .

           If 0.0005 (gamma) Pk > 0.0005 Pj, Yj = 0.0005 Pj,
Yk = 0.0005 Pj /(gamma) .

Then Zk = Pk - Yk and Zj = Pj - Yj.

      In  the  execution  copy  of  this  Agreement,   symbols  are
represented  by the  following  labels;  in any  conformed  copy of this  Agreement,  such  symbols may be  represented  by  characters other than  numerals  and the upper and lower  case  letters of the alphabet and standard punctuation,  including,  without limitation,
Greek letters and mathematical symbols.

Example:

----------------------------------------------------------------------
(alpha)                             alpha
----------------------------------------------------------------------
----------------------------------------------------------------------
(delta)                             delta
----------------------------------------------------------------------
----------------------------------------------------------------------
(gamma)                             gamma
----------------------------------------------------------------------

EXHIBIT A

FORM OF CLASS A CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

WASHINGTON MUTUAL BANK, FA

MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

SERIES 1999-WM4, CLASS A-[1][2][3[4][5][6[7][8][9]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate and adjustable-rate, mortgage loans secured by first liens on one- to- four-family residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ____________	$___________________	Initial Aggregate Class A-[1] [2] [3] [4] [5][6][7][8] [9] Certificate Principal Balance

Certificate No. A-[1],[2],[3], [4][5][6][7][8][9]___	$___________________	Initial Certificate Principal Balance Of This Certificate

First Distribution Date: January 19, 2000	Scheduled Final Distribution Date: [ ]

        THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate and adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999 (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 (the “Certificates”), which is comprised of the following ten Classes: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class R. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        This Class A Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class A-[ ] Certificates, both as set forth above.

        The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a “Distribution Date”), or if such 19th day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a “Record Date”), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the Class A-[ ] Certificates on such Distribution Date.

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 1.00% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

        The Class A Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

        The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or (c) the agreement by all Certificateholders to terminate the Trust REMIC, REMIC I and REMIC II. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________ ________________________ the account of , account number                            . This information is provided by the assignee named above, or its agent.

EXHIBIT A-1

FORM OF CLASS I-A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

WAMU MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

SERIES 2001-AR5, CLASS I-A

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ____________	$___________________	Initial Aggregate Class I-A Certificate Principal Balance

Certificate No. I-A-___	$___________________	Initial Certificate Principal Balance Of This Certificate

First Distribution Date: December 19, 2001	Scheduled Final Distribution Date: [ ]

        THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999, as amended and restated as of November 1, 2001, (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to

A-1-1

which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 (the “AR5 Certificates”), which is comprised of the following nine Classes: Class I-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class Y, and Class I-R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 (the “WM4 Certificates”, and together with the AR5 Certificates, the “Certificate”) which is comprised of the following ten Classes: Class  A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class R. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Class AR5 Mortgage Loans and all distributions thereon payable after the Class AR5 Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        This Class I-A Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class I-A Certificates, both as set forth above.

        The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a “Distribution Date”), or if such 19th day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a “Record Date”), from the Available Distribution Amount for the AR5 Certificates in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the Class I-A Certificates on such Distribution Date.

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the

A-1-2

Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

        The Class I-A Certificates will be issued in fully registered form in minimum denominations of $25,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

        The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or (c) the agreement by all Certificateholders to terminate the Trust REMIC, REMIC I and REMIC II. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the

A-1-3

time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

A-1-4

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

A-1-5

ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________________________________ the account of , account number                            .

A-1-6

EXHIBIT A-2

FORM OF CLASS B-[1][2][3] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS II A, CLASS R-I AND CLASS R-II CERTIFICATES [CLASS B-1 CERTIFICATES] [AND CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH “PLAN ASSETS” OF ANY PLAN (A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, 59 FED. REG. 42597 (OCTOBER 17, 1989), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), AND PTE 2000-58, 65 FED. REG. 67765 (NOVEMBER 13, 2000) (THE “EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH OR MOODY’S OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY).

IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN

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COMPLIANCE WITH THE EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

WAMU MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

SERIES 2001-AR5, CLASS B-[1][2][3]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ____________	$___________________	Initial Aggregate Class B- [1][2][3] Certificate Principal Balance

Certificate No. B-[1],[2],[3], ____	$___________________	Initial Certificate Principal Balance Of This Certificate

First Distribution Date: December 19, 2001	Scheduled Final Distribution Date: [ ]

        THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999, as amended and restated as of November 1, 2001, (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

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        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 (the “AR5 Certificates”), which is comprised of the following nine Classes: Class I-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class Y, and Class I-R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 (the “WM4 Certificates”, and together with the AR5 Certificates, the “Certificates”) which is comprised of the following ten Classes: Class  A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class R. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Class AR5 Mortgage Loans and all distributions thereon payable after the Class AR5 Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        This Class B-[1][2][3] Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class B-[1][2][3] Certificates, both as set forth above.

        The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a “Distribution Date”), or if such 19th day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a “Record Date”), from the Available Distribution Amount for the AR5 Certificates in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the Class B-[1][2][3] Certificates on such Distribution Date.

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the

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manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

        As described above, no transfer of the Class B-[1][2][3] Certificates will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or (ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 6.02(f) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 6.02(f) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        The Class B-[1][2][3] Certificates will be issued in fully registered form in minimum denominations of $25,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

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        The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or (c) the agreement by all Certificateholders to terminate the Trust REMIC, REMIC I and REMIC II. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

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        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

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ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________ ________________________ the account of , account number                            .

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EXHIBIT A-3

FORM OF CLASS B-[4][5][6] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS II A, CLASS R-I AND CLASS R-II CERTIFICATES [CLASS B-1 CERTIFICATES] [CLASS B-2 CERTIFICATES] [CLASS B-3 CERTIFICATES] [CLASS B-$ CERTIFICATES] [AND CLASS B-5 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT THE OWNERSHIP THEREOF WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE

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UNDERTAKEN IN THE AGREEMENT, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

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WAMU MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

SERIES 2001-AR5, CLASS B-[4][5][6]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ____________	$___________________	Initial Aggregate Class B- [4][5][6] Certificate Principal Balance

Certificate No. B-[4][5][6]-_____	$___________________	Initial Certificate Principal Balance Of This Certificate

First Distribution Date: December 19, 2001	Scheduled Final Distribution Date: [ ]

        THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999, as amended and restated as of November 1, 2001, (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 (the “AR5 Certificates”), which is comprised of the following nine Classes: Class I-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class Y and Class I-R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 (the “WM4 Certificates”, and together with the AR5 Certificates, the “Certificates”) which is comprised of the following ten Classes: Class  A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class R. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Class AR5 Mortgage Loans and all distributions thereon payable after the Class AR5 Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to

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the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        This Class B-[4][5][6] Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class B-[4][5][6] Certificates, both as set forth above.

        The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a “Distribution Date”), or if such 19th day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a “Record Date”), from the Available Distribution Amount for the AR5 Certificates in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the Class B-[4][5][6] Certificates on such Distribution Date.

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer,

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the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

        No transfer of this Class B-[4][5][6] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Internal Revenue Code (the “Code”) and stating, among other things, that the transferee’s acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an “insurance company general account” (within the meaning of Department of Labor Prohibited Transaction Class Exemption.

        The Class B-[4][5][6] Certificates will be issued in fully registered form in minimum denominations of $250,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

        The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the

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Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or (c) the agreement by all Certificateholders to terminate the Trust REMIC, REMIC I and REMIC II. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

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        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

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ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________ ________________________ the account of , account number                            .

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EXHIBIT A-4

FORM OF CLASS 1-A-1, CLASS 1-X, CLASS 2-A-1 AND CLASS 2-X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Only include only if a Class 1-A-1 Certificate] [NO TRANSFER OF THIS CLASS A-1 CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN NOVEMBER 2006 WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER’S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 6.02(f)(b) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER’S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS A-1 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER’S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1. ANY TRANSFEREE OF THIS CERTIFICATE PRIOR TO THE DISTRIBUTION DATE IN NOVEMBER 2006 WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A

A-3-9

TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH “PLAN ASSETS” OF ANY SUCH PLAN (A “PLAN INVESTOR”) OR (B) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, 90-1, 91-38, 95-60 OR 96-23; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE (I) THAT IS NOT A PLAN INVESTOR OR (II) WHOSE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 84-14, 90-1, 91-38, 95-60 OR 96-23 SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. NEITHER THE TRUST NOR THE TRUSTEE SHALL BE UNDER ANY LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(f)(b) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITERS FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.]

CSFB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES

SERIES 2002-AR17, CLASS [1-A-1][1-X][2-A-1][2-A-2][2-X]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ____________	$___________________	Initial Aggregate Class [1-A- 1][1-X][2-A-1][2-A-2][2- X][Certificate Principal Balance][Notional Amount]

Certificate No. [1-A-1- ] [2- A-1- ] [2-A-2- ][1-X][2-X]	$___________________	Initial [Certificate Principal Balance][Notional Amount] Of This Certificate

First Distribution Date: May 20, 2002	Scheduled Final Distribution Date: [ ]

A-3-10

        THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999, as amended and restated as of November 1, 2001 and as of April 1, 2002, (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR17 (the “AR17 Certificates”), which is comprised of the following eleven Classes: Class 1-A-1, Class 1-X, Class 2-A-1, Class 2-X, Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5, Class C-B-6 and Class 2-R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 (the “WM4 Certificates”) which is comprised of the following ten Classes: Class  A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 (the “AR5 Certificates”) which is comprised of the following eight Classes: Class I-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class I-R. Pursuant to the Agreement, the depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2002-WM4, Class V Certificates (the “Class V Certificates”), the Class W Certificates and the Class Y Certificates. The AR5 Certificates, the Class AR17 Certificates, the WM4 Certificates, the Class V Certificates, the Class W Certificates and the Class Y Certificates, collectively are referred to as the “Certificates.” Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Class U Mortgage Loans and all distributions thereon payable after the Class U Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        This Certificate represents a Percentage Interest equal to the [Initial Certificate Principal Balance][Initial Notional Amount] of this Certificate divided by Initial Certificate Principal Balance][Initial Notional Amount] of all of the Certificates of this Class, both as set forth above.

        The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a “Distribution Date”), or if such 19th day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a “Record Date”), from the Class U-1 Available Distribution Amount or Class U-2 Available Distribution Amount, as applicable, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest [and principal], if any, required to be distributed

A-3-11

to this Class of Certificates on such Distribution Date. [This Certificate is not entitled to distributions of principal.]

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial [Certificate Principal Balance][Notional Amount] of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected thereby evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

        The Certificates will be issued in fully registered form in minimum denominations of $25,000 [Certificate Principal Balance][Notional Amount] and in integral multiples of $1,000 in excess of

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such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

        The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or (c) the agreement by all Certificateholders to terminate the Pooling Agreement REMICs. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

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        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

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ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________ ________________________ the account of , account number                            .

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EXHIBIT A-5

FORM OF CLASS C-B-[1][2][3] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS 1- A, CLASS 2-A AND CLASS 2-R CERTIFICATES [CLASS C-B-1 CERTIFICATES] [AND CLASS C-B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH “PLAN ASSETS” OF ANY PLAN (A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, 59 FED. REG. 42597 (OCTOBER 17, 1989), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), AND PTE 2000-58, 65 FED. REG. 67765 (NOVEMBER 13, 2000) (THE “EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH OR MOODY’S OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY).

IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN

COMPLIANCE WITH THE EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

CSFB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES

SERIES 2002-AR17, CLASS [C-B-1][C-B-2][C-B-3]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ____________	$___________________	Initial Aggregate Class [C-B- 1][C-B-2][C-B-3] Certificate Principal Balance

Certificate No. [C-B-1- ] [C- B-2- ] [C-B-3]	$___________________	Initial Certificate Principal Balance Of This Certificate

First Distribution Date: May 20, 2002	Scheduled Final Distribution Date: [ ]

        THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999, as amended and restated as of November 1, 2001 and as of April 1, 2002, (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR17 (the “AR17 Certificates”), which is comprised of the following eleven Classes: Class 1-A-1, Class 1-X, Class 2-A-1, Class 2-X, Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5, Class C-B-6 and Class 2-R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 (the “WM4 Certificates”) which is comprised of the following ten Classes: Class  A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 (the “AR5 Certificates”) which is comprised of the following eight Classes: Class I-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class I-R. Pursuant to the Agreement, the depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2002-WM4, Class V Certificates (the “Class V Certificates”), the Class W Certificates and the Class Y Certificates. The AR5 Certificates, the Class AR17 Certificates, the WM4 Certificates, the Class V Certificates, the Class W Certificates and the Class Y Certificates, collectively are referred to as the “Certificates.” Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Class U Mortgage Loans and all distributions thereon payable after the Class U Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        This Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by Initial Certificate Principal Balance of all of the Certificates of this Class, both as set forth above.

        The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a “Distribution Date”), or if such 19th day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a “Record Date”), from the Class U Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to this Class of Certificates on such Distribution Date.

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected thereby evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

        The Certificates will be issued in fully registered form in minimum denominations of $25,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

        The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any

Mortgage Loan or (c) the agreement by all Certificateholders to terminate the Pooling Agreement REMICs. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________ ________________________ the account of , account number                            .

EXHIBIT A-6

Form of C-B[4][5][6]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS 1-A, CLASS 2-A, CLASS 2-R, CLASS C-B-1, CLASS C-B-2, CLASS C- B-3, [CLASS C-B-4] [AND CLASS B-5] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02(e) OF THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02(e) OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

SERIES 2002-AR17, CLASS C-B-[4][5][6]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ____________	$___________________	Initial Aggregate Class C-B- [4][5][6]Certificate Principal Balance

Certificate No. C-B-[4][5][6]-___	$___________________	Initial Certificate Principal Balance Of This Certificate

First Distribution Date: May 20, 2002	Scheduled Final Distribution Date: [ ]

        THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999, as amended and restated as of November 1, 2001 and as of April 1, 2002, (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR17 (the “AR17 Certificates”), which is comprised of the following eleven Classes: Class 1-A-1, Class 1-X, Class 2-A-1, Class 2-X, Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5, Class C-B-6 and Class 2-R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 (the “WM4 Certificates”) which is comprised of the following ten Classes: Class  A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 (the “AR5 Certificates”) which is comprised of the following eight Classes: Class I-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class I-R. Pursuant to the Agreement, the depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2002-WM4, Class V Certificates (the “Class V Certificates”), the Class W Certificates and the Class Y Certificates. The AR5 Certificates, the Class AR17 Certificates, the WM4 Certificates, the Class V Certificates, the Class W Certificates and the Class Y Certificates, collectively are referred to as the “Certificates.” Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Class U Mortgage Loans and all distributions thereon payable after the Class U Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        This Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by Initial Certificate Principal Balance of all of the Certificates of this Class, both as set forth above.

        The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a “Distribution Date”), or if such 19th day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a “Record Date”), from the Class U Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to this Class of Certificates on such Distribution Date.

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected thereby evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

        The Certificates will be issued in fully registered form in minimum denominations of $250,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

        The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or (c) the agreement by all Certificateholders to terminate the Pooling Agreement REMICs. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________ ________________________ the account of , account number                            .

EXHIBIT B

FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

ANY SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAXES IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775 OF THE CODE OR ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED

TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE.

WASHINGTON MUTUAL BANK, FA

MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

SERIES 1999-WM4, CLASS R

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate and adjustable-rate, mortgage loans secured by first liens on one- to- four-family, residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Certificate No. R	100%	Percentage Interest Represented By This Certificate

First Distribution Date: January 19, 2000	Scheduled Final Distribution Date: [ ]

         THIS CERTIFIES THAT ____________________________________________________________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate and adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1999 (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 (the “Certificates.”), which is comprised of the following ten Classes: Class A-1, Class A-2, Class A-3, Class A-4, Class A -5, Class A-6, Class A-7, Class A-8, Class A-9 and Class R. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust

Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 1.00% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

        The Class R Certificates will be issued in fully registered form in minimum Percentage Interests of 20% and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same

Class and of authorized Percentage Interests evidencing a like aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

        Pursuant to the Agreement, the Depositor will make an election to treat the Trust REMIC, as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes. The Class R Certificates will be the “residual interest” in the Trust REMIC and all other Classes A Certificates will constitute the “regular interests” in the Trust REMIC.

        The obligations and responsibilities of the Depositor, the Seller, the Servicer and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or (c) the agreement by all Certificateholders to terminate the Trust REMIC. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________ ________________________ the account of , account number                            . This information is provided by the assignee named above, or its agent.

EXHIBIT B-1

FORM OF CLASS I-R CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

ANY SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS I-R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAXES IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775 OF THE CODE OR ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS I-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED

B-1-1

TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS I-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE.

WAMU MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

SERIES 2001-AR5, CLASS I-R-[1][2]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate and adjustable-rate, mortgage loans secured by first liens on one- to- four-family, residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Certificate No. I R-[1][2]	100%	Percentage Interest Represented By This Certificate

First Distribution Date: December 19, 2001	Scheduled Final Distribution Date: [ ]

        THIS CERTIFIES THAT ______________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999, as amended and restated as of November 1, 2001, (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 (the “AR5 Certificates”), which is comprised of the following nine Classes: Class I-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class Y and Class I-R. This Class I R Certificate represents the interests of the Class R-1 Certificate and the Class R-2 Certificate. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 (the “WM4 Certificates”, and together with the AR5 Certificates, the “Certificates.”) which is comprised of the following ten Classes: Class  A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and

B-1-2

Class R. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Class AR5 Mortgage Loans and all distributions thereon payable after the Class AR5 Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

        The Class I-R Certificates will be issued in fully registered form in minimum Percentage Interests of 20% and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized Percentage Interests evidencing a like aggregate Percentage Interest, as requested by the Holder surrendering the same.

B-1-3

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

        The Class R-1 Certificate evidenced by this Class I-R Certificates will be the “residual interest” in REMIC I and the Class R-2 Certificate evidenced by this Class I-R Certificates will be the “residual interest” in REMIC II and.

        The obligations and responsibilities of the Depositor, the Seller, the Servicer and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or (c) the agreement by all Certificateholders to terminate REMIC I and REMIC II.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

B-1-4

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

B-1-5

ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________ ________________________ the account of , account number                            . This information is provided by the assignee named above, or its agent.

B-1-6

EXHIBIT B-2

FORM OF CLASS 2-R CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

ANY SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS I-R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAXES IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775 OF THE CODE OR ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS I-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED

B-1-7

TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS I-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

SERIES 2002-AR17, CLASS 2-R

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate and adjustable-rate, mortgage loans secured by first liens on one- to- four-family, residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Certificate No. 2-R-	100%	Percentage Interest Represented By This Certificate

First Distribution Date: May 20, 2002	Scheduled Final Distribution Date: [ ]

        THIS CERTIFIES THAT ______________ is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999, as amended and restated as of November 1, 2001, and as amended and restated as of April 1, 2002 (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR17 (the “AR17 Certificates”), which is comprised of the following eleven Classes: Class 1-A-1, Class 1-X, Class 2-A-1, Class 2-X, Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5, Class C-B-6 and Class 2-R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 (the “WM4 Certificates”) which is comprised of the following ten Classes: Class  A-1, Class A-2, Class A-3,

B-1-8

Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 (the “AR5 Certificates”) which is comprised of the following eight Classes: Class I-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class I-R. Pursuant to the Agreement, the depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2002-WM4, Class V Certificates (the “Class V Certificates”), the Class W Certificates and the Class Y Certificates. The AR5 Certificates, the Class AR17 Certificates, the WM4 Certificates, the Class V Certificates, the Class W Certificates and the Class Y Certificates, collectively are referred to as the “Certificates.” This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Class U Mortgage Loans and all distributions thereon payable after the Class U Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

B-1-9

        The Class 2-R Certificates will be issued in fully registered form in minimum Percentage Interests of 20% and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized Percentage Interests evidencing a like aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

        The Class R-A Component evidenced by this Class 2-R Certificates will be the “residual interest” in REMIC A, the Class R-B Component evidenced by this Class 2-R Certificates will be the “residual interest” in REMIC B, the Class R-C Component evidenced by this Class 2-R Certificates will be the “residual interest” in REMIC C and the Class R-D Component evidenced by this Class 2-R Certificates will be the “residual interest” in REMIC D.

        The obligations and responsibilities of the Depositor, the Seller, the Servicer and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or (c) the agreement by all Certificateholders to terminate REMIC A, REMIC B, REMIC C and REMIC D.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

B-1-10

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

B-1-11

ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________ ________________________ the account of , account number                            . This information is provided by the assignee named above, or its agent.

B-1-12

EXHIBIT C

SCHEDULE OF MORTGAGE LOANS

(On file with the Trustee)

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EXHIBIT D-1

FORM OF INITIAL CERTIFICATION OF TRUSTEE

December 23, 2000

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Re:	Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Washington Mutual Bank, FA. Mortgage-Backed Pass-Through Certificates, Series 1999-WM4

Ladies and Gentlemen:

        In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

        The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans.

        Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

BANK ONE, NATIONAL ASSOCIATION as Trustee By

D-1-1

EXHIBIT D-2

FORM OF CERTIFICATION OF TRUSTEE

[date]

Washington Mutual Bank, FA
1201 Third Avenue, 5th Floor
Seattle, Washington 98111

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Re:	Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Washington Mutual Bank, FA. Mortgage-Backed Pass-Through Certificates, Series 1999-WM4

Ladies and Gentlemen:

        In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01 of the Pooling and Servicing Agreement are in its possession or its agent, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

        Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

BANK ONE, NATIONAL ASSOCIATION as Trustee By:______________________________________ Authorized Representative

D-2-1

EXHIBIT E

FORM OF REQUEST FOR RELEASE

[date]

To:

        In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of December 1, 1999, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Washington Mutual Bank, FA, as seller and servicer, and you, as Trustee (the “Pooling and Servicing Agreement”), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

1.	Mortgage Loan paid in full.
(The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Custodial Account pursuant to the Pooling and Servicing Agreement.)

2.	Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Custodial Account pursuant to the Pooling and Servicing Agreement.)

3.	The Mortgage Loan is being foreclosed.

4.	Other. (Describe)

        The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

        Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

[SERVICER] By:______________________________________ Name: Title:

E-1

EXHIBIT F

FORM OF INVESTOR REPRESENTATION LETTER

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Bank One, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126

Re:	Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates,
Series 1999-WM4 or Series 2001-AR5 or Credit Suisse First Boston Mortgage
Securities Corporation, Series 2001-AR17 (the "Certificates")

Ladies and Gentlemen:

         [                                                ] (the “Purchaser”) intends to purchase from [                                                ] (the “Seller”) the ]Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 Class A-[1], [2], [3][4][5][6]7][8][9][Class R]], [the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 Class I-3R]] [the Credit Suisse First Boston Mortgage Securities Corp. Series AR17, Class C-B-4, Class C-B-5, Class C-B-6, Class 2- R][the Class V Certificates] [the Class W Certificates] (together, the “Certificates”), issued pursuant to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of December 1, 1999, as amended and restated as of December 1, 2001, as amended and restated as of April 1, 2002 (the “Pooling and Servicing Agreement”), dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the “Company”), Washington Mutual Bank, FA, as seller and servicer, and Bank One, National Association, as trustee (the “Trustee”). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

        1.    The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the “Act”) or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

        2.   The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

F-1

        3.    The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an “accredited investor” within the meaning of Rule 501(a) promulgated pursuant to the Act.

        4.   The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser’s decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.

        5.    The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

        6.   The Purchaser:

        (a)    is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any Plan within the meaning of the Department of Labor (“DOL”) regulation at 29 C.F.R. §2510.3-101; or

        (b)    is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of DOL Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

F-2

Very truly yours, [Purchaser] By: ______________________________________ Name: Title:

F-3

EXHIBIT G

FORM OF TRANSFEROR REPRESENTATION LETTER

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Bank One, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126

Re:	Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates,
Series 1999-WM4 or Series 2001-AR5 or Credit Suisse First Boston Mortgage
Securities Corporation, Series 2001-AR17 (the "Certificates")

Ladies and Gentlemen:

        In connection with the sale by [                                                ] (the “Seller”) to [                                                ] (the “Purchaser”) [Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 Class A-[1], [2], [3][4][5][6]7][8][9][Class R]], [the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 Class I-R]] [the Credit Suisse First Boston Mortgage Securities Corp. Series 2002, AR17, Class C-B-4, Class C-B-5, Class C-B-6, Class 2- R][the Class V Certificates] [the Class W Certificates] (together, the “Certificates”),, issued pursuant to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of December 1, 1999, as amended and restated as of December 1, 2001, as amended and restated as of April 1, 2002, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the “Company”), Washington Mutual Bank, FA., as seller and servicer, and Bank One, National Association, as trustee (the “Trustee”), the Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

        Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the “Act”), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

G-1

Very truly yours, [SELLER] By: ______________________________________ Name: Title:

G-2

EXHIBIT H

FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK COUNTY OF NEW YORK	) : )	ss.:

        [NAME OF OFFICER], being first duly sworn, deposes and says:

        1.    That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the “Owner”) of the Class [I-R][2-R][R] Certificates (the “Class R Certificates”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of                           ] [the United States], on behalf of which he makes this affidavit and agreement.

        2.    That the Owner (i) is not and will not be a “disqualified organization” as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A “Permitted Transferee” is any person other than a “disqualified organization”. (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any electing large partnership under Section 775 of the Code or any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

        3.    That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor (or, with respect to electing large partnerships, on such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person (other than with transfers with respect to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

        4.    That the Owner is aware of the tax imposed on a “pass-through entity” holding Class R Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

H-1

        5.    That the Owner is aware that the Trustee will not register the Transfer of any Class R Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

        6.    That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

        7.    That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

         8.    That the Owner's Taxpayer Identification Number is _______________________________.

        9.    That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

        10.    That no purpose of the Owner relating to the purchase of the Class R Certificate by the Owner is or will be to impede the assessment or collection of tax.

        11.    That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

        12.    That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

        13.    The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

        14.    The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

        15.    The Owner is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any Plan.

H-2

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _________________ day of ______________________________.

[NAME OF OWNER] By:______________________________________ [Name of Officer] [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

        Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ______________ day of ____________________.

________________________________________________ NOTARY PUBLIC COUNTY OF ________________________ STATE OF _______________________ My Commission expires the day of , 20 .

H-3

EXHIBIT I

FORM OF TRANSFER CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Bank One, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126

Re:	Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates,
Series 1999-WM4, Class R or Series 2001-AR5, Class I-R or Credit Suisse
First Boston Mortgage Securities Corporation, Series 2001-AR17, Class 2-R
(the "Certificates")

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by [                                               ] (the “Seller”) to [                                                ] (the “Purchaser”) of a      % Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of December 1, 1999, as amended and restated as of December 1, 2001, as amended and restated as of April 1, 2002, among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Bank One, National Association, as trustee (the “Trustee”) and Washington Mutual Bank, FA, as seller and servicer. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

        1.    No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

        2.    The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

         3.    The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

        4.    The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

        5.    The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

I-1

        6.    The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

Very truly yours, [SELLER] By:______________________________________ Name: Title:

I-2

EXHIBIT J

FORM OF ALLONGE

ALLONGE

       Pay the note affixed to this allonge to the order of ________________________________________________________, without recourse.

WASHINGTON MUTUAL BANK, FA ______________________________________ [Signature] Name: _____________________________ Title:______________________________

J-1

EXHIBIT K

FORM OF REQUEST FOR EXCHANGE

[DATE]

_______________________________

_______________________________

_______________________________

Re:	Class [V][W][Y] Certificates

        Washington Mutual Bank, FA, as the Holder of a       % Percentage Interest of the Class Y [-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1.	Class [V][W][Y]- Certificates, corresponding to the following uncertificated REMIC regular interests: [List numbers corresponding to the related loans from the Mortgage Loan Schedule]. The initial Certificate Principal Balance and the Pass-Through Rate on the Class [V][W][Y]- Certificates will be $ and %, respectively.

2.	[Repeat as appropriate.]

        The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC regular interests represented by the Class [V][W][Y] [-1] Certificates surrendered for exchange.

        All capitalized terms used but not defined herein shall have the meanings set forth in the Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2002 among Washington Mutual Bank, FA, as seller servicer, Credit Suisse First Boston Mortgage Securities Corp,. as depositor, and Bank One, National Association, as trustee.

WASHINGTON MUTUAL BANK, FA By:______________________________________ Name: Title:

K-1

EXHIBIT L

FORM OF CLASS [V][W] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02(e) OF THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02(e) OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SCHEDULE X

CLASS [V][W]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

$___________________	Initial Aggregate Class [V][W] Certificate Principal Balance

Certificate No. [V-____][W-____]	$___________________	Initial Certificate Principal Balance Of This Certificate

First Distribution Date: May 20, 2002	Scheduled Final Distribution Date: [ ]

        THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of adjustable-rate mortgage loans secured by first liens on one- to- four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999, as amended and restated as of November 1, 2001 and as of April 1, 2002, (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2002-WM4, Class [V][W] Certificates. Pursuant to the Agreement, the Depositor also issued the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR17 (the “AR17 Certificates”), which is comprised of the following eleven Classes: Class 1-A-1, Class 1-X, Class 2-A-1, Class 2-X, Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5, Class C-B-6 and Class 2-R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM4 (the “WM4 Certificates”) which is comprised of the following ten Classes: Class  A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class R. Pursuant to the Agreement, the Depositor also issued the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 (the “AR5 Certificates”) which is comprised of the following eight Classes: Class I-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class I-R. Pursuant to the Agreement, the depositor also issued the [Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2002-WM4, Class V Certificates (the “Class V Certificates”)], [the Class W Certificates] and the Class Y Certificates. The AR5 Certificates, the Class AR17 Certificates, the WM4 Certificates, the Class the Class V Certificates, the Class W Certificates and the Class Y Certificates, collectively are referred to as the “Certificates” Reference is hereby made to the Agreement for a statement of the respective rights

SCHEDULE X

thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Class [V][W] Mortgage Loans and all distributions thereon payable after the Class U Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Class [V][W] Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        This Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by Initial Certificate Principal Balance of all of the Certificates of this Class, both as set forth above.

        The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a “Distribution Date”), or if such 19th day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a “Record Date”), from the Available Distribution Amount for the [Class V][Class W] Certificates in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to this Class of Certificates on such Distribution Date.

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected thereby evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent

SCHEDULE X

of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

        The Certificates will be issued in fully registered form in minimum denominations of $250,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

        The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or (c) the agreement by all Certificateholders to terminate the Pooling Agreement REMICs. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

SCHEDULE X

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

SCHEDULE X

ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________ ________________________ the account of , account number                            .

SCHEDULE X

EXHIBIT M

CLASS Y CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

WAMU MORTGAGE-BACKED PASS-THROUGH CERTIFICATE,
SERIES 2001-AR5, CLASS Y

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of adjustable-rate mortgage loans secured by first liens on one-to-four-family residential real properties and certain other property held in trust transferred by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP: N/A	Initial Aggregate Class Y Certificate Principal Balance: $82,575,363.12

Certificate No. 1	$___________________	Initial Certificate Principal Balance of this Certificate: $82,575,363.12

First Distribution Date: December 19, 2001	Scheduled Final Distribution Date: December 19, 2039

        THIS CERTIFIES THAT WASHINGTON MUTUAL BANK, FA is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate and adjustable-rate mortgage loans secured by first liens on one-to-four-family residential real properties (the “Mortgage Loans”) and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999, as amended and restated as of November 1, 2001 (the “Agreement”), among the Depositor, Bank One, National Association, as trustee (the “Trustee”, which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 2001-AR5 (the “AR5 Certificates”), which is comprised of the following nine Classes: Class I-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class Y and Class I-R. Pursuant to the Agreement the Depositor also issued Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates Series 1999-WM4 (the “WM4 Certificates” and together with the AR5 Certificates, the “Certificates”), which is comprised of the following ten Classes: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class R. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Sections 2.01 and 3.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

        This Class Y Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class Y Certificates, both as set forth above.

        The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a “Distribution Date”), or if such 19th day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a “Record Date”), from the Available Distribution Amount for the AR5 Certificates and the amount of the interest and principal, if any required to be distributed to the Class Y Certificates on such Distribution Date.

SCHEDULE X

        Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

        Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

        The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee, the Servicer and the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or (vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class I-R Certificates), in proportion to their then outstanding Certificate Principal Balances and 1.00% of all Voting Rights will be allocated to the Holders of the Class R Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon

SCHEDULE X

one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

        The Class A Certificates will be issued in fully registered form in minimum denominations of $25,000 Certificate Principal Balance and in integral multiples of $1,000 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

        No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

        The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, (b) twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or (c) the agreement by all Certificateholders to terminate the Trust REMIC, REMIC I and REMIC II. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

        Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

        The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

SCHEDULE X

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

BANK ONE, NATIONAL ASSOCIATION solely as Trustee and not individually By:______________________________________ Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:December 6, 2001

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By:______________________________________
        Authorized Officer

SCHEDULE X

ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

        I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Dated: _________________

____________________________________ Social Security or other Tax Identification No. of Assignee	_______________________________________________ Signature by or on behalf of assignor (signature must be signed as registered) _______________________________________________ Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Servicer:

        Distribution shall be made by check mailed to _____________________________________________________________________ _____________________________________________________, or if the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to __________________ ________________________ the account of , account number                            .

SCHEDULE X

BENEFIT PLAN AFFIDAVIT

Bank One, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126

EXHIBIT N

Washington Mutual Bank, FA
1201 Third Avenue, 5th Floor
Seattle, Washington 98111

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

RE:	CLASS [1-A-1] [2-A-1] [CERTIFICATES (THE "PURCHASED CERTIFICATES") ISSUED BY CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-AR17 TRUST (THE "TRUST")

Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1.    That I am the _______________ of __________________ (the "Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2.    That the Purchaser is acquiring a Purchased Certificate representing an interest in the assets of the Trust.

          3.    That the Purchaser satisfies the condition in the paragraph marked below [mark one paragraph only]:

_____ The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any such Plan) acting, directly or indirectly, on behalf of or purchasing the Purchased Certificate with “plan assets” of, any Plan within the meaning of the Department of Labor (“DOL”) regulation at 29 C.F.R. Section 2510.3-101.

_____ The acquisition and holding of the Purchased Certificate are eligible for the exemptive relief available under DOL Prohibited Transaction Class Exemption 84-14, 90-1, 91-38,, 95-60 or 96-23.

_____ The Purchaser has delivered to Washington Mutual and the Trustee an opinion pursuant to Section 6(f) of the Second Amended and restated Pooling and Servicing Agreement, dated as of April 1, 2002, by and among Washington Mutual Bank, F.A., as Seller and Servicer, Bank One, National Association, as Trustee and Credit Suisse First Boston Mortgage securities Corp., as Depositor.

SCHEDULE X

         IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 20__.

[Purchaser]

By:________________________________
        Its:

SCHEDULE X

Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

SUBSCRIBED and SWORN to before me this day of ____________, 20__.

________________________________________________________
Notary Public

SCHEDULE X

SCHEDULE U

(On file with the Trustee)

SCHEDULE X

SCHEDULE V

(On file with the Trustee)

SCHEDULE V

SCHEDULE W

(On file with the Trustee)

SCHEDULE W

SCHEDULE X

(On file with the Trustee)

SCHEDULE X

SCHEDULE Y

(On file with the Trustee)

SCHEDULE Y